UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-07343

Exact name of registrant as specified in charter:	The Prudential Investment Portfolios Inc.

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	William V. Healey Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-802-2991

Date of fiscal year end:	9/30/2004

Date of reporting period:	9/30/2004

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

JennisonDryden Asset Allocation Funds

SEPTEMBER 30, 2004	ANNUAL REPORT

JennisonDryden Conservative Allocation Fund

Objective: Current income and a reasonable level of capital appreciation

JennisonDryden Moderate Allocation Fund

Objective: Capital appreciation and a reasonable level of current income

JennisonDryden Growth Allocation Fund

Objective: Long-term capital appreciation

FUND TYPE

Balanced/allocation

This report is not authorized for

distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

JENNISONDRYDEN ASSET ALLOCATION FUNDS

Dear Shareholder,

November 15, 2004

We hope that you find the annual report for the JennisonDryden Asset Allocation Funds informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity of having at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and is reflective of your personal investor profile and tolerance for risk.

JennisonDryden mutual funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC and/or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden mutual funds.

Sincerely,

Judy A. Rice, President

JennisonDryden Asset Allocation Funds

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Investment Adviser’s Report

Market Overview

The investing environment

The U.S. economy gave mixed signals in the Funds’ first reporting period. Although gross domestic product (GDP) grew during the six months ended September 30, 2004, in the second quarter of 2004 the economy slowed significantly from the rapid clip of the four prior quarters. Earnings soared as compared with a year earlier, but forecasts of future earnings growth declined, particularly in the technology sector. Consumer spending, which had driven the early stages of the economic recovery, slowed in the second quarter of 2004 to the weakest pace in three years. Some analysts thought that high oil prices and slow job creation, together with the continued high levels of household debt, had finally made consumers more cautious.

This slowdown came at a sensitive time. Global equity markets had been strong in the latter half of 2003, reflecting last year’s very strong corporate earnings growth. At the Funds’ inception on March 30, 2004, valuations (share prices in relation to corporate earnings and assets) were above their long-term averages. This was a sign that investors expected profits to continue to increase rapidly. Then several concerns, including geopolitical factors, slow job growth, and fear of rising energy prices, began to erode investors’ confidence in rosy earnings projections. Investors became less willing to pay a premium for expected growth. Their caution was reinforced during the reporting period as many technology companies accompanied strong current earnings reports with “guidance” to reduce expectations about future profits. As a result, the prices of stocks with high valuations, including many technology stocks, moved downward.

Looking at the global economy, there were no signs of economic recession in any significant market. According to The Economists’ poll of forecasters published on September 11, 2004, Japan and Britain were expected to grow at 4.5% and 3.4% respectively in 2004. However, expectations for Continental European economies, particularly those of Germany, Switzerland, and the Netherlands, were more sluggish. Taken together, it was a positive, but not buoyant environment.

Equity markets

The most noticeable aspect of the equity markets during the second and third quarters of 2004 was the absence of investor conviction. Trading volumes were low, held down by both the normal summer trading doldrums and by the high level of economic and geopolitical uncertainty. However, some share prices moved sharply, with substantial gains by energy and Internet commerce stocks and steep drops in technology shares, particularly by technology services firms and semiconductor and semiconductor equipment companies. Growth stocks began a global decline in July. U.S. large-cap growth stocks finished the reporting period lower, while U.S. large-cap value stocks finished higher.

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The earnings of small companies are particularly vulnerable to shifts in economic conditions, and small-cap stock prices have historically reflected this vulnerability. Small caps were strong toward the end of 2003, and they became weak when investor sentiment changed. The July decline of growth stocks was particularly marked in the small-cap market. Despite a September surge by small-cap Internet stocks, the Russell 2500 Index (a broad small-cap index) was still negative at period-end. Energy and materials stocks had substantial gains, but technology, consumer, and healthcare issues declined significantly.

International stocks followed the same general pattern as domestic stocks, with value stocks moving up slightly and growth stocks declining. The energy component of Morgan Stanley Capital International’s Europe, Australasia, Far East (EAFE) Index had a high positive return while EAFE Index’s technology stocks dropped sharply. Overall, EAFE was essentially even over the two-quarter period.

Fixed income markets

The bond markets shifted tone markedly during the Funds’ reporting period. Early on, reports showed that the economy had been very strong in the first quarter. This increased the likelihood that the Federal Reserve (the Fed) would tighten monetary policy. Typically, a rapidly growing economy is a cue to the Fed to raise interest rates in order to contain inflation. When interest rates rise, the prices of bonds already on the market fall. In anticipation of such Fed action, all sectors of the U.S. fixed income market fell during the second quarter of 2004. (Money market instruments, which had a miniscule positive yield, are considered a separate asset class from fixed income securities.) Some of the impact of rising interest rates was offset by the improving credit quality on high-yield (“junk”) bonds. Junk bonds are issued by relatively weak companies, which are less likely to default when business conditions are good. As a result, their prices held up better than the prices of Treasury and investment-grade corporate bonds.

On June 30, the Fed made the first of three small interest-rate interventions during the reporting period. Although these pushed up short-term rates, pressure on the prices of intermediate-term bonds was relieved by renewed negative news about the job situation and about the decline in consumer spending. Moreover, the Fed indicated that it wouldn’t push rates up precipitately. Bond prices moved up, offsetting the negative returns of the first quarter. Junk bonds continued to outperform other fixed income classes. Over the reporting period, all fixed income asset classes had negligible or positive returns, with very strong performance by lower-rated bonds.

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Asset Class Index Returns

Source: Lipper Inc.

The chart above shows the total returns for the six-month period ended September 30, 2004, of various securities indexes that are generally considered representative of the market sectors in which the Fund may invest, and does not reflect a mutual fund’s expenses. The performance cited does not represent the performance of the JennisonDryden Asset Allocation Funds. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The S&P 500/Barra Value Index contains the market-weighted half of the S&P 500 Index with lower book-to-price ratios.

The S&P 500/Barra Growth Index contains the market-weighted half of the S&P 500 Index with higher book-to-price ratios.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

The Russell 2500 Index includes the smallest 2500 securities in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the U.S. equity market.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed.

The Lehman Brothers Intermediate Government Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, with between 1 and less than 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.

The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed-rate, below-investment-grade debt securities with at least one year remaining to maturity. The Lehman Brothers U.S. Corporate High Yield Index gives a broad look at how high yield (junk) bonds have performed.

The Merrill Lynch 1-3 Year Corporate Index consists of fixed-rate, coupon-bearing corporate bonds, with a maturity of one to three years and a rating of BBB/Baa3 and above.

The 90-Day Treasury Bill is derived from secondary market interest rates as published by the Federal Reserve Bank in release H.15 and reflects the return of a constant maturity 90-day Treasury Bill.

JennisonDryden Asset Allocation Funds	5

Your Fund’s Performance

SEPTEMBER 30, 2004	ANNUAL REPORT

JennisonDryden Conservative Allocation Fund

Your Fund’s Performance

Fund objective

The investment objective of the JennisonDryden Conservative Allocation Fund (the Fund) is current income and a reasonable level of capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 9/30/04
	Since Inception[2] (With Sales Charge)	Since Inception[2] (Without Sales Charge)
Class A	–5.41% (–6.73)	0.10% (–1.30)
Class B	–5.29 (–6.69)	–0.30 (–1.70)
Class C	–1.30 (–2.70)	–0.30 (–1.70)
Class Z	0.30 (–1.10)	0.30 (–1.10)
S&P 500 Index[3]	N/A	–0.18
Russell 1000 Index[4]	N/A	–0.43
JDAA Conservative Custom Blend[5]	N/A	0.23
Lipper Income Funds Avg.[6]	N/A	0.46

Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

1Sources: Prudential Investments LLC, Lipper Inc., and Ibbotson Associates, Inc. The Fund has been in existence for less than one year, therefore no average annual returns are presented. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower, as indicated in parentheses. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception date: 3/30/04. The Since Inception returns for the S&P 500 Index, Russell 1000 Index, JDAA Conservative Custom Blend, and Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

JennisonDryden Asset Allocation Funds	7

4The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index.

5The JennisonDryden Asset Allocation (JDAA) Conservative Custom Blend is a model portfolio consisting of the S&P 500 Index (5%), the S&P 500/Barra Growth Index (8%), the S&P 500/Barra Value Index (11%), the Russell 2500 Index (6%), the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (10%), the Lehman Brothers U.S. Corporate High Yield Index (4%), the Lehman Brothers Intermediate Government Index (20%), the Merrill Lynch (ML) 1-3 Year Corporate Index (16%), and the 90-Day T-Bill (20%). Each component of the JDAA Conservative Custom Blend is an unmanaged index generally considered as representing the performance of its asset class. The JDAA Conservative Custom Blend is intended to provide a theoretical comparison to the Fund’s performance, based on the amounts allocated to each asset class. The JDAA Conservative Custom Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund.

6The Lipper Income Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Income Funds category. Funds in the Lipper Average normally seek a high level of current income through investing in income-producing stocks, bonds, and money market instruments.

Investors cannot invest directly in an index. The returns for the S&P 500 Index, Russell 1000 Index, and JDAA Conservative Custom Blend would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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Investment Adviser’s Report

Performance Target

The JennisonDryden Conservative Allocation Fund seeks to beat a performance target consisting of a conservatively weighted average return of nine asset classes displayed in the chart above. The returns of these asset classes are represented by the index returns displayed under “Asset Class Index Returns” on page 5. The Fund seeks to beat this target by holding positions in specific JennisonDryden mutual funds. In response to market developments, the Fund’s investment adviser may vary its holdings in those funds (within specified ranges).

Performance

During this reporting period, the JennisonDryden Conservative Allocation Fund’s return was slightly below that of its target, the JennisonDryden Asset Allocation (JDAA) Conservative Custom Blend. Most of the asset classes included in the Fund ended the period without a significant gain or loss from where they began. The exceptions were losses in U.S. large-cap growth stocks and small/mid-cap stocks and gains in high yield bonds and (to a smaller extent) U.S. large-cap value stocks. By and large, the Fund’s exposures to these asset classes offset each other, bringing its return for the reporting period close to zero.

JennisonDryden Asset Allocation Funds	9

Your Fund’s Performance

SEPTEMBER 30, 2004	ANNUAL REPORT

JennisonDryden Moderate Allocation Fund

Your Fund’s Performance

Fund objective

The investment objective of the JennisonDryden Moderate Allocation Fund (the Fund) is capital appreciation and a reasonable level of current income. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 9/30/04
	Since Inception[2] (With Sales Charge)	Since Inception[2] (Without Sales Charge)
Class A	–5.22% (–5.69)	0.30% (–0.20)
Class B	–5.10 (–5.60)	–0.10 (–0.60)
Class C	–1.10 (–1.60)	–0.10 (–0.60)
Class Z	0.40 (–0.10)	0.40 (–0.10)
S&P 500 Index[3]	N/A	–0.18
Russell 1000 Index[4]	N/A	–0.43
JDAA Moderate Custom Blend[5]	N/A	0.08
Lipper Balanced Funds Avg.[6]	N/A	–0.70

Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

1Sources: Prudential Investments LLC, Lipper Inc., and Ibbotson Associates, Inc. The Fund has been in existence for less than one year, therefore no average annual returns are presented. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower, as indicated in parentheses. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception date: 3/30/04. The Since Inception returns for the S&P 500 Index, Russell 1000 Index, JDAA Moderate Custom Blend and Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

JennisonDryden Asset Allocation Funds	11

4The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index.

5The JennisonDryden Asset Allocation (JDAA) Moderate Custom Blend is a model portfolio consisting of the S&P 500 Index (7%), the S&P 500/Barra Growth Index (12%), the S&P 500/Barra Value Index (17%), the Russell 2500 Index (12%), the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (17%), the Lehman Brothers U.S. Corporate High Yield Index (5%), the Lehman Brothers Intermediate Government Index (15%), the Merrill Lynch (ML) 1-3 Year Corporate Index (10%), and the 90-Day T-Bill (5%). Each component of the JDAA Moderate Custom Blend is an unmanaged index generally considered as representing the performance of its asset class. The JDAA Moderate Custom Blend is intended to provide a theoretical comparison to the Fund’s performance, based on the amounts allocated to each asset class. The JDAA Moderate Custom Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund.

6The Lipper Balanced Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Balanced Funds category. Funds in the Lipper Average have a primary objective to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%:40%.

Investors cannot invest directly in an index. The returns for the S&P 500 Index, Russell 1000 Index, and JDAA Moderate Custom Blend would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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Investment Adviser’s Report

Performance Target

The JennisonDryden Moderate Allocation Fund seeks to beat a performance target consisting of a weighted average return of nine asset classes displayed in the chart above. The returns of these asset classes are represented by the index returns displayed under “Asset Class Index Returns” on page 5. The Fund seeks to beat this target by holding positions in specific JennisonDryden mutual funds. In response to market developments, the Fund’s investment adviser may vary its holdings in those funds (within specified ranges).

Performance

During this reporting period, the JennisonDryden Moderate Allocation Fund’s return was essentially in line with that of its target, the JennisonDryden Asset Allocation (JDAA) Moderate Custom Blend. Most of the asset classes included in the Fund ended the period without a significant gain or loss from where they began. The exceptions were losses in U.S. large-cap growth stocks and small/mid-cap stocks and gains in high yield bonds and (to a smaller extent) U.S. large-cap value stocks. By and large, the Fund’s exposures to these asset classes offset each other.

JennisonDryden Asset Allocation Funds	13

Your Fund’s Performance

SEPTEMBER 30, 2004	ANNUAL REPORT

JennisonDryden Growth Allocation Fund

Your Fund’s Performance

Fund objective

The investment objective of the JennisonDryden Growth Allocation Fund (the Fund) is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 9/30/04
	Since Inception[2] (With Sales Charge)	Since Inception[2] (Without Sales Charge)
Class A	–5.41% (–6.45)	0.10% (–1.00)
Class B	–5.19 (–6.29)	–0.20 (–1.30)
Class C	–1.20 (–2.30)	–0.20 (–1.30)
Class Z	0.30 (–0.80)	0.30 (–0.80)
S&P 500 Index[3]	N/A	–0.18
Russell 1000 Index[4]	N/A	–0.43
JDAA Growth Custom Blend[5]	N/A	–0.29
Lipper Multi-Cap Core Funds Avg.[6]	N/A	–1.60

Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

1Sources: Prudential Investments LLC, Lipper Inc., and Ibbotson Associates, Inc. The Fund has been in existence for less than one year, therefore no average annual returns are presented. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower, as indicated in parentheses. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception date: 3/30/04. The Since Inception returns for the S&P 500 Index, Russell 1000 Index, JDAA Growth Custom Blend, and Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

JennisonDryden Asset Allocation Funds	15

4The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index.

5The JennisonDryden Asset Allocation (JDAA) Growth Custom Blend is a model portfolio consisting of the S&P 500 Index (9%), the S&P 500/Barra Growth Index (16%), the S&P 500/Barra Value Index (20%), the Russell 2500 Index (20%), the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (25%), the Lehman Brothers U.S. Corporate High Yield Index (2%), and the Lehman Brothers Intermediate Government Index (8%). Each component of the JDAA Growth Custom Blend is an unmanaged index generally considered as representing the performance of its asset class. The JDAA Growth Custom Blend is intended to provide a theoretical comparison to the Fund’s performance, based on the amounts allocated to each asset class. The JDAA Growth Custom Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund.

6The Lipper Multi-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Multi-Cap Core Funds category. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SuperComposite 1500 Index.

Investors cannot invest directly in an index. The returns for the S&P 500 Index, Russell 1000 Index, and JDAA Growth Custom Blend would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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Investment Adviser’s Report

Performance Target

The JennisonDryden Growth Allocation Fund seeks to beat a performance target consisting of a weighted average return of seven asset classes displayed in the chart above. The returns of these asset classes are represented by the index returns displayed under “Asset Class Index Returns” on page 5. The Fund seeks to beat this target by holding positions in specific JennisonDryden mutual funds. In response to market developments, the Fund’s investment adviser may vary its holdings in those funds (within specified ranges).

Performance

During this reporting period, the JennisonDryden Growth Allocation Fund’s return was in line with that of its target, the JennisonDryden Asset Allocation (JDAA) Growth Custom Blend. Three of the asset classes included in the Fund ended the period without a significant gain or loss from where they began. Losses in U.S. large-cap growth stocks and small/mid-cap stocks were almost offset by gains in U.S. large-cap value stocks, bringing the Fund’s return for the reporting period close to zero.

JennisonDryden Asset Allocation Funds	17

Fees and Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended September 30, 2004.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period. The Funds may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Funds, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the

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period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Funds may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Funds, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

JennisonDryden Conservative Allocation Fund		Beginning Account Value April 1, 2004	Ending Account Value September 30, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,000	0.75%	$3.75
	Hypothetical	$1,000	$1,021	0.75%	$3.79

Class B	Actual	$1,000	$996	1.50%	$7.49
	Hypothetical	$1,000	$1,018	1.50%	$7.57

Class C	Actual	$1,000	$996	1.50%	$7.49
	Hypothetical	$1,000	$1,018	1.50%	$7.57

Class Z	Actual	$1,000	$1,001	0.50%	$2.50
	Hypothetical	$1,000	$1,023	0.50%	$2.53

JennisonDryden Asset Allocation Funds	19

Fees and Expenses (continued)

JennisonDryden Moderate Allocation Fund		Beginning Account Value April 1, 2004	Ending Account Value September 30, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,001	0.75%	$3.75
	Hypothetical	$1,000	$1,021	0.75%	$3.79

Class B	Actual	$1,000	$997	1.50%	$7.49
	Hypothetical	$1,000	$1,018	1.50%	$7.57

Class C	Actual	$1,000	$997	1.50%	$7.49
	Hypothetical	$1,000	$1,018	1.50%	$7.57

Class Z	Actual	$1,000	$1,002	0.50%	$2.50
	Hypothetical	$1,000	$1,023	0.50%	$2.53

JennisonDryden Growth Allocation Fund		Beginning Account Value April 1, 2004	Ending Account Value September 30, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$999	0.75%	$3.75
	Hypothetical	$1,000	$1,021	0.75%	$3.79

Class B	Actual	$1,000	$996	1.50%	$7.49
	Hypothetical	$1,000	$1,018	1.50%	$7.57

Class C	Actual	$1,000	$996	1.50%	$7.49
	Hypothetical	$1,000	$1,018	1.50%	$7.57

Class Z	Actual	$1,000	$1,001	0.50%	$2.50
	Hypothetical	$1,000	$1,023	0.50%	$2.53

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2004, and divided by the 366 days in the Funds’ current fiscal year (to reflect the six-month period).

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JennisonDryden Conservative Allocation Fund

Portfolio of Investments

as of September 30, 2004

	Shares	Value (Note 1)

LONG-TERM INVESTMENTS 99.0%
MUTUAL FUNDS
Dryden Government Income Fund, Inc. (Class Z)	179,287	$1,631,516
Dryden High Yield Fund, Inc. (Class Z)	68,620	399,367
Dryden International Equity Fund (Class Z)	161,270	909,562
Dryden Large-Cap Core Equity Fund (Class Z)	50,288	523,494
Dryden Short-Term Corporate Bond Fund, Inc. (Class Z)	130,531	1,482,831
Dryden Ultra Short Bond Fund (Class Z)	172,181	1,677,040
Jennison 20/20 Focus Fund (Class Z)	46,637	532,594
Jennison Equity Opportunity Fund (Class Z)	31,079	522,755
Jennison Growth Fund (Class Z)	67,864	892,409
Jennison U.S. Emerging Growth Fund, Inc. (Class Z)	20,700	307,802
Jennison Value Fund (Class Z)	26,129	431,397

Total long-term investments (cost $9,269,487)		9,310,767

SHORT-TERM INVESTMENT 2.3%
MUTUAL FUND
Dryden Core Investment Fund-Taxable Money Market Series (cost $211,041; Note 3)	211,041	211,041

Total Investments 101.3% (cost $9,480,528; Note 5)		9,521,808
Liabilities in excess of other assets (1.3%)		(117,648)

Total Net Assets 100.0%		$9,404,160

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2004 was as follows:

Investment Type	%
Large-Cap Growth & Value Equity	20.9
Short-Term Debt	33.6
U.S. Government Debt	17.3
Large-Cap Growth Equity	9.5
Multi-Cap Value Equity	5.6
Large-Cap Value Equity	4.6
High Yield Debt	4.2
Small- / Mid-Cap Growth Equity	3.3

99.0
Short-Term Investments	2.3
Liabilities in excess of other assets	(1.3)

100.0

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	21

JennisonDryden Moderate Allocation Fund

Portfolio of Investments

as of September 30, 2004

	Shares	Value (Note 1)

LONG-TERM INVESTMENTS 91.9%
MUTUAL FUNDS
Dryden Government Income Fund, Inc. (Class Z)	344,888	$3,138,485
Dryden High Yield Fund, Inc. (Class Z)	215,315	1,253,133
Dryden International Equity Fund (Class Z)	781,318	4,406,633
Dryden Large-Cap Core Equity Fund (Class Z)	186,005	1,936,315
Dryden Short-Term Corporate Bond Fund (Class Z)	205,597	2,335,583
Dryden Small-Cap Core Equity Fund, Inc. (Class Z)	53,886	785,656
Dryden Ultra Short Bond Fund (Class Z)	84,295	821,032
Jennison 20/20 Focus Fund (Class Z)	176,760	2,018,602
Jennison Equity Opportunity Fund (Class Z)	128,032	2,153,496
Jennison Growth Fund (Class Z)	270,782	3,560,779
Jennison U.S. Emerging Growth Fund, Inc. (Class Z)	51,648	768,002
Jennison Value Fund (Class Z)	89,318	1,474,647

Total long-term investments (cost $24,370,427)		24,652,363

SHORT-TERM INVESTMENT 5.9%
MUTUAL FUND
Dryden Core Investment Fund-Taxable Money Market Series (cost $1,573,545; Note 3)	1,573,545	1,573,545

Total Investments 97.8% (cost $25,943,972; Note 5)		26,225,908
Other assets in excess of liabilities 2.2%		591,696

Total Net Assets 100.0%		$26,817,604

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of September 30, 2004 was as follows:

Investment Type	%
Large-Cap Growth & Value Equity	31.2
Large-Cap Growth Equity	13.3
Short-Term Debt	11.8
U.S. Government Debt	11.7
Multi-Cap Value Equity	8.0
Large-Cap Value Equity	5.5
High Yield Debt	4.7
Small-Cap Growth & Value Equity	2.9
Small- / Mid-Cap Growth Equity	2.8

91.9
Short-Term Investments	5.9
Other assets in excess of liabilities	2.2

100.0

See Notes to Financial Statements.

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JennisonDryden Growth Allocation Fund

Portfolio of Investments

as of September 30, 2004

	Shares	Value (Note 1)

LONG-TERM INVESTMENTS 97.8%
MUTUAL FUNDS
Dryden International Equity Fund (Class Z)	545,635	$3,077,384
Dryden Large-Cap Core Equity Fund (Class Z)	110,653	1,151,899
Dryden Small-Cap Core Equity Fund, Inc. (Class Z)	74,251	1,082,580
Dryden Total Return Bond Fund, Inc. (Class Z)	50,549	651,581
Jennison 20/20 Focus Fund (Class Z)	93,274	1,065,184
Jennison Equity Opportunity Fund (Class Z)	75,864	1,276,026
Jennison Growth Fund (Class Z)	164,335	2,160,999
Jennison U.S. Emerging Growth Fund, Inc. (Class Z)	38,740	576,069
Jennison Value Fund (Class Z)	41,984	693,161

Total long-term investments (cost $11,563,905)		11,734,883

SHORT-TERM INVESTMENT 2.7%
MUTUAL FUND
Dryden Core Investment Fund-Taxable Money Market Series (cost $328,002; Note 3)	328,002	328,002

Total Investments 100.5% (cost $11,891,907; Note 5)		12,062,885
Liabilities in excess of other assets (0.5%)		(66,990)

Total Net Assets 100.0%		$11,995,895

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2004 was as follows:

Investment Type	%
Large-Cap Growth & Value Equity	44.2
Large-Cap Growth Equity	18.0
Multi-Cap Value Equity	10.6
Small-Cap Growth & Value Equity	9.0
Large-Cap Value Equity	5.8
Multi-sector Debt	5.4
Small- / Mid-Cap Growth Equity	4.8

97.8
Short-Term Investments	2.7
Liabilities in excess of other assets	(0.5)

100.0

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	23

Statement of Assets and Liabilities

as of September 30, 2004

JennisonDryden Conservative Allocation Fund
Assets
Investments, at value (cost $9,480,528)	$9,521,808
Cash	1,161
Receivable for Fund shares sold	43,668
Due from manager	28,007
Dividends receivable	4,771
Prepaid expenses	160

Total assets	9,599,575

Liabilities
Accrued expenses	138,908
Payable for Fund shares reacquired	50,675
Distribution fee payable	5,531
Deferred directors’ fees	301

Total liabilities	195,415

Net Assets	$9,404,160

Net assets were comprised of:
Common stock, at par	$942
Paid-in capital in excess of par	9,323,887

9,324,829
Undistributed net investment income	40,315
Accumulated net realized loss on investments	(2,264)
Net unrealized appreciation on investments	41,280

Net assets, September 30, 2004	$9,404,160

See Notes to Financial Statements.

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JennisonDryden Conservative Allocation Fund
Class A
Net asset value and redemption price per share ($2,547,798 ÷ 254,402 shares of common stock issued and outstanding)	$10.01
Maximum sales charge (5.5% of offering price)	0.58

Maximum offering price to public	$10.59

Class B
Net asset value, offering price and redemption price per share ($5,234,230 ÷ 524,978 shares of common stock issued and outstanding)	$9.97

Class C
Net asset value, offering price and redemption price per share ($1,280,569 ÷ 128,437 shares of common stock issued and outstanding)	$9.97

Class Z
Net asset value, offering price and redemption price per share ($341,563 ÷ 34,063 shares of common stock issued and outstanding)	$10.03

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	25

Statement of Assets and Liabilities

as of September 30, 2004

JennisonDryden Moderate Allocation Fund
Assets
Investments, at value (cost $25,943,972)	$26,225,908
Cash	10,380
Receivable for Fund shares sold	761,149
Due from manager	23,133
Dividends receivable	7,629
Prepaid expenses	429

Total assets	27,028,628

Liabilities
Accrued expenses	134,225
Payable for Fund shares reacquired	62,628
Distribution fee payable	13,869
Deferred directors’ fees	302

Total liabilities	211,024

Net Assets	$26,817,604

Net assets were comprised of:
Common stock, at par	$2,681
Paid-in capital in excess of par	26,517,700

26,520,381
Undistributed net investment income	33,316
Accumulated net realized loss on investments	(18,029)
Net unrealized appreciation on investments	281,936

Net assets, September 30, 2004	$26,817,604

See Notes to Financial Statements.

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JennisonDryden Moderate Allocation Fund
Class A
Net asset value and redemption price per share ($9,863,139 ÷ 983,484 shares of common stock issued and outstanding)	$10.03
Maximum sales charge (5.5% of offering price)	0.58

Maximum offering price to public	$10.61

Class B
Net asset value, offering price and redemption price per share ($13,124,173 ÷ 1,314,336 shares of common stock issued and outstanding)	$9.99

Class C
Net asset value, offering price and redemption price per share ($3,250,089 ÷ 325,469 shares of common stock issued and outstanding)	$9.99

Class Z
Net asset value, offering price and redemption price per share ($580,203 ÷ 57,797 shares of common stock issued and outstanding)	$10.04

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	27

Statement of Assets and Liabilities

as of September 30, 2004

JennisonDryden Growth Allocation Fund
Assets
Investments, at value (cost $11,891,907)	$12,062,885
Receivable for Fund shares sold	57,376
Due from manager	19,601
Dividends receivable	900
Prepaid expenses	202

Total assets	12,140,964

Liabilities
Accrued expenses	130,764
Distribution fee payable	7,138
Payable for Fund shares reacquired	5,613
Payable to custodian	1,253
Deferred directors’ fees	301

Total liabilities	145,069

Net Assets	$11,995,895

Net assets were comprised of:
Common stock, at par	$1,201
Paid-in capital in excess of par	11,838,206

11,839,407
Accumulated net realized loss on investments	(14,490)
Net unrealized appreciation on investments	170,978

Net assets, September 30, 2004	$11,995,895

See Notes to Financial Statements.

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JennisonDryden Growth Allocation Fund
Class A
Net asset value and redemption price per share ($3,420,833 ÷ 341,665 shares of common stock issued and outstanding)	$10.01
Maximum sales charge (5.5% of offering price)	0.58

Maximum offering price to public	$10.59

Class B
Net asset value, offering price and redemption price per share ($6,585,424 ÷ 660,086 shares of common stock issued and outstanding)	$9.98

Class C
Net asset value, offering price and redemption price per share ($1,711,101 ÷ 171,511 shares of common stock issued and outstanding)	$9.98

Class Z
Net asset value, offering price and redemption price per share ($278,537 ÷ 27,779 shares of common stock issued and outstanding)	$10.03

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	29

Statement of Operations

Period Ended September 30, 2004

JennisonDryden Conservative Allocation Fund
Net Investment Income
Dividends	$74,298

Expenses
Management fee	6,116
Distribution fee—Class A	1,929
Distribution fee—Class B	16,354
Distribution fee—Class C	4,944
Registration fees	54,000
Reports to shareholders	52,000
Legal fees and expenses	22,000
Custodian's fees and expenses	18,000
Audit fee	17,000
Transfer agent’s fees and expenses	4,000
Directors’ fees	2,000
Miscellaneous	5,715

Net expenses	204,058
Less: Expense subsidy (Note 2)	(165,540)

Total expenses	38,518

Net investment income	35,780

Net Realized And Unrealized Gain (Loss) On Investments
Net realized loss on investment transactions	(2,264)
Net unrealized appreciation on investments	41,280

Net gain on investments	39,016

Net Increase In Net Assets Resulting From Operations	$74,796

See Notes to Financial Statements.

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Statement of Operations

Period Ended September 30, 2004

JennisonDryden Moderate Allocation Fund
Net Investment Income
Dividends	$121,087

Expenses
Management fee	16,238
Distribution fee—Class A	7,078
Distribution fee—Class B	38,280
Distribution fee—Class C	12,101
Registration fees	54,000
Reports to shareholders	47,000
Legal fees and expenses	22,000
Custodian’s fees and expenses	18,000
Audit fee	17,000
Transfer agent's fees and expenses	10,000
Directors’ fees	2,000
Miscellaneous	5,543

Net expenses	249,240
Less: Expense subsidy (Note 2)	(151,189)

Total expenses	98,051

Net investment income	23,036

Net Realized And Unrealized Gain (Loss) On Investments
Net realized loss on investment transactions	(18,029)
Net unrealized appreciation on investments	281,936

Net gain on investments	263,907

Net Increase In Net Assets Resulting From Operations	$286,943

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	31

Statement of Operations

Period Ended September 30, 2004

JennisonDryden Growth Allocation Fund
Net Investment Loss
Dividends	$13,742

Expenses
Management fee	7,774
Distribution fee—Class A	2,798
Distribution fee—Class B	20,044
Distribution fee—Class C	6,443
Registration fees	56,000
Reports to shareholders	39,000
Custodian's fees and expenses	23,000
Legal fees and expenses	22,000
Audit fee	17,000
Transfer agent’s fees and expenses	7,000
Directors’ fees	2,000
Miscellaneous	3,919

Total expenses	206,978
Less: Expense subsidy (Note 2)	(158,258)

Net expenses	48,720

Net investment loss	(34,978)

Net Realized And Unrealized Gain (Loss) On Investments
Net realized loss on investment transactions	(14,312)
Net unrealized appreciation on investments	170,978

Net gain on investments	156,666

Net Increase In Net Assets Resulting From Operations	$121,688

See Notes to Financial Statements.

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Statement of Changes in Net Assets

Period Ended September 30, 2004

JennisonDryden Conservative Allocation Fund
Increase (Decrease) In Net Assets
Operations
Net investment income	$35,780
Net realized loss on investments	(2,264)
Net unrealized appreciation on investments	41,280

Net increase in net assets resulting from operations	74,796

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	10,390,597
Cost of shares reacquired	(1,061,233)

Net increase in net assets from Fund share transactions	9,329,364

Total increase	9,404,160

Net Assets
Beginning of period	—

End of period (a)	$9,404,160

(a) Includes undistributed net investment income of:	$40,315

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	33

Statement of Changes in Net Assets

Period Ended September 30, 2004

JennisonDryden Moderate Allocation Fund
Increase (Decrease) In Net Assets
Operations
Net investment income	$23,036
Net realized loss on investments	(18,029)
Net change in unrealized appreciation on investments	281,936

Net increase in net assets resulting from operations	286,943

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	27,567,633
Cost of shares reacquired	(1,036,972)

Net increase in net assets from Fund share transactions	26,530,661

Total increase	26,817,604

Net Assets
Beginning of period	—

End of period(a)	$26,817,604

(a) Includes undistributed net investment income of:	$33,316

See Notes to Financial Statements.

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Statement of Changes in Net Assets

Period Ended September 30, 2004

JennisonDryden Growth Allocation Fund
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(34,978)
Net realized loss on investments	(14,312)
Net unrealized appreciation on investments	170,978

Net increase in net assets resulting from operations	121,688

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	12,333,979
Cost of shares reacquired	(459,772)

Net increase in net assets from Fund share transactions	11,874,207

Total increase	11,995,895

Net Assets
Beginning of period	—

End of period	$11,995,895

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	35

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company was incorporated in Maryland on August 10, 1995 and consists of six series (“Fund” or “Funds”): Jennison Equity Opportunity Fund, Jennison Growth Fund, and Dryden Active Allocation Fund (formerly Prudential Active Balanced Fund) which are diversified funds and JennisonDryden Conservative Allocation Fund (“Conservative Allocation Portfolio”), JennisonDryden Moderate Allocation Fund (“Moderate Allocation Portfolio”) and JennisonDryden Growth Allocation Fund (“Growth Allocation Portfolio”) which are non-diversified. Conservative Allocation Portfolio, Moderate Allocation Portfolio and Growth Allocation Portfolio (collectively referred to as “Asset Allocation Portfolios”) commenced investment operations on March 31, 2004.

The Conservative Allocation Portfolio’s investment objective is current income and a reasonable level of capital appreciation. The Moderate Allocation Portfolio’s investment objective is capital appreciation and a reasonable level of current income. The Growth allocation Portfolio’s investment objective is long-term capital appreciation. Each Asset Allocation Portfolio seeks to achieve its objective by investing in a combination of mutual funds in the JennisonDryden mutual fund family (each, an underlying fund). Each portfolio in the Asset Allocation Portfolios is typically referred to as a “Fund of Funds” because it invests in other mutual funds. The Asset Allocation Portfolios may also invest directly in U.S. Government securities and money market instruments for cash management purposes or when assuming a defensive position.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Asset Allocation Portfolios in the preparation of its financial statements.

Securities Valuation: Investments in the underlying funds are valued at the closing net asset value per share of each underlying fund as reported on each business day. Short-term investments maturing within sixty days or less are valued at amortized cost which approximates market values. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market value.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are

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calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Expenses are recorded on the accrual basis.

Net Investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends will typically be distributed quarterly by the Conservative Allocation Portfolio, semi-annually by the Moderate Allocation Portfolio and annually by the Growth Allocation Portfolio. Each Asset Allocation Portfolio declares and pays its net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Fund in the Company is treated as a separate taxpaying entity. It is each of the Asset Allocation Portfolios’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Asset Allocation Portfolios with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Asset Allocation Portfolios. In connection therewith, PIM is obligated to keep certain books and records of the Asset Allocation Portfolios. PI pays for the services of PIM, the compensation of officers of the Asset Allocation Portfolios, occupancy and certain clerical and bookkeeping costs of the Asset Allocation Portfolios. The Asset Allocation Portfolios bear all other costs and expenses.

JennisonDryden Asset Allocation Funds	37

Notes to Financial Statements

Cont’d

The management fee paid to PI is computed daily and payable monthly at an annual rate of .20% of 1% of each of the Asset Allocation Portfolios’ daily average net assets.

The Asset Allocation Portfolios have a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, B, C and Z shares of the Asset Allocation Portfolios. The Asset Allocation Portfolios compensate PIMS for distributing and servicing the Asset Allocation Portfolios’ Class A, B and C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Asset Allocation Portfolios.

Pursuant to the Class A, B and C Plans, the Asset Allocation Portfolios compensate PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares.

PI has contractually agreed to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees and underlying fund fees and expenses) of each class of shares of the Asset Allocation Portfolios to .50 of 1% of each Asset Allocation Portfolios’ average daily net assets from the commencement of operations through the period ended September 30, 2004.

PIMS has advised the Asset Allocation Portfolios of its receipt of front-end sales charges resulting from sales of Class A shares during the period ended September 30, 2004. These amounts were approximately as follows:

Portfolio	Class A
Conservative Allocation Portfolio	$80,700
Moderate Allocation Portfolio	285,800
Growth Allocation Portfolio	102,000

From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

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PIMS has advised the Asset Allocation Portfolios of its receipt of contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders for the period ended September 30, 2004. These amounts were approximately as follows:

Portfolio	Class B	Class C
Conservative Allocation Portfolio	$3,700	$500
Moderate Allocation Portfolio	7,400	700
Growth Allocation Portfolio	4,900	400

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Asset Allocation Portfolios, along with other affiliated registered investment companies (the “Portfolios”), are party to a syndicated credit agreement (“SCA”) with a group of banks. For the period ended September 30, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Portfolios pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Portfolios pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is October 29, 2004. Effective October 29, 2004, the Portfolios entered into a revised credit agreement with two banks. The commitment under the revised credit agreement continues to be $500 million. The Portfolios pay a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration date of the revised credit agreement will be October 28, 2005. The Asset Allocation Portfolios did not borrow any amounts pursuant to the SCA during the period ended September 30, 2004.

Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. The following amounts represent the fees incurred for the services of PMFS for the period ended September 30, 2004 as well as the fees due to PMFS as of September 30, 2004. Transfer agent fees and expenses in the Statement of Operations include certain out of pocket expenses paid to non-affiliates.

Portfolio	Amount Incurred for the Period Ended September 30, 2004	Amount Due as of September 30, 2004
Conservative Allocation Portfolio	$2,700	$500
Moderate Allocation Portfolio	8,800	1,700
Growth Allocation Portfolio	6,500	1,200

JennisonDryden Asset Allocation Funds	39

Notes to Financial Statements

Cont’d

The Asset Allocation Portfolios pay networking fees to Wachovia Securities, LLC (“Wachovia”), an affiliate of PI. These networking fees are payments to clear mutual fund transactions through a national clearing system These amounts are included in the transfer agent fees and expenses in the Statement of Operations. The Asset Allocation Portfolios paid networking fees as follows:

Portfolios	Total Networking Fees Paid to Wachovia	Due to Wachovia as of September 30, 2004
Conservative Allocation Portfolio	$209	$44
Moderate Allocation Portfolio	845	180
Growth Allocation Portfolio	638	129

The Asset Allocation Portfolios invest in the Taxable Money Market Series (the “Series”), a portfolio of the Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the period ended September 30, 2004, the Asset Allocation Portfolios earned income of $1,439, $4,020 and $1,852 from the Conservative Allocation Portfolio, Moderate Allocation Portfolio and Growth Allocation Portfolio, respectively, by investing its excess cash.

Note 4. Portfolio Securities

Purchases and sales of investment securities other than short-term investments, for the period ended September 30, 2004 were as follows:

Portfolios	Purchases	Sales
Conservative Allocation Portfolio	$9,456,751	$185,000
Moderate Allocation Portfolio	25,263,456	875,000
Growth Allocation Portfolio	12,022,003	443,785

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Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income or loss and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income or loss and accumulated net realized gain or loss on investments. For the period ended September 30, 2004, the adjustments were as follows:

Portfolios	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital in Excess of Par
Conservative Allocation Portfolio(a)	$4,535	—	$(4,535)
Moderate Allocation Portfolio(a)	10,280	—	(10,280)
Growth Allocation Portfolio(a)(b)	34,978	$(178)	(34,800)

(a)	Reclass of non-deductible expenses.
(b)	Reclass of net operating loss.

As of September 30, 2004, the components of distributable earnings on a tax basis were as follows:

Portfolios	Accumulated Ordinary Income	Accumulated Long-Term Capital Gains
Conservative Allocation Portfolio	$40,780	—
Moderate Allocation Portfolio	33,316	—

As of September 30, 2004, the Growth Allocation Portfolio had no distributable earnings.

The United States federal income tax basis and unrealized appreciation (depreciation) of the Asset Allocation Portfolios’ investments as of September 30, 2004 were as follows:

Portfolios	Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
Conservative Allocation Portfolio	$9,483,258	$64,694	$(26,144)	$38,550
Moderate Allocation Portfolio	25,952,620	329,118	(55,830)	273,288
Growth Allocation Portfolio	11,906,397	192,932	(36,444)	156,488

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales. In addition, Moderate Allocation Portfolio elected to treat post-October capital losses of approximately $9,400 incurred in the period ended September 30, 2004 as having been incurred in the following fiscal year.

JennisonDryden Asset Allocation Funds	41

Notes to Financial Statements

Cont’d

Note 6. Capital

The Company offers Class A, Class B, Class C and Class Z shares. There are 6.25 billion shares of $.001 par value of common stock of the Company authorized which are divided into six series and four classes, designated Class A, Class B, Class C and Class Z. Each class of par value shares represents an interest in the same assets of the Company and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or services fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. As of September 30, 2004 Prudential owned one share of Class A, B, C and Z shares of the Conservative Allocation Portfolio, Moderate Allocation Portfolio and Growth Allocation Portfolio.

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Transactions in shares of common stock were as follows:

Conservative Allocation Portfolio:

Class A	Shares	Amount
Period ended September 30, 2004:
Shares sold	286,498	$2,838,421
Shares reacquired	(36,841)	(364,954)

Net increase (decrease) in shares outstanding before conversion	249,657	2,473,467
Shares issued upon conversion from Class B	4,745	47,157

Net increase (decrease) in shares outstanding	254,402	$2,520,624

Class B
Period ended September 30, 2004:
Shares sold	558,496	$5,525,675
Shares reacquired	(28,761)	(281,940)

Net increase (decrease) in shares outstanding before conversion	529,735	5,243,735
Shares reacquired upon conversion into Class A	(4,757)	(47,157)

Net increase (decrease) in shares outstanding	524,978	$5,196,578

Class C
Period ended September 30, 2004:
Shares sold	158,998	$1,578,787
Shares reacquired	(30,561)	(306,092)

Net increase (decrease) in shares outstanding	128,437	$1,272,695

Class Z
Period ended September 30, 2004:
Shares sold	44,968	$447,714
Shares reacquired	(10,905)	(108,247)

Net increase (decrease) in shares outstanding	34,063	$339,467

Moderate Allocation Portfolio:

Class A	Shares	Amount
Period ended September 30, 2004:
Shares sold	1,011,338	$9,999,645
Shares reacquired	(31,199)	(307,316)

Net increase (decrease) in shares outstanding before conversion	980,139	9,692,329
Shares issued upon conversion from Class B	3,345	33,348

Net increase (decrease) in shares outstanding	983,484	$9,725,677

JennisonDryden Asset Allocation Funds	43

Notes to Financial Statements

Cont’d

Class B	Shares	Amount
Period ended September 30, 2004:
Shares sold	1,351,742	$13,368,125
Shares reacquired	(34,053)	(334,631)

Net increase (decrease) in shares outstanding before conversion	1,317,689	13,033,494
Shares reacquired upon conversion into Class A	(3,353)	(33,348)

Net increase (decrease) in shares outstanding	1,314,336	$13,000,146

Class C
Period ended September 30, 2004:
Shares sold	357,895	$3,549,629
Shares reacquired	(32,426)	(318,931)

Net increase (decrease) in shares outstanding	325,469	$3,230,698

Class Z
Period ended September 30, 2004:
Shares sold	65,500	$650,234
Shares reacquired	(7,703)	(76,094)

Net increase (decrease) in shares outstanding	57,797	$574,140

Growth Allocation Portfolio:

Class A	Shares	Amount
Period ended September 30, 2004:
Shares sold	348,621	$3,455,171
Shares reacquired	(15,159)	(146,900)

Net increase (decrease) in shares outstanding before conversion	333,462	3,308,271
Shares issued upon conversion from Class B	8,203	81,839

Net increase (decrease) in shares outstanding	341,665	$3,390,110

Class B
Period ended September 30, 2004:
Shares sold	681,473	$6,717,172
Shares reacquired	(13,166)	(128,353)

Net increase (decrease) in shares outstanding before conversion	668,307	6,588,819
Shares reacquired upon conversion into Class A	(8,221)	(81,839)

Net increase (decrease) in shares outstanding	660,086	$6,506,980

Class C
Period ended September 30, 2004:
Shares sold	175,871	$1,741,460
Shares reacquired	(4,360)	(42,399)

Net increase (decrease) in shares outstanding	171,511	$1,699,061

Class Z
Period ended September 30, 2004:
Shares sold	42,270	$420,176
Shares reacquired	(14,491)	(142,120)

Net increase (decrease) in shares outstanding	27,779	$278,056

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Financial Highlights

SEPTEMBER 30, 2004	ANNUAL REPORT

JennisonDryden Asset Allocation Funds

Financial Highlights

JennisonDryden Conservative Allocation Fund

	Class A
	March 30, 2004(e) Through September 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.00

Income from investment operations
Net investment income	.05
Net realized and unrealized loss on investment transactions	(.04)

Total from investment operations	.01

Net asset value, end of period	$10.01

Total Return(a):	0.10%
Ratios/Supplemental Data:
Net assets, end of period (000)	$2,548
Average net assets (000)	$1,535
Ratios to average net assets:(f)
Expenses, including distribution and service (12b-1) fees	.75	%(b)(c)
Expenses, excluding distribution and service (12b-1) fees	.50	%(c)
Net investment income	1.69	%(c)
For Class A, B, C and Z shares:
Portfolio turnover rate	3	%(d)

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies.
(b)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(c)	Annualized.
(d)	Not annualized.
(e)	Inception date of Class A, B, C and Z shares.
(f)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 6.16%, 6.91%, 6.91% and 5.91% for Classes A, B, C and Z, respectively for the period ended September 30, 2004. The net investment income/(loss) ratios would have been (5.25)%, (6.02)%, (6.02)% and (5.00)% for Classes A, B, C and Z, respectively for the period ended September 30, 2004.

See Notes to Financial Statements.

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Class B		Class C		Class Z
March 30, 2004(e) Through September 30, 2004		March 30, 2004(e) Through September 30, 2004		March 30, 2004(e) Through September 30, 2004

$10.00		$10.00		$10.00

.03		.03		.09
(.06)		(.06)		(.06)

(.03)		(.03)		.03

$9.97		$9.97		$10.03

(.30)%		(.30)%		0.30%

$5,234		$1,281		$342
$3,253		$983		$312

1.50	%(c)	1.50	%(c)	.50	%(c)
.50	%(c)	.50	%(c)	.50	%(c)
.93	%(c)	.91	%(c)	1.90	%(c)

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	47

Financial Highlights

JennisonDryden Moderate Allocation Fund

	Class A
	March 30, 2004(e) Through September 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.00

Income from investment operations(g)
Net investment income	.04
Net realized and unrealized loss on investment transactions	(.01)

Total from investment operations	.03

Net asset value, end of period	$10.03

Total Return(a):	.30%
Ratios/Supplemental Data:
Net assets, end of period (000)	$9,863
Average net assets (000)	$5,632
Ratios to average net assets:(f)
Expenses, including distribution and service (12b-1) fees	.75	%(b)(c)
Expenses, excluding distribution and service (12b-1) fees	.50	%(c)
Net investment income	.74	%(c)
For Class A, B, C and Z shares:
Portfolio turnover rate	6	%(d)

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies.
(b)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(c)	Annualized.
(d)	Not annualized.
(e)	Inception date of Class A, B, C and Z shares.
(f)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 2.61%, 3.36%, 3.36%, and 2.36% for Classes A, B, C and Z, respectively for the period ended September 30, 2004. The net investment income/(loss) ratios would have been (1.07)%, (1.84)%, (2.02)%, and (1.17)% for Classes A, B, C and Z, respectively for the period ended September 30, 2004.
(g)	Calculated based upon average shares outstanding during the year.
(h)	Less than $0.005 per share.
(i)	Less than .005%.

See Notes to Financial Statements.

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Class B		Class C		Class Z
March 30, 2004(e) Through September 30, 2004		March 30, 2004(e) Through September 30, 2004		March 30, 2004(e) Through September 30, 2004

$10.00		$10.00		$10.00

—	(h)	—	(h)	.05
(.01)		(.01)		(.01)

(.01)		(.01)		.04

$9.99		$9.99		$10.04

(.10)%		(.10)%		.40%

$13,124		$3,250		$580
$7,614		$2,407		$497

1.50	%(c)	1.50	%(c)	.50	%(c)
.50	%(c)	.50	%(c)	.50	%(c)
—	(c)(i)	(.02	)%(c)	.97	%(c)

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	49

Financial Highlights

JennisonDryden Growth Allocation Fund

	Class A
	March 30, 2004(e) Through September 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.00

Income from investment operations(g)
Net investment loss	(.02)
Net realized and unrealized gain on investment transactions	.03

Total from investment operations	.01

Net asset value, end of period	$10.01

Total Return(a):	.10%
Ratios/Supplemental Data:
Net assets, end of period (000)	$3,421
Average net assets (000)	$2,226
Ratios to average net assets:(f)
Expenses, including distribution and service (12b-1) fees	.75	%(b)(c)
Expenses, excluding distribution and service (12b-1) fees	.50	%(c)
Net investment loss	(.40	)%(c)
For Class A, B, C and Z shares:
Portfolio turnover rate	6	%(d)

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total Return includes effect of subsidies.
(b)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(c)	Annualized.
(d)	Not annualized.
(e)	Inception date of Class A, B, C and Z shares.
(f)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 4.82%, 5.57%, 5.57%, and 4.57% for Classes A, B, C and Z, respectively for the period ended September 30, 2004. The net investment income/(loss) ratios would have been (4.51)%, (5.09)%, (5.46)%, and (4.67)% for Classes A, B, C and Z respectively for the period ended September 30, 2004.
(g)	Calculated based upon average shares outstanding during the year.

See Notes to Financial Statements.

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Class B		Class C		Class Z
March 30, 2004(e) Through September 30, 2004		March 30, 2004(e) Through September 30, 2004		March 30, 2004(e) Through September 30, 2004

$10.00		$10.00		$10.00

(.06)		(.06)		(.01)
.04		.04		.04

(.02)		(.02)		.03

$9.98		$9.98		$10.03

(.20)%		(.20)%		.30%

$6,585		$1,711		$279
$3,987		$1,282		$237

1.50	%(c)	1.50	%(c)	.50	%(c)
.50	%(c)	.50	%(c)	.50	%(c)
(1.15	)%(c)	(1.14	)%(c)	(.14	)%(c)

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	51

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of the Prudential Investment Portfolio, Inc:

We have audited the accompanying statements of assets and liabilities of the Prudential Investment Portfolio, Inc (Comprised of JennisonDryden Conservative Allocation Fund, JennisonDryden Moderate Allocation Fund and JennisonDryden Growth Allocation Fund, hereafter referred to as the “Funds”), including the portfolios of investments, as of September 30, 2004, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the period March 30, 2004 to September 30, 2004. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2004, and the results of their operations, the changes in their net assets, and the financial highlights for the period March 31, 2004 to September 30, 2004, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 12, 2004

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Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Company is set forth below. Directors who are not deemed to be “interested persons” of the Company, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” “Fund Complex”† consists of the Company and any other investment companies managed by PI.

Independent Directors(2)

David E.A. Carson (70), Director since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Director since 2003(3) Oversees 100 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Director since 2003(3) Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61), Director since 2003(3) Oversees 94 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

Robin B. Smith (65), Director since 2003(3) Oversees 99 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

JennisonDryden Asset Allocation Funds	53

Stephen D. Stoneburn (61), Director since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (65), Director since 2003(3) Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Directors(1)

Judy A. Rice (56), President since 2003 and Director since 2000(3) Oversees 101 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (57), Vice President and Director since 1996(3) Oversees 175 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Company who are not also Directors is set forth below.

Officers(2)

William V. Healey (51), Chief Legal Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management

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Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc., Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Lee D. Augsburger (45), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Grace C. Torres (45), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Prudential Investment Management, Inc. or “PIM”) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional information about the Fund’s Directors is included in the Company’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

JennisonDryden Asset Allocation Funds	55

Additional Information

(Unaudited)

Commencing after September 30, 2004, the Company will file a complete portfolio of holdings on the Company’s first and third quarter-end on Form N-Q with the Securities and Exchange Commission (the “Commission”). Form N-Q will be available on the Commission’s website at http://www.sec.gov or by visiting the Commission’s Public Reference Room. For information on the Commission’s Public Reference Room visit the Commission’s website.

56	Visit our website at www.jennisondryden.com

JennisonDryden Conservative Allocation Fund

Growth of a $10,000 Investment

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Sources: Prudential Investments LLC, Lipper Inc., and Ibbotson Associates, Inc. Inception date: 3/30/04.

The graph compares a $10,000 investment in the JennisonDryden Conservative Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index), the Russell 1000 Index, and the JennisonDryden Asset Allocation (JDAA) Conservative Custom Blend by portraying the initial account values at the inception for Class A shares (March 30, 2004) and the account values at the end of the current fiscal year (September 30, 2004) as measured on a quarterly basis. The S&P 500 Index, Russell 1000 Index, and JDAA Conservative Custom Blend data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2004, the returns shown in the graph would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Russell 1000 Index is an unmanaged index that

Visit our website at www.jennisondryden.com

consists of the 1,000 largest securities in the Russell 3000 Index. The JDAA Conservative Custom Blend is a model portfolio consisting of the S&P 500 Index (5%), the S&P 500/Barra Growth Index (8%), the S&P 500/Barra Value Index (11%), the Russell 2500 Index (6%), the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (10%), the Lehman Brothers U.S. Corporate High Yield Index (4%), the Lehman Brothers Intermediate Government Index (20%), the Merrill Lynch (ML) 1-3 Year Corporate Index (16%), and the 90-Day T-Bill (20%). Each component of the JDAA Conservative Custom Blend is an unmanaged index generally considered as representing the performance of its asset class. The JDAA Conservative Custom Blend is intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each asset class. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of balanced/allocation stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

JennisonDryden Asset Allocation Funds

JennisonDryden Moderate Allocation Fund

Growth of a $10,000 Investment

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Sources: Prudential Investments LLC, Lipper Inc., and Ibbotson Associates, Inc. Inception date: 3/30/04.

The graph compares a $10,000 investment in the JennisonDryden Moderate Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) the Russell 1000 Index, and the JennisonDryden Asset Allocation (JDAA) Moderate Custom Blend by portraying the initial account values at the inception for Class A shares (March 30, 2004) and the account values at the end of the current fiscal year (September 30, 2004) as measured on a quarterly basis. The S&P 500 Index, Russell 1000 Index, and JDAA Moderate Custom Blend data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2004, the returns shown in the graph would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Russell 1000 Index is an unmanaged index that

Visit our website at www.jennisondryden.com

consists of the 1,000 largest securities in the Russell 3000 Index. The JDAA Moderate Custom Blend is a model portfolio consisting of the S&P 500 Index (7%), the S&P 500/Barra Growth Index (12%), the S&P 500/Barra Value Index (17%), the Russell 2500 Index (12%), the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (17%), the Lehman Brothers U.S. Corporate High Yield Index (5%), the Lehman Brothers Intermediate Government Index (15%), the Merrill Lynch (ML) 1-3 Year Corporate Index (10%), and the 90-Day T-Bill (5%). Each component of the JDAA Moderate Custom Blend is an unmanaged index generally considered as representing the performance of its asset class. The JDAA Moderate Custom Blend is intended to provide a theoretical comparison to the Fund’s performance, based on the amounts allocated to each asset class. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of balanced/allocation stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

JennisonDryden Asset Allocation Funds

JennisonDryden Growth Allocation Fund

Growth of a $10,000 Investment

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Sources: Prudential Investments, LLC Lipper Inc., and Ibbotson Associates, Inc. Inception date: 3/30/04.

The graph compares a $10,000 investment in the JennisonDryden Growth Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) the Russell 1000 Index, and the JennisonDryden Asset Allocation (JDAA) Growth Custom Blend by portraying the initial account values at the inception for Class A shares (March 30, 2004) and the account values at the end of the current fiscal year (September 30, 2004) as measured on a quarterly basis. The S&P 500 Index, Russell 1000 Index, and JDAA Growth Custom Blend data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2004, the returns shown in the graph would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Russell 1000 Index is an unmanaged index that

Visit our website at www.jennisondryden.com

consists of the 1,000 largest securities in the Russell 3000 Index. The JDAA Growth Custom Blend is a model portfolio consisting of the S&P 500 Index (9%), the S&P 500/Barra Growth Index (16%), the S&P 500/Barra Value Index (20%), the Russell 2500 Index (20%), the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (25%), the Lehman Brothers U.S. Corporate High Yield Index (2%), and the Lehman Brothers Intermediate Government Index (8%). Each component of the JDAA Growth Custom Blend is an unmanaged index generally considered as representing the performance of its asset class. The JDAA Growth Custom Blend is intended to provide a theoretical comparison to the Fund’s performance, based on the amounts allocated to each asset class. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of balanced/allocation stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

JennisonDryden Asset Allocation Funds

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Funds has delegated to each Fund’s investment adviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Fund’s website at http://www.prudential.com and on the Commission’s website at http://www.sec.gov.

DIRECTORS
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief Legal Officer and Assistant Secretary • Lori E. Bostrom, Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

JENNISONDRYDEN ASSET ALLOCATION FUNDS	Class A		Class B		Class C		Class Z
	NASDAQ	CUSIP	NASDAQ	CUSIP	NASDAQ	CUSIP	NASDAQ	CUSIP
Conservative Allocation	N/A	74437E750	N/A	74437E743	N/A	74437E735	N/A	74437E784
Moderate Allocation	N/A	74437E727	N/A	74437E719	N/A	74437E693	N/A	74437E776
Growth Allocation	N/A	74437E685	N/A	74437E677	N/A	74437E669	N/A	74437E768

An investor should consider the investment objectives, risks, and charges and expenses of each of the JennisonDryden Asset Allocation Funds carefully before investing. The prospectus for the JennisonDryden Asset Allocation Funds contains this and other information about the JennisonDryden Asset Allocation Funds. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders of the Funds can communicate directly with the Board of Directors by writing to the Chair of the Board, JennisonDryden Asset Allocation Funds, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that Director at JennisonDryden Asset Allocation Funds, PO Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Directors are not screened before being delivered to the addressee.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

JENNISONDRYDEN ASSET ALLOCATION FUNDS	Class A		Class B		Class C		Class Z
	NASDAQ	CUSIP	NASDAQ	CUSIP	NASDAQ	CUSIP	NASDAQ	CUSIP
Conservative Allocation	N/A	74437E750	N/A	74437E743	N/A	74437E735	N/A	74437E784
Moderate Allocation	N/A	74437E727	N/A	74437E719	N/A	74437E693	N/A	74437E776
Growth Allocation	N/A	74437E685	N/A	74437E677	N/A	74437E669	N/A	74437E768

MF194E    IFS-A098240    Ed. 11/2004

Jennison Growth Fund

SEPTEMBER 30, 2004	ANNUAL REPORT

FUND TYPE

Medium- to large- capitalization stock

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

Dear Shareholder,

November 15, 2004

We hope that you find the annual report for the Jennison Growth Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity of having at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and is reflective of your personal investor profile and tolerance for risk.

JennisonDryden mutual funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC and/or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden mutual funds.

Sincerely,

Judy A. Rice, President

The Prudential Investment Portfolios, Inc./Jennison Growth Fund

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Growth Fund (the Fund) is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 9/30/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	9.09%	–24.74%	N/A	71.32%
Class B	8.18	–27.54	N/A	60.22
Class C	8.18	–27.54	N/A	60.22
Class Z	9.31	–23.76	142.65%	192.67
S&P 500 Index[3]	13.86	–6.38	186.01	***
Russell 1000 Growth Index[4]	7.51	–29.61	130.60	****
Lipper Large-Cap Growth Funds Avg.[5]	7.12	–23.22	107.90	*****

Average Annual Total Returns[1] as of 9/30/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	3.09%	–6.59%	N/A	5.55%
Class B	3.18	–6.40	N/A	5.43
Class C	7.18	–6.24	N/A	5.43
Class Z	9.31	–5.28	9.27%	9.44
S&P 500 Index[3]	13.86	–1.31	11.08	***
Russell 1000 Growth Index[4]	7.51	–6.78	8.71	****
Lipper Large-Cap Growth Funds Avg.[5]	7.12	–5.45	7.37	*****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in

2	Visit our website at www.jennisondryden.com

effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

2Inception dates: Class A, B, and C, 11/2/95; and Class Z, 4/15/96. On 9/20/96, The Prudential Institutional Fund/Growth Stock Fund merged into Jennison Growth Fund, Class Z shares. Performance for Class Z shares prior to 9/20/96 is for the Growth Stock Fund, which had an inception date of 11/5/92.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

4The Russell 1000 Growth Index is an unmanaged index comprising those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit relatively high price-to-book ratios, price-to-earnings ratios and forecasted growth rates, and relatively low dividend yields.

5The Lipper Average represents returns based on the average return of all funds in the Lipper Large-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

Investors cannot invest directly in an index. The returns for the S&P 500 Index and the Russell 1000 Growth Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

***S&P 500 Index Closest Month-End to Inception cumulative total returns are 121.29% for Class A, B, and C, and 233.84% for Class Z. S&P 500 Index Closest Month-End to Inception average annual total returns are 9.32% for Class A, B, and C, and 10.65% for Class Z.

****Russell 1000 Growth Index Closest Month-End to Inception cumulative total returns are 74.38% for Class A, B, and C, and 154.71% for Class Z. Russell 1000 Growth Index Closest Month-End to Inception average annual total returns are 6.43% for Class A, B, and C, and 8.16% for Class Z.

*****Lipper Large-Cap Growth Funds Average Closest Month-End to Inception cumulative total returns are 64.99% for Class A, B, and C, and 144.98% for Class Z. Lipper Large-Cap Growth Funds Average Closest Month-End to Inception average annual total returns are 5.55% for Class A, B, and C, and 7.60% for Class Z.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	3

Five Largest Holdings expressed as a percentage of net assets as of 9/30/04 (excluding short-term investments)
Microsoft Corp., Software	3.5%
General Electric, Co. (GE), Industrial Conglomerates	3.5
Yahoo! Inc., Internet Software & Services	3.4
eBay Inc., Internet & Catalog Retail	3.3
Schlumberger Ltd., Energy Equipment & Services	2.8

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 9/30/04 (excluding short-term investments)
Software	9.6%
Pharmaceuticals	8.6
Computers & Peripherals	6.5
Biotechnology	5.8
Specialty Retail	5.5

Industry weightings are subject to change

4	Visit our website at www.jennisondryden.com

Investment Adviser’s Report

Jennison Associates LLC

Strong performance in a mixed environment

The Jennison Growth Fund outperformed the Russell 1000 Growth Index, its style benchmark, and the Lipper Large-Cap Growth Funds Average. It underperformed the broader S&P 500 Index, which was more exposed to the best-performing energy sector and less exposed to the worst-performing technology sector. The Fund’s holdings in every sector had positive returns.

Mixed economic data resulted in unsettled equity markets during the Fund’s reporting period. In the first half of the period, solid growth and a dramatic rebound in corporate earnings led to strong equity returns. More recently, growth slowed and market returns were relatively flat. Increased geopolitical uncertainty, the impact of high energy prices on corporate profit growth, the pace of economic activity, and inflation were among investors’ chief concerns.

Energy was, by far, the Fund’s best performing sector

Several of the Fund’s top performers were energy positions. Our oil services stocks, such as BJ Services and Schlumberger, performed well because they benefited from high prices for oil and natural gas and improving demand for drilling services. The price of oil continues to reach new highs. Domestic inventories of crude oil and its derivatives are well below recent historical averages while global demand remains strong. Our analysis indicates that the world’s production, delivery, and refining systems are operating at or close to their maximum capacity, which leaves the supply chain stretched and vulnerable to stresses or disruptions that would otherwise have less impact.

Consumer discretionary holdings produced mixed results

Holdings in the consumer discretionary sector were among the Fund’s best and worst performers. Starbucks was a bright spot, reporting solid quarterly results. Both company-operated and licensed stores had rising revenues and profits. Starbucks’ international business, especially in Japan and England, is improving. Anticipated price increases in the United States will help the bottom line and are not expected to hurt consumer demand. eBay (see Comments on Largest Holdings) has also been a consistently strong performer throughout this period. It enjoys a dominant market position and valuable brand recognition that continue to be key drivers of strong earnings and revenue growth. We believe eBay’s overall financial profile remains strong, with a high level of recurring transaction revenue, strong profit margins, and very high diversification in its customer base and types of product sold.

Losses on several specialty retail companies offset gains in this sector. Tiffany & Co. and Chico’s, two of the Fund’s worst performers, were hurt by concerns over consumer spending. Tiffany was also affected by weak international sales, especially in Japan.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	5

Investment Adviser’s Report (continued)

Technology holdings faced a slowdown in semiconductors

Technology, an emphasis in the Fund, also produced varied results. Many of our semiconductor holdings, which helped performance last fiscal year, were among the lowest performing holdings this year. Leading up to the summer, the outlook for business spending on technology was positive. However, demand slowed suddenly, leading to an inventory build-up. This coincided with the seasonal slowdown that typifies this industry during the summer months. Intel and National Semiconductor were hit especially hard, and both companies were among the Fund’s weaker positions. We do not anticipate a recovery in the near term for National Semiconductor and recently sold our holdings.

Yahoo! (see Comments on Largest Holdings) has been a stellar performer. This leader in Internet portals generates most of its revenue from advertising sales and sponsorship ads, but has recently broadened its base.

Outlook

The economy’s overall earnings growth is decelerating. We expect growth of the companies in the Fund’s portfolio to look increasingly attractive relative to the S&P 500 Index. We expect this to drive the Fund’s performance, as we believe our holdings at period-end were priced at an appropriate premium to the market considering their projected earnings growth.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Comments on Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 9/30/04.

3.5%	Microsoft Corp./Software

Microsoft is the leading global software company. Its large cash position will be used to buy back $30 billion of its stock over the next four years. In addition to its very powerful balance sheet and cash-generating properties, we believe that Microsoft is strategically positioned to sustain long-term growth above current investor expectations. The strength and durability of the personal computer cycle and Microsoft’s ability to generate new products are particularly compelling.

3.5%	General Electric, Co. (GE)/Industrial Conglomerates

GE is a large conglomerate made up of a broad range of primary business units. Earnings have been flat for a number of years, but we anticipate that growth will accelerate into 2005, and that many of GE’s long-cycle businesses, which have been dampening growth, will now provide a tailwind into double-digit growth.

3.4%	Yahoo! Inc./Internet Software & Services

Yahoo! is a provider of Internet products and services to consumers and businesses through its worldwide network of on-line properties. It has recently broadened its revenue base to include new features such as broadband portal, an improved search engine, and other premium services such as small business services and premium mail. Revenue growth and potential margin improvement continue to make this stock an attractive holding.

3.3%	eBay Inc./Internet & Catalog Retail

eBay offers the largest on-line auction site, in which buyers and sellers are brought together to buy and sell almost anything. Higher transaction counts and increased subscribers both domestically and overseas continue to help this company maintain its appealing growth characteristics. Its international business is accelerating and merchandise volume is up.

2.8%	Schlumberger Ltd./Energy Equipment & Services

Schlumberger is an oil services company that provides advanced techniques for drilling in remote locations and in difficult geologies. Its earnings were strong this past year as the search for new resources intensified and the price of oil repeatedly reached new highs as strong global demand pulled domestic inventories below their recent historical averages.

Holdings are subject to change.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	7

Fees and Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended September 30, 2004.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period. The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%

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hypothetical examples that appear in the shareholder reports of the other funds. The

Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Growth Fund		Beginning Account Value April 1, 2004	Ending Account Value September 30, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$973	1.03%	$5.08
	Hypothetical	$1,000	$1,020	1.03%	$5.20

Class B	Actual	$1,000	$968	1.78%	$8.76
	Hypothetical	$1,000	$1,016	1.78%	$8.97

Class C	Actual	$1,000	$968	1.78%	$8.76
	Hypothetical	$1,000	$1,016	1.78%	$8.97

Class Z	Actual	$1,000	$973	0.78%	$3.85
	Hypothetical	$1,000	$1,021	0.78%	$3.94

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2004, and divided by the 366 days in the Fund’s current fiscal year (to reflect the six-month period).

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	9

This Page Intentionally Left Blank

Portfolio of Investments

as of September 30, 2004

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 98.4%
COMMON STOCKS

Biotechnology 5.8%
937,700	Amgen, Inc.(a)	$53,148,836
1,018,600	Genentech, Inc.(a)(b)	53,395,012
1,450,100	Gilead Sciences, Inc.(a)	54,204,738
697,400	MedImmune, Inc.(a)(b)	16,528,380

		177,276,966

Capital Markets 5.0%
493,600	Goldman Sachs Group, Inc.(b)	46,023,264
385,000	Lehman Brothers Holdings, Inc.	30,692,200
877,100	Merrill Lynch & Co., Inc.	43,609,412
769,000	State Street Corp.	32,843,990

		153,168,866

Commercial Banks 1.5%
1,043,600	Bank of America Corp.	45,219,188

Commercial Services & Supplies 1.0%
412,700	Apollo Group, Inc.(a)(b)	30,279,799

Communications Equipment 4.1%
3,462,300	Cisco Systems, Inc.(a)	62,667,630
1,126,900	Qualcomm, Inc.(b)	43,994,176
260,100	Research In Motion Ltd.(a)(b)	19,856,034

		126,517,840

Computers & Peripherals 6.5%
1,517,400	Apple Computer, Inc.(a)(b)	58,799,250
2,316,600	Dell, Inc.(a)(b)	82,470,960
429,400	International Business Machines Corp.	36,816,756
248,900	Lexmark International, Inc.(a)(b)	20,910,089

		198,997,055

Consumer Finance 2.4%
1,434,800	American Express Co.	73,834,808

Diversified Financial Services 2.9%
126,000	Citigroup, Inc.	5,559,120
2,074,500	JPMorgan Chase & Co.	82,419,885

		87,979,005

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	11

Portfolio of Investments

as of September 30, 2004 Cont’d.

Shares	Description	Value (Note 1)

Electronic Equipment & Instruments 1.5%
2,176,900	Agilent Technologies, Inc.(a)	$46,955,733

Energy Equipment & Services 5.4%
968,400	BJ Services Co.	50,753,844
1,290,800	Schlumberger Ltd.	86,883,748
429,300	Smith International, Inc.(a)	26,071,389

		163,708,981

Food and Staples Retailing 2.5%
550,400	Costco Wholesale Corp.(b)	22,874,624
632,200	Whole Foods Market, Inc.(b)	54,236,438

		77,111,062

Health Care Equipment & Supplies 2.5%
390,900	Alcon, Inc. (Switzerland)(b)	31,350,180
697,400	Guidant Corp.(b)	46,056,296

		77,406,476

Healthcare Providers & Services 1.6%
1,500,500	Caremark Rx, Inc.(a)(b)	48,121,035

Hotels, Restaurants & Leisure 2.3%
1,508,200	Starbucks Corp.(a)(b)	68,562,772

Household Durables 1.0%
292,900	Harman International Industries, Inc.	31,559,975

Household Products 1.4%
787,000	Procter & Gamble Co.	42,592,440

Industrial Conglomerates 3.5%
3,192,700	General Electric Co.	107,210,866

Insurance 2.2%
986,425	American International Group, Inc.	67,067,036

Internet & Catalog Retail 3.3%
1,094,500	eBay, Inc.(a)(b)	100,628,330

Internet Software & Services 4.2%
202,400	Google, Inc.(a)(b)	26,231,040
3,021,300	Yahoo!, Inc.(a)(b)	102,452,283

		128,683,323

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Media 2.3%
1,037,900	DIRECTV Group, Inc./The(a)(b)	$18,256,661
1,618,200	Univision Communications, Inc. (Class “A” Stock)(a)(b)	51,151,302

		69,407,963

Multiline Retail 2.1%
1,401,800	Target Corp.	63,431,450

Oil & Gas 2.5%
884,700	Suncor Energy, Inc.	28,319,247
235,310	Total SA (ADR) (France)	47,929,822

		76,249,069

Personal Products 2.6%
1,029,400	Avon Products, Inc.(b)	44,964,192
827,700	Estee Lauder Cos., Inc./The	34,597,860

		79,562,052

Pharmaceuticals 8.6%
566,900	Allergan, Inc.(b)	41,128,595
715,000	AstraZeneca PLC (ADR) (United Kingdom)(b)	29,407,950
679,600	Eli Lilly & Co.	40,809,980
537,900	IVAX Corp.(a)(b)	10,300,785
935,900	Novartis AG (ADR) (Switzerland)(b)	43,678,453
1,270,820	Pfizer, Inc.(b)	38,887,092
559,100	Roche Holdings Ltd. (ADR) (Switzerland)(b)	57,759,167

		261,972,022

Semiconductors & Semiconductor Equipment 4.6%
1,514,400	Intel Corp.	30,378,864
1,700,600	Marvell Technology Group Ltd. (Bermuda)(a)(b)	44,436,678
812,100	Maxim Integrated Products., Inc.(b)	34,343,709
1,427,000	Texas Instruments, Inc.	30,366,560

		139,525,811

Software 9.6%
3,830	Ascential Software Corp.(a)	51,590
1,426,600	Electronic Arts, Inc.(a)(b)	65,609,334
797,100	Mercury Interactive Corp.(a)(b)	27,802,848
3,885,500	Microsoft Corp.	107,434,075
420,800	NAVTEQ Corp.(a)	14,997,312
1,315,500	SAP AG (ADR) (Germany)	51,238,725
488,100	Symantec Corp.(a)(b)	26,786,928

		293,920,812

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	13

Portfolio of Investments

as of September 30, 2004 Cont’d.

Shares	Description	Value (Note 1)

Specialty Retail 5.5%
1,066,200	Bed Bath & Beyond, Inc.(a)(b)	$39,566,682
1,152,100	Chico’s FAS, Inc.(a)(b)	39,401,820
814,000	Lowe’s Cos., Inc.(b)	44,240,900
913,300	Tiffany & Co.(b)	28,074,842
462,000	Williams-Sonoma, Inc.(a)(b)	17,348,100

		168,632,344

	Total long-term investments (cost $2,524,203,484)	3,005,583,079

SHORT-TERM INVESTMENTS 21.9%

Mutual Fund
	Dryden Core Investment Fund - Taxable Money Market Series(c)
668,067,526	(cost $668,067,526; Note 3)	668,067,526

	Total Investments 120.3% (cost $3,192,271,010)	3,673,650,605
	Liabilities in excess of other assets (20.3%)	(620,899,022)

	Net Assets 100%	$3,052,751,583

The following abbreviations are used in portfolio descriptions:

ADR—American Depositary Receipt.

(a)	Non-income producing security.
(b)	Securities, or portion thereof, on loan, see Note 4.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

See Notes to Financial Statements.

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The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2004 was as follows:

Mutual Fund	21.9%
Software	9.6
Pharmaceuticals	8.6
Computers & Peripherals	6.5
Biotechnology	5.8
Specialty Retail	5.5
Energy Equipment & Services	5.4
Capital Markets	5.0
Semiconductors & Semiconductor Equipment	4.6
Internet Software & Services	4.2
Communications Equipment	4.1
Industrial Conglomerates	3.5
Internet & Catalog Retail	3.3
Diversified Financial Services	2.9
Personal Products	2.6
Food and Staples Retailing	2.5
Health Care Equipment & Supplies	2.5
Oil & Gas	2.5
Consumer Finance	2.4
Hotels, Restaurants & Leisure	2.3
Media	2.3
Insurance	2.2
Multiline Retail	2.1
Healthcare Providers & Services	1.6
Commercial Banks	1.5
Electronic Equipment & Instruments	1.5
Household Products	1.4
Commercial Services & Supplies	1.0
Household Durables	1.0

120.3
Liabilities in excess of other assets	(20.3)

Total	100.0%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	15

Statement of Assets and Liabilities

as of September 30, 2004

Assets
Investments, at value including securities on loan of $597,362,815 (cost $3,192,271,010)	$3,673,650,605
Cash	305
Receivable for investments sold	19,648,401
Receivable for Series shares sold	2,787,634
Dividends receivable	1,226,024
Prepaid expenses	95,160
Receivable for foreign tax reclaim	26,825

Total assets	3,697,434,954

Liabilities
Payable to broker for collateral for securities on loan (Note 4)	616,990,589
Payable for investments purchased	19,317,812
Payable for Series shares reacquired	4,901,542
Management fee payable	1,495,882
Accrued expenses and other liabilities	1,244,186
Distribution fee payable	724,019
Deferred directors’ fees payable	9,341

Total liabilities	644,683,371

Net Assets	$3,052,751,583

Net assets were comprised of:
Common stock, at par	$238,993
Paid-in capital in excess of par	4,612,036,604

4,612,275,597
Accumulated net investment loss	(109,093)
Accumulated net realized loss on investments and foreign currency transactions	(2,040,794,516)
Net unrealized appreciation on investments	481,379,595

Net assets, September 30, 2004	$3,052,751,583

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($1,200,077,994 ÷ 93,492,907 shares of common stock issued and outstanding)	$12.84
Maximum sales charge (5.5% of offering price)	0.75

Maximum offering price to public	$13.59

Class B
Net asset value, offering price and redemption price per share ($481,875,935 ÷ 40,477,077 shares of common stock issued and outstanding)	$11.90

Class C
Net asset value and redemption price per share ($96,253,244 ÷ 8,085,174 shares of common stock issued and outstanding)	$11.90

Class Z
Net asset value, offering price and redemption price per share ($1,274,544,410 ÷ 96,937,509 shares of common stock issued and outstanding)	$13.15

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	17

Statement of Operations

Year Ended September 30, 2004

Net Investment Loss
Income
Dividends (net of foreign withholding taxes of $769,434)	$25,255,432
Interest	81
Income from securities lending, net	793,407

Total income	26,048,920

Expenses
Management fee	19,299,665
Distribution fee—Class A	3,093,121
Distribution fee—Class B	5,602,166
Distribution fee—Class C	1,074,009
Transfer agent’s fees and expenses	6,788,000
Custodian’s fees and expenses	250,000
Reports to shareholders	167,000
Registration fees	125,000
Legal fees	50,000
Directors’ fees	49,000
Audit fee	31,000
Miscellaneous	117,200

Total expenses	36,646,161

Net investment loss	(10,597,241)

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	243,008,685
Foreign currency transactions	(109,093)

242,899,592

Net change in unrealized appreciation (depreciation) on:
Investments	55,578,851
Foreign currencies	(1,635)

55,577,216

Net gain on investments and foreign currencies	298,476,808

Net Increase In Net Assets Resulting From Operations	$287,879,567

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended September 30,
	2004	2003
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(10,597,241)	$(8,578,756)
Net realized gain (loss) on investments and foreign currency transactions	242,899,592	(326,858,441)
Net change in unrealized appreciation on investments and foreign currencies	55,577,216	892,073,316

Net increase in net assets resulting from operations	287,879,567	556,636,119

Series share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	560,760,578	629,608,202
Cost of shares reacquired	(963,380,696)	(895,313,447)

Net decrease in net assets from Series share transactions	(402,620,118)	(265,705,245)

Total increase (decrease)	(114,740,551)	290,930,874

Net Assets
Beginning of year	3,167,492,134	2,876,561,260

End of year	$3,052,751,583	$3,167,492,134

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	19

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on August 10, 1995 and consists of six series: Jennison Growth Fund, Jennison Equity Opportunity Fund, Dryden Active Allocation Fund, (formerly Dryden Active Balanced Fund), JennisonDryden Growth Allocation Fund, JennisonDryden Moderate Allocation Fund and JennisonDryden Conservative Allocation Fund. These financial statements relate to the Jennison Growth Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on November 2, 1995.

The Series’ investment objective is to achieve long-term growth of capital. The Series seeks to achieve its objective by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser, to be over-the-counter, are valued at market value by an independent pricing agent or principal market maker. Securities for which market quotations are not readily available, or whose values have been effected by events occurring after the close of the security’s foreign market and before the fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of September 30, 2004, there were no securities valued in accordance with such procedures.

Investments in mutual funds are valued at the net asset value as of the close of the New York Stock Exchange on the date of valuation.

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Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Lending: The Series may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Series may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Series receives compensation, net of any rebate and amounts payable to the securities lending agent, for lending its securities in the form of interest or dividends on the collateral received on the securities loaned, and records any gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the fiscal period. Similarly, the Series does not isolate the

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	21

Notes to Financial Statements

Cont’d

effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (excluding investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. The Fund’s expenses are allocated to the respective Series on the basis of relative net assets except for expenses that are charged directly to the Series level.

Dividends and Distributions: The Series expects to pay dividends of net investment income, if any, semi-annually and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions, which are determined in accordance with federal income tax regulations and which may differ from generally

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accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Federal Income Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate tax paying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In the connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly. Effective June 1, 2004 the fee was calculated at an annual rate of .60 of 1% of the Series’ average daily net assets up to $300 million, .575 of 1% of the next $2.7 billion and .55 of 1% of the Series’ average daily net assets in excess of $3 billion. Prior to June 1, 2004 the fee was calculated at an annual rate of .60 of 1% of the Series’ average daily net assets up to $300 million, .575 of 1% of the next $4.7 billion and .55 of 1% of the Series’ average daily net assets in excess of $5 billion.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Series. The Series compensates PIMS for distributing and

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	23

Notes to Financial Statements

Cont’d

servicing the Series’ Class A, Class B and Class C shares, pursuant to plans of distribution (the ‘Class A, B and C Plans’), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares.

PIMS has advised the Series that it received approximately $285,800 and $19,400 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended September 30, 2004. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2004 it received approximately $909,200 and $8,500 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. For the period from October 1, 2003 through April 30, 2004 the SCA provided for a commitment of $800 million and allowed the funds to increase the commitment to $1 billion, if necessary. Effective May 1, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was October 29, 2004. Effective October 29, 2004, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit agreement is $500 million. The Funds will pay a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration date of the revised credit agreement will be October 28, 2005. The Fund did not borrow any amounts pursuant to the SCA during the year ended September 30, 2004.

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Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended September 30, 2004, the Series incurred fees of approximately $5,941,000 for the services of PMFS. As of September 30, 2004, approximately $466,700 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates, where applicable.

The Series invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of the Dryden Core Investment Fund, formerly Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended September 30, 2004, the Series earned net income of approximately $444,800 and $793,400 from the portfolio by investing its excess cash and collateral received from securities lending, respectively.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Series’ securities lending agent. For the year ended September 30, 2004, PIM has been compensated approximately $264,500 for these services.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Series incurred approximately $445,000 in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC (“Wachovia”) an affiliate of PI, was approximately $318,600 for the year ended September 30, 2004. As of September 30, 2004, approximately $29,400 of such fees were due to Wachovia. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended September 30, 2004, Wachovia earned approximately $71,600 in brokerage commissions from portfolio transactions executed on behalf of the Series.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 2004 were $2,245,230,942 and $2,658,667,421 respectively.

As of September 30, 2004, the Series had securities on loan with an aggregate market value of $597,362,815. The Series received $616,990,589 in cash as collateral for

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	25

Notes to Financial Statements

Cont’d

securities on loan which was used to purchase highly liquid short-term investments in accordance with the Series’ securities lending procedures.

Note 5. Tax Information

In order to present undistributed net investment income and accumulated net realized losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, undistributed net investment income and accumulated net realized loss on investments. For the year ended September 30, 2004, the adjustments were to decrease accumulated net investment loss by $10,765,964, decrease accumulated net realized loss on investments and foreign currency transactions by $109,093 and decrease paid-in capital in excess of par by $10,875,057 primarily due to a net operating loss and foreign currency losses. Net investment income, net realized losses and net assets were not affected by this change.

The United States federal income tax basis of the Series’ investments and the unrealized appreciation as of September 30, 2004 were as follows:

Tax Basis	Appreciation	Depreciation	Total Net Unrealized Appreciation
$3,257,910,421	$488,781,238	$73,041,054	$415,740,184

The differences between book and tax basis are primarily attributable to deferred losses on wash sales.

For federal income tax purposes, the Series had a capital loss carryforward as of September 30, 2004 of approximately $1,975,155,000 of which $1,079,536,000 expires in 2010, $827,429,000 expires in 2011 and $68,190,000 expires in 2012. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date. The Series elected to treat post-October currency losses of approximately $109,100, incurred in the eleven months ended September 30, 2004 as having been incurred in the following fiscal year.

Note 6. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. Prior to March 15, 2004, Class A shares

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were sold with a front-end sales charge of 5%. Effective on March 15, 2004, all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to February 2, 2004 Class C shares were sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class C shares purchased on or after February 2, 2004 are not subject to an initial sales charge and the contingent deferred sales charge (CDSC) for Class C shares will be 12 months from the date of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 3.25 billion shares of $.001 par value common stock of the Fund authorized which are divided into three series, two of which offer four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 250 million authorized shares and the Series also may offer Class I shares, of which 250 million shares are authorized, but none are currently issued and outstanding. As of September 30, 2004 Prudential owned 1,073,079 Class Z shares of the Series.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2004:
Shares sold	17,158,296	$221,892,399
Shares reacquired	(24,501,717)	(316,060,602)

Net increase (decrease) in shares outstanding before conversion	(7,343,421)	(94,168,203)
Shares issued upon conversion from Class B	4,425,916	57,380,024

Net increase (decrease) in shares outstanding	(2,917,505)	$(36,788,179)

Year ended September 30, 2003:
Shares sold	25,543,990	$271,119,794
Shares reacquired	(42,834,751)	(445,719,986)

Net increase (decrease) in shares outstanding before conversion	(17,290,761)	(174,600,192)
Shares issued upon conversion from Class B	9,797,378	105,020,781

Net increase (decrease) in shares outstanding	(7,493,383)	$(69,579,411)

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	27

Notes to Financial Statements

Cont’d

Class B	Shares	Amount
Year ended September 30, 2004:
Shares sold	2,415,653	$29,117,956
Shares reacquired	(8,606,576)	(103,341,317)

Net increase (decrease) in shares outstanding before conversion	(6,190,923)	(74,223,361)
Shares reacquired upon conversion into Class A	(4,757,634)	(57,380,024)

Net increase (decrease) in shares outstanding	(10,948,557)	$(131,603,385)

Year ended September 30, 2003:
Shares sold	4,048,553	$40,800,845
Shares reacquired	(13,472,177)	(132,990,054)

Net increase (decrease) in shares outstanding before conversion	(9,423,624)	(92,189,209)
Shares reacquired upon conversion into Class A	(10,441,521)	(105,020,781)

Net increase (decrease) in shares outstanding	(19,865,145)	$(197,209,990)

Class C
Year ended September 30, 2004:
Shares sold	926,176	$11,174,754
Shares reacquired	(2,554,374)	(30,690,986)

Net increase (decrease) in shares outstanding	(1,628,198)	$(19,516,232)

Year ended September 30, 2003:
Shares sold	1,963,314	$19,748,150
Shares reacquired	(3,593,478)	(35,918,500)

Net increase (decrease) in shares outstanding	(1,630,164)	$(16,170,350)

Class Z
Year ended September 30, 2004:
Shares sold	22,624,190	$298,575,469
Shares reacquired	(38,767,953)	(513,287,791)

Net increase (decrease) in shares outstanding	(16,143,763)	$(214,712,322)

Year ended September 30, 2003:
Shares sold	27,123,743	$297,939,413
Shares reacquired	(25,743,181)	(280,684,907)

Net increase (decrease) in shares outstanding	1,380,562	$17,254,506

Note 7. Change in Independent Registered Public Accountants

PricewaterhouseCoopers LLP was previously the independent registered public accountants for the Fund. The decision to change the independent registered public accountants was approved by the Audit Committee and by the Board of Directors in a

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meeting held on September 2, 2003, resulting in KPMG LLP’s appointment as independent registered public accountants of the Series.

The reports on the financial statements of the Fund audited by PricewaterhouseCoopers LLP through the year ended September 30, 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

Note 8. Subsequent Events

On October 29, 2004, Jennison Growth Fund acquired all of the net assets of Strategic Partners Managed Large Cap Growth Fund pursuant to a plan of reorganization approved by the Strategic Partners Large Cap Growth Fund shareholders on January 23, 2004. The acquisition was accomplished by a tax-free issue of Class A, Class B, Class C and Class Z shares for corresponding classes of Strategic Partners Large Cap Growth and Class L being exchanged for Class A and Classes M and X for Class B of Jennison Growth Fund.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	29

Financial Highlights

Class A
Year Ended September 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.77

Income from investment operations:
Net investment loss(b)	(.04)
Net realized and unrealized gain (loss) on investment transactions	1.11

Total from investment operations	1.07

Less Distributions:
Distributions from net realized gains	—

Net asset value, end of year	$12.84

Total Return(a):	9.09%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,200,078
Average net assets (000)	$1,237,249
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.05%
Expenses, excluding distribution and service (12b-1) fees	.80%
Net investment loss	(.27)%
For Class A, B, C and Z shares:
Portfolio turnover rate	68%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based upon average shares outstanding during the year.
(c)	The distributor of the Series contractually agreed to limit its distribution and service 12b-1 fees to .25 of 1% on the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended September 30,
2003	2002	2001	2000

$9.73	$12.50	$24.20	$20.05

(.02)	(.04)	(.05)	(.09)
2.06	(2.73)	(9.50)	5.42

2.04	(2.77)	(9.55)	5.33

—	—	(2.15)	(1.18)

$11.77	$9.73	$12.50	$24.20

20.97%	(22.16)%	(42.32)%	27.02%

$1,134,839	$1,011,241	$1,286,009	$1,745,454
$1,034,231	$1,358,013	$1,513,253	$1,489,790

1.17%	1.08%	1.06%	.99%
.92%	.83%	.81%	.74%
(.21)%	(.28)%	(.27)%	(.35)%

64%	71%	98%	83%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	31

Financial Highlights

Cont’d

Class B
Year Ended September 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.00

Income from investment operations:
Net investment loss(b)	(.12)
Net realized and unrealized gain (loss) on investment transactions	1.02

Total from investment operations	.90

Less Distributions:
Distributions from net realized gains	—

Net asset value, end of year	$11.90

Total Return(a):	8.18%
Ratios/Supplemental Data:
Net assets, end of year (000)	$481,876
Average net assets (000)	$560,217
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.80%
Expenses, excluding distribution and service (12b-1) fees	.80%
Net investment loss	(1.02)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based upon average shares outstanding during the year.

See Notes to Financial Statements.

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Class B
Year Ended September 30,
2003	2002	2001	2000

$9.16	$11.86	$23.23	$19.43

(.10)	(.13)	(.17)	(.26)
1.94	(2.57)	(9.05)	5.24

1.84	(2.70)	(9.22)	4.98

—	—	(2.15)	(1.18)

$11.00	$9.16	$11.86	$23.23

20.09%	(22.77)%	(42.70)%	26.04%

$565,727	$653,338	$1,046,581	$2,216,911
$602,105	$1,007,499	$1,576,226	$2,158,641

1.92%	1.83%	1.81%	1.74%
.92%	.83%	.81%	.74%
(.95)%	(1.03)%	(1.02)%	(1.10)%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	33

Financial Highlights

Cont’d

Class C
Year Ended September 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.00

Income from investment operations:
Net investment loss(b)	(.12)
Net realized and unrealized gain (loss) on investment transactions	1.02

Total from investment operations	.90

Less Distributions:
Distributions from net realized gains	—

Net asset value, end of year	$11.90

Total Return(a):	8.18%
Ratios/Supplemental Data:
Net assets, end of year (000)	$96,253
Average net assets (000)	$107,401
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.80%
Expenses, excluding distribution and service (12b-1) fees	.80%
Net investment loss	(1.02)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based upon average shares outstanding during the year.

See Notes to Financial Statements.

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Class C
Year Ended September 30,
2003	2002	2001	2000

$9.16	$11.86	$23.23	$19.43

(.10)	(.13)	(.17)	(.26)
1.94	(2.57)	(9.05)	5.24

1.84	(2.70)	(9.22)	4.98

—	—	(2.15)	(1.18)

$11.00	$9.16	$11.86	$23.23

20.09%	(22.77)%	(42.70)%	26.04%

$106,850	$103,956	$164,216	$291,542
$105,518	$159,096	$226,607	$242,939

1.92%	1.83%	1.81%	1.74%
.92%	.83%	.81%	.74%
(.96)%	(1.03)%	(1.02)%	(1.10)%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	35

Financial Highlights

Cont’d

Class Z
Year Ended September 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.03

Income from investment operations:
Net investment income (loss)(b)	— (c)
Net realized and unrealized gain (loss) on investment transactions	1.12

Total from investment operations	1.12

Less Distributions:
Distributions from net realized gains	—

Net asset value, end of year	$13.15

Total Return(a):	9.31%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,274,544
Average net assets (000)	$1,441,730
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.80%
Expenses, excluding distribution and service (12b-1) fees	.80%
Net investment income (loss)	(.02)%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year. reported and includes reinvestment of dividends and distributions.
(b)	Calculated based upon average shares outstanding during the year.
(c)	Less than $.005 per share.

See Notes to Financial Statements.

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Class Z
Year Ended September 30,
2003	2002	2001	2000

$9.92	$12.71	$24.50	$20.24

— (c)	— (c)	— (c)	(.02)
2.11	(2.79)	(9.64)	5.46

2.11	(2.79)	(9.64)	5.44

—	—	(2.15)	(1.18)

$12.03	$9.92	$12.71	$24.50

21.27%	(21.95)%	(42.15)%	27.39%

$1,360,076	$1,108,026	$1,524,028	$2,962,816
$1,226,178	$1,545,628	$2,191,554	$2,733,194

.92%	.83%	.81%	.74%
.92%	.83%	.81%	.74%
.03%	(.03)%	(.02)%	(.10)%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	37

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Prudential Investment Portfolios, Inc.—Jennison Growth Fund.

We have audited the accompanying statement of assets and liabilities of The Prudential Investment Portfolios, Inc.—Jennison Growth Fund (one of the portfolios constituting The Prudential Investment Portfolios, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2003 and the financial highlights for the periods presented prior to September 30, 2004, were audited by another independent registered public accounting firm, whose report dated November 20, 2003, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and broker. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 19, 2004

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Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

David E.A. Carson (70), Director since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Director since 2003(3) Oversees 100 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Director since 1996(3) Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61), Director since 1995(3) Oversees 94 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

Robin B. Smith (65), Director since 1995(3) Oversees 99 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	39

Stephen D. Stoneburn (61), Director since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (65), Director since 1996(3) Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Directors(1)

Judy A. Rice (56), President since 2003 and Director since 2000(3) Oversees 101 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (57), Vice President and Director since 1996(3) Oversees 175 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

William V. Healey (51), Chief Legal Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management

40	Visit our website at www.jennisondryden.com

Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc., Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Deborah A. Docs (46), Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Lee D. Augsburger (45), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Grace C. Torres (45), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Jennison Associates LLC or “Jennison”) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	41

Additional information about the Fund’s Directors is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Additional Information

(Unaudited)

Commencing after September 30, 2004, the Fund will file a complete portfolio of holdings on the Fund’s first and third quarter-end on Form N-Q with the Securities and Exchange Commission (the “Commission”). Form N-Q will be available on the Commission’s website at http://www.sec.gov or by visiting the Commission’s Public Reference Room. For information on the Commission’s Public Reference Room visit the Commission’s website.

See Notes to Financial Statements.

42	Visit our website at www.jennisondryden.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/04
	One Year	Five Years	Ten Years	Since Inception
Class A	3.09%	–6.59%	N/A	5.55%
Class B	3.18	–6.40	N/A	5.43
Class C	7.18	–6.24	N/A	5.43
Class Z	9.31	–5.28	9.27%	9.44

Average Annual Total Returns (Without Sales Charges) as of 9/30/04
	One Year	Five Years	Ten Years	Since Inception
Class A	9.09%	–5.53%	N/A	6.23%
Class B	8.18	–6.24	N/A	5.43
Class C	8.18	–6.24	N/A	5.43
Class Z	9.31	–5.28	9.27%	9.44

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A, B, and C, 11/2/95; and Class Z, 4/15/96. On 9/20/96, The Prudential Institutional Fund/Growth Stock Fund merged into Jennison Growth Fund, Class Z shares. Performance for Class Z shares prior to 9/20/96 is for the Growth Stock Fund, which had an inception date of 11/5/92.

Visit our website at www.jennisondryden.com

The graph compares a $10,000 investment in the Jennison Growth Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Russell 1000 Growth Index by portraying the initial account values at the commencement of operations for Class A shares (November 2, 1995) and the account values at the end of the current fiscal year (September 30, 2004) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of medium- to large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Fund charged a maximum front-end sales charge of 5.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Until February 2, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment adviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Fund’s website at http://www.prudential.com and on the Commission’s website at http://www.sec.gov.

DIRECTORS
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief Legal Officer • Lori E. Bostrom, Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

Jennison Growth Fund
Share Class	A	B	C	Z
NASDAQ	PJFAX	PJFBX	PJFCX	PJFZX
CUSIP	74437E107	74437E206	74437E305	74437E404

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

Prudential Fixed Income is a business unit of Prudential Investment Management, Inc. (PIM). Quantitative Management Associates LLC, Jennison Associates LLC, and PIM are registered investment advisers and Prudential Financial companies.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders of the Fund can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Growth Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that Director at Jennison Growth Fund, PO Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Directors are not screened before being delivered to the addressee.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Growth Fund
Share Class	A	B	C	Z
NASDAQ	PJFAX	PJFBX	PJFCX	PJFZX
CUSIP	74437E107	74437E206	74437E305	74437E404

MF168E    IFS-A098313    Ed. 11/2004

Jennison Equity Opportunity Fund

SEPTEMBER 30, 2004	ANNUAL REPORT

FUND TYPE

Small- to mid-capitalization stock

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

Dear Shareholder,

November 15, 2004

We hope that you find the annual report for the Jennison Equity Opportunity Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity of having at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and is reflective of your personal investor profile and tolerance for risk.

JennisonDryden mutual funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC and/or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden mutual funds.

Sincerely,

Judy A. Rice, President

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Equity Opportunity Fund (the Fund) is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 9/30/04
	One Year	Five Years	Since Inception[2]
Class A	16.74%	71.63%	154.14%
Class B	15.83	65.31	139.53
Class C	15.83	65.31	139.53
Class Z	17.04	73.79	159.40
S&P 500 Index[3]	13.86	–6.38	78.35
Lipper Multi-Cap Core Funds Avg.[4]	12.80	10.62	81.69

Average Annual Total Returns[1] as of 9/30/04
	One Year	Five Years	Since Inception[2]
Class A	10.25%	10.16%	11.73%
Class B	10.75	10.44	11.69
Class C	14.75	10.58	11.69
Class Z	16.97	11.69	12.83
S&P 500 Index[3]	13.86	–1.31	7.58
Lipper Multi-Cap Core Funds Avg.[4]	12.80	1.54	7.34

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower.

2	Visit our website at www.jennisondryden.com

Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

2Inception date: 11/7/96.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

4The Lipper Multi-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Multi-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds in the Lipper Average typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SuperComposite 1500 Index.

Investors cannot invest directly in an index. The returns for the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 9/30/04
Rowan Cos. Inc., Energy Equipment & Services	2.6%
Schlumberger Ltd., Energy Equipment & Services	2.6
DIRECTV Group Inc., Media	2.5
Microsoft Corp., Software	2.5
Radio One Inc. CI D, Media	2.3

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 9/30/04
Energy Equipment & Services	9.5%
Metals & Mining	8.3
Insurance	7.3
Media	7.2
Chemicals	7.1

Industry weightings are subject to change.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	3

Investment Adviser’s Report

Jennison Associates LLC

Economic growth drove a strong return, particularly in materials and energy

The Jennison Equity Opportunity Fund solidly outperformed the broad U.S. market, as represented by the S&P 500 Index (the Index). Most of the Fund’s reporting period was characterized by global economic expansion and rising energy costs. The rapid acceleration in China’s growth had a strong positive impact on the Fund’s materials and energy sectors, especially the metals & mining and energy equipment & services industries, where a significant supply/demand imbalance is likely to persist. We believe we were well positioned for this market environment since materials and energy together made up more than a quarter of the Fund’s portfolio, on average. We believe that greater pricing power in these industries significantly enhanced the earnings growth of the companies we held.

The technology and healthcare sectors also contributed substantially to the Fund’s return and to its outperforming the Index. Although all sectors rose, we lagged the Index in the financials and consumer discretionary sectors primarily because of insurance and media positions.

Materials soar on global economic expansion and supply constraints

Chinese economic growth was a boon to base (nonprecious) metals such as copper, aluminum, and nickel. Although investors worried at times that a slowdown in the Chinese economy would reduce demand for base metals, other materials positions mitigated the volatility for the Fund. For example, Arch Coal and CONSOL Energy performed well due to the favorable supply/demand fundamentals for coal and the relatively high level of natural gas prices. Coal production lagged the increased demand, which was partly due to higher alternative energy prices, and our holdings benefited. In addition, railroads reported difficulties delivering coal produced in the western United States. Companies with northern Appalachian production, such as CONSOL Energy, benefited.

Paper and forest products companies have been reducing their capacity. Excluding tissue paper, no new U.S. paper machines are scheduled to enter service through 2005. We believe this supply discipline increased their pricing power. In addition, continued weakness of the U.S. dollar limited import pressure on containerboard and uncoated freesheet, helping pricing for those products. We locked in some of our profits in Boise Cascade and Temple-Inland with sales.

Energy equipment and services stocks rose with the price of oil

Oil prices increased throughout the reporting period as demand for oil was much higher than original forecasts. While attention focused on demand from the booming Chinese economy, oil demand was much stronger than expected around the world,

4	Visit our website at www.jennisondryden.com

including in the United States. In addition, concerns regarding global oil supply emerged over the last year. Major integrated oil companies reported declining production figures and/or restated their reserves, and the size of Saudi Arabian oil reserves was called into question. Terrorist attacks on oil targets in Iraq and Saudi Arabia prodded fears of unpredictable supply disruptions. The threat of a major drop in Russian oil production also highlighted the constraints in the global oil supply. With non-OPEC production nearing its peak and OPEC operating at close to 100% capacity, we believe that oil prices will remain high relative to historical levels and will fuel an increased need for drilling. Together, these factors benefited our energy equipment and services holdings. Our top contributor in this area, was Schlumberger (see Comments on Largest Holdings), one of the three major global players.

As the price of energy rallied, we trimmed our positions to reflect the declining risk/reward ratio. We felt that the speculative impact due to increased global tensions outweighed the true supply/demand fundamentals for oil, and the price could fall. We continue to be optimistic about the long-term fundamentals for energy, but think that the near-term risk of a pullback in energy prices could give us an opportunity to add to our energy positions inexpensively in the future.

Fisher Scientific International performed well

Fisher Scientific International was one of the largest contributors to the Fund’s overall performance. During the first quarter of 2004, it reported another strong quarter as well as two acquisitions that we expect will increase its earnings. Fisher is the dominant distributor of consumable products to the scientific research and clinical testing markets. While we expect continued growth in the business due to increased pharmaceutical spending, we took profits on the stock’s substantial appreciation and eliminated our position as it met our price target.

Returns on our financials were positive, but below the S&P 500 Index

Our underweighting and stock selection in the financials sector hurt the Fund’s performance relative to the broad market. Our insurance holdings, particularly St. Paul Travelers Companies, detracted from returns. We had a position in Travelers Property and Casualty, which acquired St. Paul Cos. We were issued shares of St. Paul Travelers Companies when the transaction was finalized in April 2004. The newly formed company had disappointing second-quarter earnings due to a merger-related reserve adjustment issue, which soured investors’ opinion of management and added to the stock’s weakness.

Media holdings detracted from return in the consumer discretionary sector

Both our large exposure and our stock selection in the media industry hurt

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	5

performance. Declining share prices reflected investors’ concerns about the pace of the advertising recovery. However, our research indicated that revenues at our holdings remained on track. We added to many of our positions on their weakness, thinking that the strong growth reported in the first quarter of 2004 might continue or that some acceleration would occur in the fall. Westwood One, Interpublic Group of Cos., and Viacom were all adversely affected by the disappointing revenue trends. In addition, the departure of Viacom President and COO Mel Karmazin exacerbated its poor performance. Nonetheless, we believe Viacom’s risk to reward ratio was still favorable at period-end.

In contrast, DIRECTV (see Comments on Largest Holdings) was a notable positive media contributor to performance.

Outlook

Many of our new ideas are driven by company-specific catalysts that we think have been overlooked in the market rally. We are also closely monitoring whether the Chinese government will be able to engineer a “soft landing” because of the potential impact on commodity demand, which would affect the fundamentals of the underlying companies that we own in the sector. We have been focused on the basic materials sector for some time now, to the benefit of the Fund’s performance. Although supply/demand fundamentals continue to be good in many companies of this diverse sector, we are mindful of the inherent cyclicality of their businesses.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

6	Visit our website at www.jennisondryden.com

Comments on Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 9/30/04.

2.6%	Rowan Cos. Inc./Energy Equipment & Services

Rowan is an oil drilling company focused in the Gulf of Mexico. It has the largest fleet of rigs capable of drilling to a depth of 20,000 feet. Although Gulf of Mexico drillers lagged the international and deep-water drillers at times during the first half of 2004, we believe the supply/demand situation is tightening for Rowan’s rigs and should benefit pricing. We added to our position throughout the reporting period, confident that Rowan will continue to benefit from the increasing focus on “deep shelf” natural gas.

2.6%	Schlumberger Ltd./Energy Equipment & Services

Schlumberger is an oil services company that provides advanced oil service techniques for drilling in remote locations and in difficult geologies. It reported better-than-expected earnings in 2004 as the search for new resources intensified. Schlumberger’s poorly timed acquisition of technology company Sema in late 2001 caused its stock to drop. We augmented our position at a very attractive price. We became convinced that Schlumberger’s new senior management could restructure the technology business line, and are confident that Schlumberger will benefit from the long-term environment for energy.

2.5%	DIRECTV Group Inc./Media

DIRECTV is a satellite network broadcaster and digital television entertainment firm. We acquired a position when General Motors issued shares to GM Class H shareholders in a spin-off. News Corp. acquired a controlling interest in DIRECTV by purchasing General Motors’ stake in the company. DIRECTV’s healthy subscriber growth, due to the successful marketing strategy implemented by its new management, raised its share price. We took some profits by trimming our position.

2.5%	Microsoft Corp./Software

Microsoft, whose principal activity is to develop, manufacture, license and support a wide range of software products, had a strong second quarter as the market concentrated on its high free cash flow as well as the cash already on its balance sheet. The catalyst for this stock is management’s use of this cash-rich balance sheet for shareholders’ benefit, such as the special dividend to shareholders announced for this fall.

2.3%	Radio One Inc. Cl D/Media

Radio One is one of the largest broadcasters serving African-American audiences in the United States. Although it met its second-quarter estimates and is on track to meet third-quarter estimates, it has done so through cost control rather than through robust revenues. However, its second-quarter revenue growth slightly exceeded the radio industry average, and third-quarter growth is in line with other companies. If expenses remain flat for the second half of the year and revenue accelerates beyond 1-3%, the operating leverage could be substantial. Radio One is also exploring the possibility of developing an African-American website, a potentially profitable niche.

Holdings are subject to change.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	7

Fees and Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended September 30, 2004.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period. The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%

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hypothetical examples that appear in the shareholder reports of the other funds. The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Equity Opportunity Fund		Beginning Account Value April 1, 2004	Ending Account Value September 30, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$993	1.08%	$5.38
	Hypothetical	$1,000	$1,020	1.08%	$5.45

Class B	Actual	$1,000	$989	1.83%	$9.10
	Hypothetical	$1,000	$1,016	1.83%	$9.22

Class C	Actual	$1,000	$989	1.83%	$9.10
	Hypothetical	$1,000	$1,016	1.83%	$9.22

Class Z	Actual	$1,000	$994	0.83%	$4.14
	Hypothetical	$1,000	$1,021	0.83%	$4.19

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2004, and divided by the 366 days in the Fund’s current fiscal year (to reflect the six-month period).

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	9

Portfolio of Investments

as of September 30, 2004

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 92.7%
COMMON STOCKS

Aerospace & Defense 1.4%
120,400	Lockheed Martin Corp.	$6,715,912
126,500	Northrop Grumman Corp.	6,746,245

		13,462,157

Biotechnology 1.1%
451,700	MedImmune, Inc.(a)(b)	10,705,290

Capital Markets 6.5%
683,100	Bank of New York Co., Inc. (The)	19,926,027
324,000	Eaton Vance Corp.	13,086,360
420,300	Mellon Financial Corp.	11,638,107
211,100	Merrill Lynch & Co., Inc.	10,495,892
222,500	National Financial Partners Corp.	7,961,050

		63,107,436

Chemicals 7.1%
433,700	E. I. du Pont de Nemours & Co.(b)	18,562,360
583,300	Great Lakes Chemical Corp.	14,932,480
646,400	Lyondell Chemical Co.(b)	14,518,144
791,200	Olin Corp.	15,824,000
210,600	Westlake Chemical Corp.(a)	4,696,380

		68,533,364

Commercial Services & Supplies 4.7%
210,500	Education Management Corp.(a)	5,607,720
375,400	Hewitt Associates, Inc., Class A(a)	9,933,084
418,800	ITT Educational Services, Inc.(a)(b)	15,097,740
324,200	Manpower, Inc.(b)	14,423,658

		45,062,202

Communications Equipment 0.8%
588,600	Nokia Corp. (ADR) (Finland)	8,075,592

Containers & Packaging 1.0%
137,700	Temple-Inland, Inc.	9,246,555

Diversified Financials 4.2%
767,000	Assured Guaranty Ltd. (Bermuda)	12,778,220
280,972	JPMorgan Chase & Co.	11,163,018

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

465,800	Principal Financial Group, Inc.	$16,754,826

		40,696,064

Diversified Telecommunication Services 1.8%
660,500	SBC Communications, Inc.	17,139,975

Electronic Equipment & Instruments 2.9%
430,500	Agilent Technologies, Inc.(a)(b)	9,285,885
1,475,400	Symbol Technologies, Inc.	18,649,056

		27,934,941

Energy Equipment & Services 9.5%
358,800	Cooper Cameron Corp.(a)(b)	19,676,592
496,300	National-Oilwell, Inc.(a)(b)	16,308,418
943,500	Rowan Cos., Inc.(a)(b)	24,908,400
365,400	Schlumberger Ltd.	24,595,074
351,600	Todco, Class A(a)	6,100,260

		91,588,744

Food & Staples Retailing 1.7%
1,088,300	The Kroger Co.(a)	16,890,416

Health Care Providers & Services 5.4%
189,900	CIGNA Corp.	13,222,737
240,500	Community Health Systems, Inc.(a)	6,416,540
622,900	Medco Health Solutions, Inc.(a)(b)	19,247,610
1,185,500	Tenet Healthcare Corp.(a)(b)	12,791,545

		51,678,432

Household Products 1.2%
173,500	Kimberly-Clark Corp.	11,206,365

Insurance 7.3%
293,300	American International Group, Inc.(b)	19,941,467
450,500	Axis Capital Holdings Ltd. (Bermuda)	11,713,000
589,500	Conseco, Inc.(a)(b)	10,410,570
633,100	UnumProvident Corp.(b)	9,933,339
252,600	XL Capital Ltd., Class A (ADR) (Bermuda)	18,689,874

		70,688,250

Internet & Catalog Retail 0.6%
273,400	IAC/InterActiveCorp(a)(b)	6,020,268

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	11

Portfolio of Investments

as of September 30, 2004 Cont’d.

Shares	Description	Value (Note 1)

Machinery 1.3%
324,900	Navistar International Corp.(a)(b)	$12,083,031

Media 7.2%
945,000	Interpublic Group of Cos., Inc.(a)(b)	10,007,550
1,555,700	Radio One, Inc., Class D(a)(b)	22,137,611
1,352,200	The DIRECTV Group, Inc.(a)(b)	23,785,198
417,500	Viacom, Inc., Class B	14,011,300

		69,941,659

Metals & Mining 8.3%
598,300	Alcoa, Inc.	20,096,897
198,700	Aluminum Corp. of China Ltd. (ADR) (China)(b)	13,185,732
162,300	Arch Coal, Inc.	5,760,027
663,000	Companhia Vale do Rio Doce (ADR) (Brazil)(b)	14,897,610
158,000	CONSOL Energy, Inc.	5,512,620
75,800	GrafTech International Ltd.(a)	1,057,410
1,442,900	Harmony Gold Mining Ltd. (ADR) (South Africa)(b)	19,652,298

		80,162,594

Multi-Utilities & Unregulated Power 0.5%
1,467,600	Aquila, Inc.(a)	4,578,912

Paper & Forest Products 4.3%
616,100	Boise Cascade Corp.	20,503,808
233,700	International Paper Co.	9,443,817
373,000	MeadWestvaco Corp.	11,898,700

		41,846,325

Pharmaceuticals 2.0%
225,000	GlaxoSmithKline PLC (ADR) (United Kingdom)	9,839,250
319,500	Pfizer, Inc.(b)	9,776,700

		19,615,950

Road & Rail 1.1%
305,800	CSX Corp.	10,152,560

Software 6.3%
878,500	McAfee, Inc.(a)	17,657,850
858,700	Microsoft Corp.(b)	23,743,055
480,400	PeopleSoft, Inc.(a)	9,535,940
1,109,000	TIBCO Software, Inc.(a)	9,437,590

		60,374,435

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Specialty Retail 3.1%
353,200	Linens ‘n Things, Inc.(a)(b)	$8,183,644
714,500	Toys “R” Us, Inc.(a)(b)	12,675,230
222,700	Weight Watchers International, Inc.(a)(b)	8,645,214

		29,504,088

Textiles, Apparel & Luxury Goods 1.4%
375,100	Polo Ralph Lauren Corp., Class A	13,642,387

	Total long-term investments (cost $815,857,089)	893,937,992

SHORT-TERM INVESTMENTS 33.5%

Mutual Fund 33.5%
	Dryden Core Investment Fund - Taxable Money Market Series(c)
323,049,502	(cost $323,049,502; Note 3)	323,049,502

Principal Amount (000)

U.S. Government Security
$105	United States Treasury Bill, 1.675%, 12/23/04 (cost $104,595)	104,608

	Total short-term investments (cost $323,154,097)	323,154,110

	Total Investments 126.2% (cost $1,139,011,186; Note 5)	1,217,092,102
	Liabilities in excess of other assets (26.2%)	(252,675,266)

	Net Assets 100%	$964,416,836

ADR—American Depositary Receipt.

(a)	Non-income producing security.
(b)	Securities, or portion thereof, on loan, see Note 4.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	13

as of September 30, 2004 Cont’d.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2004 were as follows:

Mutual Fund	33.5%
Energy Equipment & Services	9.5
Metals & Mining	8.3
Insurance	7.3
Media	7.2
Chemicals	7.1
Capital Markets	6.5
Software	6.3
Health Care Providers & Services	5.4
Commercial Services & Supplies	4.7
Paper & Forest Products	4.3
Diversified Financials	4.2
Specialty Retail	3.1
Electronic Equipment & Instruments	2.9
Pharmaceuticals	2.0
Diversified Telecommunication Services	1.8
Food & Staples Retailing	1.7
Aerospace & Defense	1.4
Textiles, Apparel & Luxury Goods	1.4
Machinery	1.3
Household Products	1.2
Biotechnology	1.1
Road & Rail	1.1
Containers & Packaging	1.0
Communication Equipment	0.8
Internet & Catalog Retail	0.6
Multi-Utilities & Unregulated Power	0.5

126.2
Liabilities in excess of other assets	(26.2)

Total	100.0%

See Notes to Financial Statements.

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Statement of Assets and Liabilities

SEPTEMBER 30, 2004	ANNUAL REPORT

Jennsion Equity Opportunity Fund

Statement of Assets and Liabilities

Year Ended September 30, 2004

Assets
Investments, at value including securities on loan of $225,281,745 (cost $1,139,011,186)	$1,217,092,102
Cash	52,558
Receivable for investments sold	38,092,865
Receivable for Series shares sold	1,109,627
Dividends and interest receivable	498,284
Prepaid expenses	24,013

Total assets	1,256,869,449

Liabilities
Payable to broker for collateral for securities on loan (Note 4)	232,780,337
Payable for investments purchased	57,352,377
Payable for Series shares reacquired	1,150,723
Management fee payable	455,686
Accrued expenses and other liabilities	413,318
Distribution fees payable	298,086
Deferred trustees’ fees	2,086

Total liabilities	292,452,613

Net Assets	$964,416,836

Net assets were comprised of:
Common stock, at par	$58,577
Paid-in capital in excess of par	874,107,728

874,166,305
Accumulated net investment loss	(29,087)
Accumulated net realized gain on investments and foreign currency transactions	12,198,702
Net unrealized appreciation on investments	78,080,916

Net assets September 30, 2004	$964,416,836

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($338,248,882 ÷ 20,379,888 shares of common stock issued and outstanding)	$16.60
Maximum sales charge (5.5% of offering price)	0.97

Maximum offering price to public	$17.57

Class B
Net asset value, offering price and redemption price per share ($213,605,534 ÷ 13,449,295 shares of common stock issued and outstanding)	$15.88

Class C
Net asset value and redemption price per share ($66,321,582 ÷ 4,175,820 shares of common stock issued and outstanding)	$15.88

Class Z
Net asset value, offering price and redemption price per share ($346,240,838 ÷ 20,571,582 shares of common stock issued and outstanding)	$16.83

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	17

Statement of Operations

Year Ended September 30, 2004

Net Investment Loss
Income
Dividends (net of foreign withholding taxes of $5,893)	$10,866,006
Interest	1,227
Income from securities loaned, net	362,997

Total income	11,230,230

Expenses
Management fee	5,525,385
Distribution fee—Class A	796,816
Distribution fee—Class B	2,351,619
Distribution fee—Class C	701,736
Transfer agent’s fees and expenses	1,893,000
Custodian’s fees and expenses	166,000
Registration fees	70,000
Reports to shareholders	55,000
Audit fees	25,000
Directors’ fees	20,000
Legal fees and expenses	14,000
Miscellaneous	34,118

Total expenses	11,652,674

Net investment loss	(422,444)

Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized gain (loss) on:
Investment transactions	115,253,041
Foreign currency transactions	(27,001)

115,226,040

Net change in unrealized appreciation on investments	21,832,042

Net gain on investments	137,058,082

Net Increase In Net Assets Resulting From Operations	$136,635,638

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended September 30,
	2004	2003
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(422,444)	$(1,037,737)
Net realized gain (loss) on investments and foreign currency transactions	115,226,040	(25,555,063)
Net change in unrealized appreciation on investments	21,832,042	183,845,133

Net increase in net assets resulting from operations	136,635,638	157,252,333

Series share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	278,783,092	215,235,022
Cost of shares reacquired	(278,406,316)	(244,938,716)

Net increase (decrease) in net assets from Series share transactions	376,776	(29,703,694)

Total increase	137,012,414	127,548,639

Net Assets
Beginning of year	827,404,422	699,855,783

End of year	$964,416,836	$827,404,422

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	19

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on August 10, 1995 and consists of six series: Jennison Equity Opportunity Fund (the “Series”), Jennison Growth Fund, Dryden Active Allocation Fund, (formerly Dryden Active Balanced Fund), JennisonDryden Growth Allocation Fund, JennisonDryden Moderate Allocation Fund and JennisonDryden Conservative Allocation Fund. These financial statements relate to Jennison Equity Opportunity Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on November 7, 1996.

The Series’ investment objective is to achieve long-term growth of capital. The Series seeks to achieve its objectives by investing primarily in common stocks of established companies with growth prospects believed to be underappreciated by the market.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price as provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “ Manager”), in consultation with the subadvisor; to be over-the-counter, are valued at market value by an independent pricing agent or principal market maker. Any security for which a reliable market quotation is unavailable is valued at fair value in accordance with the Board of Director’s approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of September 30, 2004, there were no securities valued in accordance with such procedures.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term securities which mature in more than sixty days are valued at current market quotations. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

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Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange.

(ii) Purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Series policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	21

Notes to Financial Statements

Cont’d

collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Lending: The Series may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal at all times, to the market value of the securities loaned. The Series may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Series receives compensation, net of any rebate, for lending its securities in the form of interest or dividends on the collateral received for the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discounts on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis.

Net investment income or (loss) (other than distribution fees which are charged directly to the respective class), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income, if any, semi-annually and distributions of net realized capital gains, if any, at least annually. Dividends and distributions, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate tax paying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal tax provision is required.

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Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”), the subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .60 of 1% of the average daily net assets of the Series up to $300 million and .575 of 1% of the average daily net assets of the Series over $300 million.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% of the Class A shares.

PIMS has advised the Series that it received approximately $314,400 and $17,300 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended September 30, 2004. From these fees PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	23

Notes to Financial Statements

Cont’d

PIMS has advised the Series that for the year ended September 30, 2004 it received approximately $531,200 and $12,900 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PI, PIMS, and Jennison are indirect, wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. For the period from October 1, 2003 through April 30, 2004, the SCA provided for a commitment of $800 million and allowed the Funds to increase the commitment to $1 billion, if necessary. Effective May 3, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is October 29, 2004. Effective October 29, 2004, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit agreement is $500 million. The Funds pay a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration date of the revised credit agreement will be October 28, 2005. The Fund did not borrow any amounts pursuant to the SCA during the year ended September 30, 2004.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended September 30, 2004, the Series incurred fees of approximately $1,519,400 for the services of PMFS. As of September 30, 2004, approximately $133,600 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

The Series invests in the Taxable Money Market Series (the “portfolio”), a portfolio of the Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended September 30, 2004, the Series earned income of $817,809 and $362,997 from the portfolio by investing its excess cash and collateral received from securities lending, respectively.

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Prudential Investment Management, Inc., (“PIM”), an indirect wholly owned subsidiary of Prudential, is the Series’ security lending agent. For the year ended September 30, 2004, PIM has been compensated approximately $121,000 for these services.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Series incurred approximately $155,500 in total networking fees, of which the amount relating to the services of Wachovia Securities LLC (“Wachovia”), an affiliate of PI, was approximately $129,100 for the year ended September 30, 2004. As of September 30, 2004, approximately $11,300 of such fees were due to Wachovia. These amounts are included in transfer agent’s fees and expenses on the Statement of Operations.

For the year ended September 30, 2004, Wachovia earned approximately $6,600 in brokerage commissions from portfolio transactions executed on behalf of the Series.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 2004 were $893,355,308 and $923,683,288 respectively.

As of September 30, 2004, the Series had securities on loan with an aggregate market value of $225,281,745. The Series received $232,780,337 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

Note 5. Tax Information

In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, accumulated net investment loss and accumulated net realized gains on investments. For the year ended September 30, 2004, the adjustments were to decrease net investment loss by $393,357, increase accumulated net realized gains by $27,001 and decrease paid-in-capital by $420,358 due to the Series net operating loss and foreign currency reclassification for federal income tax purposes. Net investment income, net realized losses and net assets were not affected by this change.

As of September 30, 2004, the accumulated undistributed long-term gains on a tax basis was $15,019,724.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	25

Notes to Financial Statements

Cont’d

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2004 were as follows:

Tax Basis	Appreciation	Depreciation	Total Net Unrealized Appreciation
$1,141,832,208	$91,903,263	$16,643,369	$75,259,894

The differences between book and tax basis are primarily attributable to deferred losses on wash sales.

In addition, the fund utilized approximately $80,139,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended September 30, 2004.

Note 6. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. Prior to March 15, 2004, Class A shares were sold with a front-end sales charge of 5%. Effective on March 15, 2004, all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to February 2, 2004 Class C shares were sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class C shares purchased on or after February 2, 2004 are not subject to an initial sales charge and the contingent deferred sales charge (CDSC) for Class C shares will be 12 months from the date of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 3.25 billion shares of $.001 par value common stock of the Fund authorized which are divided into three series, two of which offer four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 250 million authorized shares and the Series also may offer Class I shares, of which 250 million shares are authorized, but none are currently issued and outstanding. As of September 30, 2004 Prudential owned 966,095 Class Z shares of the Series.

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Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2004:
Shares sold	5,293,649	$86,148,464
Shares reacquired	(5,796,143)	(93,681,321)

Net increase (decrease) in shares outstanding before conversion	(502,494)	(7,532,857)
Shares issued upon conversion from Class B	2,507,099	40,542,495

Net increase (decrease) in shares outstanding	2,004,605	$33,009,638

Year ended September 30, 2003:
Shares sold	6,756,710	$86,196,064
Shares reacquired	(6,963,390)	(88,408,245)

Net increase (decrease) in shares outstanding before conversion	(206,680)	(2,212,181)
Shares issued upon conversion from Class B	711,890	9,116,231

Net increase (decrease) in shares outstanding	505,210	$6,904,050

Class B
Year ended September 30, 2004:
Shares sold	1,605,144	$25,034,252
Shares reacquired	(2,648,625)	(41,086,845)

Net increase (decrease) in shares outstanding before conversion	(1,043,481)	(16,052,593)
Shares reacquired upon conversion into Class A	(2,608,890)	(40,542,495)

Net increase (decrease) in shares outstanding	(3,652,371)	$(56,595,088)

Year ended September 30, 2003:
Shares sold	2,362,715	$29,109,632
Shares reacquired	(4,302,366)	(51,776,113)

Net increase (decrease) in shares outstanding before conversion	(1,939,651)	(22,666,481)
Shares reacquired upon conversion into Class A	(735,613)	(9,116,231)

Net increase (decrease) in shares outstanding	(2,675,264)	$(31,782,712)

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	27

Notes to Financial Statements

Cont’d

Class C	Shares	Amount
Year ended September 30, 2004:
Shares sold	516,520	$8,019,214
Shares reacquired	(1,205,344)	(18,674,152)

Net increase (decrease) in shares outstanding	(688,824)	$(10,654,938)

Year ended September 30, 2003:
Shares sold	784,985	$9,711,911
Shares reacquired	(1,784,783)	(21,787,017)

Net increase (decrease) in shares outstanding	(999,798)	$(12,075,106)

Class Z
Year ended September 30, 2004:
Shares sold	9,752,481	$159,581,162
Shares reacquired	(7,610,755)	(124,963,998)

Net increase (decrease) in shares outstanding	2,141,726	$34,617,164

Year ended September 30, 2003:
Shares sold	6,943,952	$90,217,415
Shares reacquired	(6,518,054)	(82,967,341)

Net increase (decrease) in shares outstanding	425,898	$7,250,074

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Financial Highlights

SEPTEMBER 30, 2004	ANNUAL REPORT

Jennsion Equity Opportunity Fund

Financial Highlights

Cont’d

Class A
Year Ended September 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$14.22

Income (loss) from investment operations
Net investment income	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.36

Total from investment operations	2.38

Less Dividends and Distributions
Dividends from net investment income	—
Distributions from net realized gains	—

Total distributions	—

Net asset value, end of year	$16.60

Total Return(a):	16.74%
Ratios/Supplemental Data:
Net assets, end of year (000)	$338,249
Average net assets (000)	$318,726
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.07%
Expenses, excluding distribution and service (12b-1) fees	.82%
Net investment income	.11%
For Class A, B, C and Z shares:
Portfolio turnover rate	102%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b)	Calculated based upon average shares outstanding during the year.
(c)	The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended September 30,
2003	2002	2001	2000

$11.48	$14.03	$14.82	$12.76

.01	.02 (b)	.07 (b)	.04
2.73	(1.92)	.96	3.38

2.74	(1.90)	1.03	3.42

—	—	(.05)	—
—	(.65)	(1.77)	(1.36)

—	(.65)	(1.82)	(1.36)

$14.22	$11.48	$14.03	$14.82

23.87%	(14.59)%	7.61%	29.23%

$261,252	$205,215	$169,393	$66,117
$232,395	$227,305	$123,058	$43,741

1.15%	1.09%	1.13%	1.19%
.90%	.84%	.88%	.94%
.07%	.11%	.44%	.64%

115%	94%	144%	145%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	31

Financial Highlights

Cont’d

Class B
Year Ended September 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$13.71

Income (loss) from investment operations
Net investment loss	(.11)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.28

Total from investment operations	2.17

Less Dividends and Distributions
Distributions from net realized gains	—

Total distributions	—

Net asset value, end of year	$15.88

Total Return(a):	15.83%
Ratios/Supplemental Data:
Net assets, end of year (000)	$213,606
Average net assets (000)	$235,162
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.82%
Expenses, excluding distribution and service (12b-1) fees	.82%
Net investment loss	(.63)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b)	Calculated based upon average shares outstanding during the year.

See Notes to Financial Statements.

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Class B
Year Ended September 30,
2003	2002		2001		2000

$11.15	$13.74		$14.61		$12.68

(.09)	(.09	)(b)	(.04	)(b)	(.02)
2.65	(1.85)		.94		3.31

2.56	(1.94)		.90		3.29

—	(.65)		(1.77)		(1.36)

—	(.65)		(1.77)		(1.36)

$13.71	$11.15		$13.74		$14.61

22.96%	(15.21)%		6.76%		28.31%

$234,421	$220,609		$212,264		$108,440
$225,579	$272,070		$165,575		$96,325

1.90%	1.84%		1.88%		1.94%
.90%	.84%		.88%		.94%
(.68)%	(.63)%		(.29)%		(.12)%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	33

Financial Highlights

Cont’d

Class C
Year Ended September 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$13.71

Income (loss) from investment operations
Net investment loss	(.11)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.28

Total from investment operations	2.17

Less Dividends and Distributions
Distributions from net realized gains	—

Total distributions	—

Net asset value, end of year	$15.88

Total Return(a):	15.83%
Ratios/Supplemental Data:
Net assets, end of year (000)	$66,322
Average net assets (000)	$70,174
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.82%
Expenses, excluding distribution and service (12b-1) fees	.82%
Net investment loss	(.64)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b)	Calculated based upon average shares outstanding during the year.

See Notes to Financial Statements.

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Class C
Year Ended September 30,
2003	2002		2001		2000

$11.15	$13.74		$14.61		$12.68

(.09)	(.09	)(b)	(.05	)(b)	(.01)
2.65	(1.85)		.95		3.30

2.56	(1.94)		.90		3.29

—	(.65)		(1.77)		(1.36)

—	(.65)		(1.77)		(1.36)

$13.71	$11.15		$13.74		$14.61

22.96%	(15.21)%		6.76%		28.31%

$66,683	$65,417		$58,424		$13,457
$65,790	$78,162		$32,629		$9,977

1.90%	1.84%		1.88%		1.94%
.90%	.84%		.88%		.94%
(.68)%	(.63)%		(.36)%		(.10)%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	35

Financial Highlights

Cont’d

Class Z
Year Ended September 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$14.38

Income (loss) from investment operations
Net investment income	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.39

Total from investment operations	2.45

Less Dividends and Distributions
Dividends from net investment income	—
Distributions from net realized gains	—

Total distributions	—

Net asset value, end of year	$16.83

Total Return(a):	17.04%
Ratios/Supplemental Data:
Net assets, end of year (000)	$346,241
Average net assets (000)	$323,831
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.82%
Expenses, excluding distribution and service (12b-1) fees	.82%
Net investment income	.36%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b)	Calculated based upon average shares outstanding during the year.

See Notes to Financial Statements.

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Class Z
Year Ended September 30,
2003	2002	2001	2000

$11.59	$14.12	$14.92	$12.80

.04	.05 (b)	.10 (b)	.04
2.75	(1.93)	.97	3.44

2.79	(1.88)	1.07	3.48

—	—	(.10)	—
—	(.65)	(1.77)	(1.36)

—	(.65)	(1.87)	(1.36)

$14.38	$11.59	$14.12	$14.92

24.07%	(14.34)%	7.85%	29.64%

$265,048	$208,615	$137,620	$17,092
$232,369	$228,798	$87,301	$8,446

.90%	.84%	.88%	.94%
.90%	.84%	.88%	.94%
.33%	.37%	.66%	.96%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	37

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The Prudential Investment Portfolios, Inc.—Jennison Equity Opportunity Fund.

We have audited the accompanying statement of assets and liabilities of The Prudential Investment Portfolios, Inc.—Jennison Equity Opportunity Fund (one of the portfolios constituting The Prudential Investment Portfolios, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2003 and the financial highlights for the periods presented prior to September 30, 2004, were audited by another independent registered public accounting firm, whose report dated, November 20, 2003, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 19, 2004

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Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

David E.A. Carson (70), Director since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Director since 2003(3) Oversees 100 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Director since 1996(3) Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61), Director since 1995(3) Oversees 94 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

Robin B. Smith (65), Director since 1995(3) Oversees 99 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	39

Stephen D. Stoneburn (61), Director since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (65), Director since 1996(3) Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Directors(1)

Judy A. Rice (56), President since 2003 and Director since 2000(3) Oversees 101 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (57), Vice President and Director since 1996(3) Oversees 175 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

William V. Healey (51), Chief Legal Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management

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Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc., Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Deborah A. Docs (46), Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Lee D. Augsburger (45), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Grace C. Torres (45), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Jennison Associates LLC or “Jennison”) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	41

Additional information about the Fund’s Directors is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Additional Information

(Unaudited)

Commencing after September 30, 2004, the Fund will file a complete portfolio of holdings on the Fund’s first and third quarter-end on Form N-Q with the Securities and Exchange Commission (the “Commission”). Form N-Q will be available on the Commission’s website at http://www.sec.gov or by visiting the Commission’s Public Reference Room. For information on the Commission’s Public Reference Room visit the Commission’s website.

See Notes to Financial Statements.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/04
	One Year	Five Years	Since Inception
Class A	10.25%	10.16%	11.73%
Class B	10.75	10.44	11.69
Class C	14.75	10.58	11.69
Class Z	16.97	11.69	12.83

Average Annual Total Returns (Without Sales Charges) as of 9/30/04
	One Year	Five Years	Since Inception
Class A	16.74%	11.41%	12.53%
Class B	15.83	10.58	11.69
Class C	15.83	10.58	11.69
Class Z	17.04	11.69	12.83

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

Source: Prudential Investments LLC and Lipper Inc. Inception date: 11/7/96

Visit our website at www.jennisondryden.com

The graph compares a $10,000 investment in the Jennison Equity Opportunity Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class A shares (November 7, 1996) and the account values at the end of the current fiscal year (September 30, 2004) as measured on a quarterly basis. The S&P 500 Index data is measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B and Class C shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Fund charged a maximum front-end sales charge of 5.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Until February 2, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment adviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Fund’s website at http://www.prudential.com and on the Commission’s website at http://www.sec.gov.

DIRECTORS
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief Legal Officer • Lori E. Bostrom, Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

Jennison Equity Opportunity Fund
Share Class	A	B	C	Z
NASDAQ	PJIAX	PJIBX	PJGCX	PJGZX
CUSIP	74437E503	74437E602	74437E701	74437E800

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

Prudential Fixed Income is a business unit of Prudential Investment Management, Inc. (PIM). Quantitative Management Associates LLC, Jennison Associates LLC, and PIM are registered investment advisers and Prudential Financial companies.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders of the Fund can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Equity Opportunity Fund PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that Director at Jennison Equity Opportunity Fund PO Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Directors are not screened before being delivered to the addressee.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Equity Opportunity Fund
Share Class	A	B	C	Z
NASDAQ	PJIAX	PJIBX	PJGCX	PJGZX
CUSIP	74437E503	74437E602	74437E701	74437E800

MF172E      IFS-A098330      Ed. 11/2004

Dryden Active Allocation Fund

Formerly known as Dryden Active Balanced Fund

SEPTEMBER 30, 2004	ANNUAL REPORT

FUND TYPE

Balanced/allocation

OBJECTIVE

Income and long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

Dear Shareholder,

November 15, 2004

We hope that you find the annual report for the Dryden Active Allocation Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity of having at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and is reflective of your personal investor profile and tolerance for risk.

JennisonDryden mutual funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC and/or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden mutual funds.

Sincerely,

Judy A. Rice, President

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Active Allocation Fund (the Fund) is income and long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 9/30/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	12.68%	16.50%	N/A	61.94%
Class B	11.91	12.53	N/A	53.13
Class C	11.91	12.53	N/A	53.13
Class Z	12.96	18.34	118.99%	144.57
S&P 500 Index[3]	13.86	–6.38	186.01	***
Lehman Brothers U.S. Aggregate Bond Index[4]	3.68	43.43	109.18	****
Customized Blend Index[5]	9.49	13.90	156.44	*****
Lipper Balanced Funds Avg.[6]	9.20	13.09	125.69	******

Average Annual Total Returns[1] as of 9/30/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	6.48%	1.94%	N/A	5.53%
Class B	6.91	2.21	N/A	5.54
Class C	10.91	2.39	N/A	5.54
Class Z	12.96	3.43	8.15%	7.92
S&P 500 Index[3]	13.86	–1.31	11.08	***
Lehman Brothers U.S. Aggregate Bond Index[4]	3.68	7.48	7.66	****
Customized Blend Index[5]	9.49	2.64	9.88	*****
Lipper Balanced Funds Avg.[6]	9.20	2.35	8.34	******

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are

2	Visit our website at www.jennisondryden.com

subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

2Inception dates: Class A, B, and C, 11/7/96; and Class Z, 1/4/93.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

4The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity on the securities. It gives a broad look at how short- and intermediate-term bonds have performed.

5The Customized Blend Index is made up of the S&P 500 Index (57.5%), the Lehman Brothers U.S. Aggregate Bond Index (40.0%), and the T-Bill 3-Month Blend (2.5%).

6The Lipper Balanced Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Balanced Funds category for the periods noted. Funds in the Lipper Average are funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock:bond ratio ranges around 60%:40%.

Investors cannot invest directly in an index. The returns for the S&P 500 Index, the Lehman Brothers U.S. Aggregate Bond Index, and the Customized Blend Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

***S&P 500 Index Closest Month-End to Inception cumulative total returns are 78.35% for Class A, B, and C; and 218.96% for Class Z. S&P 500 Index Closest Month-End to Inception average annual total returns are 7.58% for Class A, B, and C; and 10.38% for Class Z.

****Lehman Brothers U.S. Aggregate Bond Index Closest Month-End to Inception cumulative total returns are 71.04% for Class A, B, and C; and 122.04% for Class Z. Lehman Brothers U.S. Aggregate Bond Index Closest Month-End to Inception average annual total returns are 7.01% for Class A, B, and C; and 7.02% for Class Z.

*****Customized Blend Index Closest Month-End to Inception cumulative total returns are 79.53% for Class A, B, and C; and 180.30% for Class Z. Customized Blend Index Closest Month-End to Inception average annual total returns are 7.67% for Class A, B, and C; and 9.17% for Class Z.

******Lipper Average Closest Month-End to Inception cumulative total returns are 61.93% for Class A, B, and C; and 149.21% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns are 6.14% for Class A, B, and C; and 7.93% for Class Z.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	3

Your Fund’s Performance (continued)

Five Largest Equity Holdings expressed as a percentage of net assets as of 9/30/04
Pfizer, Inc., Pharmaceuticals	1.7%
Citigroup, Inc., Financial Services	1.7
General Electric Co., Diversified Operations	1.6
Exxon Mobil Corp., Oil & Gas Exploration & Production	1.5
Microsoft Corp., Computer Software & Services	1.2

Holdings are subject to change.

Five Largest Equity Industries expressed as a percentage of net assets as of 9/30/04
Financial Services	8.3%
Oil & Gas Exploration & Production	4.3
Pharmaceuticals	4.1
Computer Software & Services	3.4
Banking	3.2

Industry weightings are subject to change.

4	Visit our website at www.jennisondryden.com

Investment Adviser’s Report

Prudential Investment Management, Inc.

Active asset allocation

Asset class exposure can have a greater impact on returns over the long term than the selection of individual securities. We use quantitative models to determine which market sectors offer the best opportunities. Using companies’ earnings expectations and stock prices, we compare the expected returns on stocks with the interest rates on bonds. We monitor our allocation daily and try to increase the proportion of the type of security that we believe to be the best value at any given time. We implement most of these allocation changes with stock and bond futures contracts because trading these futures contracts is generally quicker and less expensive than trading the underlying securities. Our neutral position is 57.5% stocks, 40.0% bonds, and 2.5% cash.

Over the twelve months ended September 30, 2004, the S&P 500 Index gained 13.86%, while the Lehman Brothers U.S. Aggregate Bond Index rose 3.68%. The Fund’s significant overweight in stocks—an allocation above its neutral position of 57.5%—and the good performance of both its stock and bond portfolios, resulted in a return above the Lipper balanced funds average.

Our quantitative stock strategy

We attempt to beat the performance of the S&P 500 Index while maintaining a similar risk profile—that is to say, we normally hold industry, sector, and market capitalization (the amount we invest in firms of various sizes) profiles fairly similar to those of the S&P 500 Index. Within these limits, we emphasize stocks that our models rank as inexpensive for their growth potential and underweight those that appear to be too expensive. The return of the Fund’s stock portfolio will deviate from that of the S&P 500 Index, but we believe our risk controls reduce vulnerability to any single market influence.

The stock portfolio had a strong performance for the reporting period largely because of good performance among stocks in all growth categories, especially those with the highest earnings growth. The most significant contribution to relative performance was from overweightings in Mosaic Co. (+171%), OM Group (+150%), Harman International Industries (+119%), Nextel Partners (+111%), Nucor (+102%), Louisiana-Pacific (+90%), Cree Inc. (+65%), Coach (+55%), ConocoPhillips (+55%), Masco (+44%), and Caremark Rx (+42%). Underweightings in Intel Corp. (–27%), Cardinal Health (–25%), Viacom (–12%), Cisco Systems (–8%) and Wal-Mart Stores (–4%) benefited the portfolio as well.

The portfolio also benefited from overweighting smaller capitalization stocks as compared with their portion of the S&P 500 Index during the period.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	5

Investment Adviser’s Report (continued)

Bonds

We seek to outperform the Lehman Brothers Aggregate Bond Index by investing in a diversified mix of U.S. government bonds, mortgage-backed securities, and investment-grade corporate bonds. In selecting bonds, we look for those that are attractively priced relative to comparable bonds as well as bonds that we expect to increase in price given our outlook for interest rates, the economy, or a specific segment of the bond markets. We develop individual outlooks for the major segments of the bond markets and may emphasize one segment to a greater extent than its representation in the Fund’s target index.

High expectations for the economy in the fourth quarter of 2003 kept most bond returns subdued during the early part of the Fund’s fiscal year. A very strong economy often results in higher interest rates and lower prices for bonds that already are on the market. However, the less credit-worthy sectors of the market (junk and emerging market bonds) benefited as credit quality strengthened with the prospect of improved corporate profitability. Coming into 2004, most market participants expected further improvement in economic conditions, increasing inflationary pressures, and imminent hikes in short-term rates. Fixed income returns in 2004 turned out to be higher than expected because, as the year progressed, investors began to react to clear signs of moderating economic growth, lingering concerns about the health of the job market, and waning inflationary pressures. These factors, combined with the Federal Reserve’s well-broadcast focus on rate hikes occurring at a “measured” pace, eased concerns about investing in bonds. Overall, the Fund’s fixed income benchmark had a moderate return over its fiscal year.

The Fund’s fixed income holdings outperformed their benchmark, primarily by overweighting corporate bonds and selecting well among food and energy issuers. We emphasized select corporate bonds in the BBB ratings category, and, to a lesser extent, high yield corporate bonds. Both sectors performed better during the reporting period than more highly rated corporate bonds and U.S. Treasury bonds.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

6	Visit our website at www.jennisondryden.com

Fees and Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended September 30, 2004.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period. The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	7

Fees and Expenses (continued)

hypothetical examples that appear in the shareholder reports of the other funds. The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Active Allocation Fund		Beginning Account Value April 1, 2004	Ending Account Value September 30, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,006	1.05%	$5.27
	Hypothetical	$1,000	$1,020	1.05%	$5.30

Class B	Actual	$1,000	$1,002	1.80%	$9.01
	Hypothetical	$1,000	$1,016	1.80%	$9.07

Class C	Actual	$1,000	$1,002	1.80%	$9.01
	Hypothetical	$1,000	$1,016	1.80%	$9.07

Class Z	Actual	$1,000	$1,006	0.80%	$4.01
	Hypothetical	$1,000	$1,021	0.80%	$4.04

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2004, and divided by the 366 days in the Fund’s current fiscal year (to reflect the six-month period).

8	Visit our website at www.jennisondryden.com

Portfolio of Investments

as of September 30, 2004

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 94.2%
COMMON STOCKS 70.6%

Aerospace/Defense 1.9%
19,800	Alliant Techsystems, Inc.(a)(f)	$1,197,900
4,100	Armor Holdings, Inc.(a)	170,601
1,100	Curtiss-Wright Corp.	62,953
24,500	General Dynamics Corp.	2,501,450
31,900	Lockheed Martin Corp.	1,779,382
76,800	Northrop Grumman Corp.	4,095,744
16,800	The Boeing Co.	867,216
28,800	United Technologies Corp.	2,689,344

		13,364,590

Airlines 0.1%
46,500	ExpressJet Holdings, Inc.(a)(f)	465,465

Apparel 1.2%
16,950	bebe stores, Inc.	357,984
39,800	Coach, Inc.(a)(f)	1,688,316
3,800	J. Jill Group, Inc.(a)	75,430
54,600	Jones Apparel Group, Inc.(f)	1,954,680
2,700	Kellwood Co.	98,415
14,500	Limited Brands	323,205
113,950	Pacific Sunwear of California, Inc.(a)(f)	2,398,647
13,500	Quiksilver, Inc.(a)(f)	343,170
18,800	The Finish Line, Inc., Class A	581,296
7,500	Timberland Co., Class A(a)	426,000

		8,247,143

Auto Parts & Equipment 0.2%
27,700	American Axle & Manufacturing Holdings, Inc.	810,502
30,100	Dana Corp.	532,469
4,500	Noble International, Ltd.	82,215

		1,425,186

Automobiles & Trucks 1.0%
165,700	Ford Motor Co.(f)	2,328,085
58,276	General Motors Corp.(f)	2,475,564
4,700	Navistar International Corp.(a)(f)	174,793
28,200	PACCAR, Inc.(f)	1,949,184

		6,927,626

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	9

Portfolio of Investments

as of September 30, 2004 Cont’d.

Shares	Description	Value (Note 1)

Banking 3.2%
3,200	Accredited Home Lenders Holding Co.(a)	$123,264
21,400	AmSouth Bancorporation(f)	522,160
13,700	Astoria Financial Corp.	486,213
25,600	BB&T Corp.	1,016,064
1,200	City Holding Co.	39,468
3,000	Commerce Bancorp, Inc.	165,600
12,700	First Horizon National Corp.	550,672
39,200	Huntington Bancshares, Inc.(f)	976,472
71,300	KeyCorp	2,253,080
11,700	Marshall & Ilsley Corp.	471,510
32,900	National City Corp.(f)	1,270,598
9,600	NetBank, Inc.	96,096
43,400	New York Community Bancorp, Inc.	891,436
32,100	NewAlliance Bancshares, Inc.	460,635
64,800	Popular, Inc.	1,704,240
700	R&G Financial Corp., Class B (Puerto Rico)	27,055
11,300	Suntrust Banks, Inc.(f)	795,633
163,156	U.S. Bancorp	4,715,208
11,600	UnionBanCal Corp.	686,836
95,800	Wachovia Corp.(f)	4,497,810
12,000	Zions Bancorporation	732,480

		22,482,530

Beverages 1.4%
53,400	Anheuser-Busch Companies, Inc.	2,667,330
90,300	Coca-Cola Co.	3,616,515
83,600	Pepsi Bottling Group, Inc.	2,269,740
12,300	PepsiAmericas, Inc.	234,930
21,200	PepsiCo, Inc.	1,031,380

		9,819,895

Biotechnology 1.1%
50,100	Align Technology, Inc.(a)	765,528
98,276	Amgen, Inc.(a)(f)	5,570,284
4,000	Bio-Rad Laboratories, Inc., Class A(a)	204,400
1,300	Genentech, Inc.(a)(f)	68,146
18,100	IDEXX Laboratories, Inc.(a)	918,394
500	VISX, Inc.(a)	10,300

		7,537,052

See Notes to Financial Statements.

10	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

Building & Construction 1.6%
4,200	American Woodmark Corp.	$155,505
89,000	D.R. Horton, Inc.	2,946,790
2,600	Eagle Materials, Inc.	185,380
9,600	Florida Rock Industries, Inc.	470,304
31,900	Lennar Corp., Class A(f)	1,518,440
2,320	M.D.C. Holdings, Inc.	169,592
105,700	Masco Corp.	3,649,821
7,500	Monaco Coach Corp.	162,375
1,900	NVR, Inc.(a)(f)	1,046,900
15,300	Standard Pacific Corp.	862,461
1,400	The Ryland Group, Inc.(f)	129,724

		11,297,292

Business Services 0.2%
7,400	Keynote Systems, Inc.(a)	104,784
85,300	Xerox Corp.(a)(f)	1,201,024

		1,305,808

Chemicals 0.9%
24,200	Cabot Microelectronics Corp.(a)(f)	877,250
7,000	E.I. du Pont de Nemours & Co.	299,600
2,500	FMC Corp.(a)	121,425
91,700	IMC Global, Inc.(a)(f)	1,594,663
11,200	MacDermid, Inc.	324,352
700	Octel Corp.	14,868
12,000	OM Group, Inc.(a)	438,720
42,400	RPM, Inc.	748,360
1,000	Sigma-Aldrich Corp.	58,000
36,900	The Dow Chemical Co.	1,667,142
2,700	The Lubrizol Corp.	93,420

		6,237,800

Commercial Services 0.2%
9,100	Banta Corp.	361,725
45,900	Convergys Corp.(a)	616,437
1,100	MemberWorks, Inc.(a)(f)	28,864
14,400	Pegasus Solutions, Inc.(a)	171,648
1,100	Pre-Paid Legal Services, Inc.(a)(f)	28,248
7,600	Shuffle Master, Inc.(a)(f)	284,696

		1,491,618

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	11

Portfolio of Investments

as of September 30, 2004 Cont’d.

Shares	Description	Value (Note 1)

Computer Software & Services 3.4%
22,200	CIBER, Inc.(a)	$166,944
14,400	Computer Sciences Corp.(a)(f)	678,240
13,800	DST Systems, Inc.(a)(f)	613,686
113,600	EarthLink, Inc.(a)	1,170,080
15,400	Intuit, Inc.(a)(f)	699,160
11,200	John H. Harland Co.	351,120
314,500	Microsoft Corp.	8,695,925
21,800	MicroStrategy, Inc.(a)	895,762
68,700	Network Appliance, Inc., Class A(a)(f)	1,580,100
298,000	Oracle Corp.(a)	3,361,440
3,100	Perot Systems Corp., Class A(a)	49,786
53,800	SERENA Software, Inc.(a)(f)	900,074
9,900	Sybase, Inc.(a)	136,521
4,500	Wind River Systems, Inc.(a)	54,900
128,700	Yahoo!, Inc.(a)(f)	4,364,217

		23,717,955

Computer Systems/Peripherals 2.5%
14,400	Agilysys, Inc.	248,976
33,500	Dell, Inc.(a)	1,192,600
217,600	EMC Corp.(a)(f)	2,511,104
200,093	Hewlett-Packard Co.	3,751,744
98,000	International Business Machines Corp.	8,402,520
14,300	Lexmark International, Inc.(a)(f)	1,201,343
7,500	Mercury Computer Systems, Inc.(a)(f)	201,900
1,300	RadiSys Corp.(a)	18,135

		17,528,322

Containers 0.2%
29,400	Ball Corp.	1,100,442
18,600	Pactiv Corp.(a)	432,450
3,300	Rock-Tenn Co., Class A	51,942

		1,584,834

Cosmetics/Toiletries 0.8%
4,100	Chattem, Inc.(a)	132,225
78,100	Gillette Co.(f)	3,259,894
23,500	Kimberly-Clark Corp.	1,517,865
27,700	Nu Skin Enterprises, Inc., Class A	651,227

		5,561,211

See Notes to Financial Statements.

12	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

Data Processing/Management 0.1%
5,500	Certegy, Inc.	$204,655
3,900	SOURCECORP, Inc.(a)	86,346
8,700	VERITAS Software Corp.(a)(f)	154,860

		445,861

Distribution/Wholesale 0.5%
35,600	Fastenal Co.	2,050,560
9,400	Handleman Co.	192,324
18,700	Ingram Micro, Inc., Class A(a)	301,070
15,525	SCP Pool Corp.	415,139
20,300	Tech Data Corp.(a)	782,565

		3,741,658

Diversified Consumer Products 0.6%
60,100	Procter & Gamble Co.	3,252,612
18,400	USANA Health Sciences, Inc.(a)(f)	640,320

		3,892,932

Diversified Manufacturing 1.5%
10,600	3M Co.(f)	847,682
5,200	Acuity Brands, Inc.	123,604
18,400	Cooper Industries Ltd., Class A	1,085,600
37,500	Eaton Corp.	2,377,875
41,400	Energizer Holdings, Inc.(a)(f)	1,908,540
5,900	Griffon Corp.(a)	124,490
16,900	Ingersoll-Rand Co., Class A (Bermuda)(f)	1,148,693
87,300	Tyco International Ltd. (Bermuda)	2,676,618

		10,293,102

Diversified Operations 1.6%
334,050	General Electric Co.	11,217,399

Education 0.5%
51,521	Apollo Group, Inc., Class A(a)(f)	3,780,115

Electrical Utilities 1.3%
14,500	Alliant Energy Corp.	360,760
3,700	American States Water Co.	92,130
59,700	CMS Energy Corp.(a)(f)	568,344
46,500	Constellation Energy Group, Inc.	1,852,560
12,000	DTE Energy Co.	506,280
11,800	Edison International	312,818

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	13

Portfolio of Investments

as of September 30, 2004 Cont’d.

Shares	Description	Value (Note 1)

2,000	Entergy Corp.	$121,220
51,500	Exelon Corp.	1,889,535
4,300	FPL Group, Inc.	293,776
9,300	Northeast Utilities	180,327
4,800	PPL Corp.	226,464
39,200	Progress Energy, Inc.(f)	1,659,728
8,800	The AES Corp.(a)	87,912
1,400	WPS Resources Corp.	62,986
49,800	Xcel Energy, Inc.	862,536

		9,077,376

Electronic Components 1.2%
18,000	Agilent Technologies, Inc.(a)	388,260
13,200	Amphenol Corp., Class A(a)	452,232
6,300	Arrow Electronics, Inc.(a)(f)	142,254
3,100	BEI Technologies, Inc.	84,940
5,600	Ceradyne, Inc.(a)	245,896
80,400	Cree, Inc.(a)(f)	2,454,612
4,100	Electro Scientific Industries, Inc.(a)	71,135
11,400	Emerson Electric Co.	705,546
7,500	Harman International Industries, Inc.	808,125
6,400	Hubbell, Inc., Class B	286,912
15,200	Molecular Devices Corp.(a)	358,264
44,500	PerkinElmer, Inc.	766,290
232,400	Sanmina-SCI Corp.(a)	1,638,420
500	Tektronix, Inc.	16,625

		8,419,511

Financial Services 8.3%
34,100	A.G. Edwards, Inc.(f)	1,180,542
7,700	American Express Co.	396,242
163,920	Bank of America Corp.	7,102,654
800	Capital One Financial Corp.(f)	59,120
29,000	CapitalSource, Inc.(a)	647,860
22,100	CharterMac	485,979
28,400	CIT Group, Inc.	1,061,876
264,160	Citigroup, Inc.	11,654,739
51,298	Countrywide Credit Industries, Inc.(f)	2,020,628
12,000	Deluxe Corp.	492,240
5,300	Fannie Mae(f)	336,020
20,600	Freddie Mac	1,343,944
31,000	Goldman Sachs Group, Inc.	2,890,440
93,630	J.P. Morgan Chase & Co.	3,719,920

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

28,200	Lehman Brothers Holdings, Inc.	$2,248,104
46,325	MBNA Corp.	1,167,390
68,900	Merrill Lynch & Co., Inc.	3,425,708
18,300	Moody’s Corp.	1,340,475
75,700	Morgan Stanley	3,732,010
10,650	New Century Financial Corp.	641,343
60,500	PNC Financial Services Group(f)	3,273,050
26,200	Principal Financial Group, Inc.	942,414
7,300	Providian Financial Corp.(a)	113,442
4,800	SLM Corp.	214,080
22,800	The Bear Stearns Companies, Inc.	2,192,676
25,250	Washington Mutual, Inc.(f)	986,770
81,400	Wells Fargo & Co.	4,853,882

		58,523,548

Foods 1.1%
94,100	Archer-Daniels-Midland Co.	1,597,818
2,800	Chiquita Brands International, Inc.(a)	48,748
17,400	Del Monte Foods Co.(a)	182,526
7,900	Flowers Foods, Inc.	204,215
31,600	Pilgrim’s Pride Corp.(f)	855,728
4,500	Safeway, Inc.(a)	86,895
5,450	Sanderson Farms, Inc.(f)	182,302
40,800	Smithfield Foods, Inc.(a)	1,020,000
4,900	SUPERVALU, Inc.	134,995
6,900	Sysco Corp.	206,448
32,500	The Kroger Co.(a)	504,400
107,000	Tyson Foods, Inc., Class A	1,714,140
12,100	Whole Foods Market, Inc.	1,038,059

		7,776,274

Health Care Services 1.0%
29,500	Anthem, Inc.(a)(f)	2,573,875
7,200	Beverly Enterprises, Inc.(a)	54,504
14,600	Coventry Health Care, Inc.(a)	779,202
3,100	Health Net, Inc.(a)	76,632
4,900	Kindred Healthcare, Inc.(a)	119,560
13,900	LifePoint Hospitals, Inc.(a)(f)	417,139
7,800	Manor Care, Inc.	233,688
2,600	Medco Health Solutions, Inc.(a)	80,340
1,600	Sierra Health Services, Inc.(a)	76,688
6,200	Sunrise Senior Living, Inc.(a)(f)	217,744
9,000	United Surgical Partners International, Inc.(a)	309,150

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	15

Portfolio of Investments

as of September 30, 2004 Cont’d.

Shares	Description	Value (Note 1)

2,500	WellChoice, Inc.(a)	$93,325
22,100	WellPoint Health Networks, Inc.(a)	2,322,489

		7,354,336

Household Durables 0.1%
10,200	La-Z-Boy, Inc.	154,836
20,400	Yankee Candle Co., Inc.(a)	590,784

		745,620

Insurance 2.7%
43,900	ACE Ltd. (Bermuda)	1,758,634
12,800	Aetna, Inc.	1,279,104
33,800	Allstate Corp.(f)	1,622,062
19,600	American Financial Group, Inc.	585,844
59,459	American International Group, Inc.	4,042,617
13,100	AmerUs Group Co.(f)	537,100
5,300	CIGNA Corp.	369,039
4,300	CNA Financial Corp.(a)	103,243
6,900	Everest Re Group Ltd. (Bermuda)	512,877
1,300	First American Corp.	40,079
45,700	Genworth Financial, Inc., Class A(f)	1,064,810
14,500	Infinity Property & Casualty Corp.	428,185
15,900	LandAmerica Financial Group, Inc.	723,450
28,000	Loews Corp.	1,638,000
8,800	MetLife, Inc.	340,120
2,100	MGIC Investment Corp.	139,755
3,400	Nationwide Financial Services, Inc., Class A	119,374
8,700	Odyssey Re Holdings Corp.(f)	192,966
4,300	Ohio Casualty Corp.(a)	89,999
9,900	SAFECO Corp.	451,935
33,178	St. Paul Companies, Inc.	1,096,865
6,300	The Chubb Corp.	442,764
18,800	The PMI Group, Inc.	762,904
44,100	UnumProvident Corp.	691,929
2,400	W.R. Berkley Corp.	101,184
3,000	XL Capital Ltd., Class A (Cayman Islands)	221,970

		19,356,809

Internet & Catalog Retail 0.2%
54,000	Sabre Holdings Corp., Class A	1,324,620

Internet Software & Services
3,600	Internet Security Systems, Inc.(a)	61,200

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

3,800	McAfee, Inc.(a)	$76,380
200	TIBCO Software, Inc.(a)	1,702
5,200	United Online, Inc.(a)	50,024

		189,306

Leisure & Tourism 0.2%
2,700	Ameristar Casinos, Inc.	81,675
3,400	Argosy Gaming Co.(a)(f)	133,280
3,500	Brunswick Corp.	160,160
3,000	Harrah’s Entertainment, Inc.(f)	158,940
34,100	Winnebago Industries, Inc.	1,181,224

		1,715,279

Machinery & Equipment 0.6%
500	Applied Industrial Technologies, Inc.	17,870
23,500	Caterpillar, Inc.(f)	1,890,575
37,300	Deere & Co.	2,407,715
700	Terex Corp.(a)	30,380

		4,346,540

Media & Entertainment 2.2%
500	Belo Corp., Class A	11,270
86,500	Clear Channel Communications, Inc.	2,696,205
64,442	Comcast Corp., Class A(a)	1,819,842
132,700	Disney (Walt) Co.(f)	2,992,385
3,200	EchoStar Communications Corp., Class A(a)	99,584
4,600	Fox Entertainment Group, Inc., Class A(a)	127,604
19,100	Gannett Co., Inc.	1,599,816
286,400	Time Warner, Inc.(a)(f)	4,622,496
2,200	Tribune Co.(f)	90,530
47,919	Viacom, Inc., Class B(f)	1,608,162

		15,667,894

Medical Products & Services 3.1%
1,400	Advanced Medical Optics, Inc.(a)	55,398
13,300	Applera Corp. - Applied Biosystems Group	250,971
13,900	Apria Healthcare Group, Inc.(a)	378,775
59,200	Becton, Dickinson & Co.	3,060,640
23,900	C.R. Bard, Inc.(f)	1,353,457
5,800	Dade Behring Holdings, Inc.(a)	323,164
10,400	Edwards Lifesciences Corp.(a)	348,400
6,551	Fisher Scientific International, Inc.(a)(f)	382,120

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	17

Portfolio of Investments

as of September 30, 2004 Cont’d.

Shares	Description	Value (Note 1)

2,000	Hillenbrand Industries, Inc.	$101,060
7,170	Hospira, Inc.(a)	219,402
145,600	Johnson & Johnson Co.	8,201,648
6,400	Kensey Nash Corp.(a)(f)	167,616
1,400	Laboratory Corp. of America Holdings(a)	61,208
63,700	Medtronic, Inc.	3,306,030
15,200	PolyMedica Corp.	468,160
2,100	Renal Care Group, Inc.(a)	67,683
22,400	Select Medical Corp.	300,832
9,200	Sybron Dental Specialties, Inc.(a)	273,148
10,200	Techne Corp.(a)	389,436
11,300	Thoratec Corp.(a)	108,706
29,400	Varian Medical Systems, Inc.(a)(f)	1,016,358
11,300	Ventana Medical Systems, Inc.(a)(f)	569,972
6,000	Waters Corp.(a)	264,600

		21,668,784

Metals 1.0%
25,000	Allegheny Technologies, Inc.	456,250
21,800	Century Aluminum Co.(a)	604,514
23,800	International Steel Group, Inc.(a)(f)	802,060
3,100	NS Group, Inc.(a)	57,350
39,600	Nucor Corp.	3,618,252
10,400	Reliance Steel & Aluminum Co.	412,880
19,600	Steel Dynamics, Inc.	756,952

		6,708,258

Networking 1.0%
269,800	Cisco Systems, Inc.(a)	4,883,380
118,800	Polycom, Inc.(a)(f)	2,354,616

		7,237,996

Oil & Gas Equipment & Services 1.4%
3,400	Atmos Energy Corp.	85,646
3,100	Cal Dive International, Inc.(a)	110,422
2,900	CARBO Ceramics, Inc.	209,206
10,700	Grant Prideco, Inc.(a)	219,243
69,700	Halliburton Co.	2,348,193
4,400	Hydril(a)(f)	188,980
5,200	KeySpan Corp.	203,840
12,100	Lone Star Technologies, Inc.(a)	457,380
5,300	Maverick Tube Corp.(a)	163,293
36,000	Premcor, Inc.(a)	1,386,000

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

36,900	Schlumberger Ltd.	$2,483,739
48,200	Sempra Energy	1,744,358
2,700	Universal Compression Holdings, Inc.(a)	91,989
22,200	Veritas DGC, Inc.(a)	505,716

		10,198,005

Oil & Gas Exploration & Production 4.3%
2,200	Amerada Hess Corp.(f)	195,800
29,100	Anadarko Petroleum Corp.(f)	1,931,076
17,900	Apache Corp.	896,969
17,500	Burlington Resources, Inc.	714,000
18,200	Chesapeake Energy Corp.	288,106
50,860	ChevronTexaco Corp.	2,728,131
62,400	ConocoPhillips	5,169,840
42,000	Devon Energy Corp.	2,982,420
213,164	Exxon Mobil Corp.	10,302,216
2,100	Houston Exploration Co.(a)	124,635
26,900	Newfield Exploration Co.(a)(f)	1,647,356
57,800	NiSource, Inc.(f)	1,214,378
6,300	Occidental Petroleum Corp.	352,359
15,900	Pogo Producing Co.	754,455
20,300	Unit Corp.(a)(f)	712,124
6,300	W-H Energy Services, Inc.(a)	130,725

		30,144,590

Paper & Forest Products 0.9%
83,000	Georgia-Pacific Corp.	2,983,850
114,100	Louisiana-Pacific Corp.(f)	2,960,895
1,700	Universal Forest Products, Inc.	58,140

		6,002,885

Pharmaceuticals 4.1%
37,300	Abbott Laboratories(f)	1,580,028
2,200	Bradley Pharmaceuticals, Inc.(a)	44,770
106,200	Bristol-Myers Squibb Co.	2,513,754
17,600	Celgene Corp.(a)(f)	1,024,848
52,600	Cephalon, Inc.(a)	2,519,540
27,100	First Horizon Pharmaceutical Corp.(a)(f)	542,271
1,500	Lilly (Eli) & Co.	90,075
129,600	Merck & Co., Inc.	4,276,800
396,353	Pfizer, Inc.	12,128,402
25,800	United Therapeutics Corp.(a)	901,194
89,300	Wyeth	3,339,820

		28,961,502

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	19

Portfolio of Investments

as of September 30, 2004 Cont’d.

Shares	Description	Value (Note 1)

Publishing 0.2%
13,700	Knight-Ridder, Inc.	$896,665
1,800	Pulitzer, Inc.	88,920
300	The Washington Post Co., Class B	276,000

		1,261,585

Real Estate Investment Trust 0.9%
26,100	Anthracite Capital, Inc.	290,232
1,300	Bedford Property Investors, Inc.	39,442
10,400	Boykin Lodging Co.(a)	87,464
200	CarrAmerica Realty Corp.	6,540
1,300	Colonial Properties Trust	52,286
400	Cornerstone Realty Income Trust, Inc.	3,904
1,600	Equity Inns, Inc.	15,808
58,300	Equity Office Properties Trust	1,588,675
17,000	Equity One, Inc.	333,540
4,900	FelCor Lodging Trust, Inc.(a)	55,419
88,800	General Growth Properties, Inc.	2,752,800
10,000	Highwoods Properties, Inc.	246,100
2,600	Luminent Mortgage Capital, Inc.	32,968
6,900	National Health Investors, Inc.	196,236
10,100	Simon Property Group, Inc.	541,663
900	Sizeler Property Investors, Inc.	8,370
14,400	Thornburg Mortgage, Inc.(f)	417,744

		6,669,191

Restaurants 0.8%
32,250	CEC Entertainment, Inc.(a)(f)	1,185,188
33,900	CKE Restaurants, Inc.(a)	374,595
50,700	Darden Restaurants, Inc.	1,182,324
5,300	Jack in the Box, Inc.(a)	168,169
61,900	McDonald’s Corp.	1,735,057
6,800	Ruby Tuesday, Inc.	189,516
27,000	Yum! Brands, Inc.(f)	1,097,820

		5,932,669

Retail 3.0%
22,700	AutoZone, Inc.(a)(f)	1,753,575
7,200	Best Buy Co., Inc.	390,528
15,300	Claire’s Stores, Inc.	383,112
11,500	Electronics Boutique Holdings Corp.(a)	392,150
17,700	Federated Department Stores, Inc.(f)	804,111

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

12,900	GameStop Corp., Class A(a)	$238,779
28,600	Hasbro, Inc.	537,680
137,000	Home Depot, Inc.(f)	5,370,400
3,900	J. C. Penney Co., Inc.	137,592
18,200	Kmart Holding Corp.(a)(f)	1,591,954
38,900	Lowe’s Cos., Inc.	2,114,215
1,500	ShopKo Stores, Inc.(a)	26,115
135,800	Wal-Mart Stores, Inc.	7,224,560

		20,964,771

Semiconductors 1.9%
7,400	Axcelis Technologies, Inc.(a)	61,272
6,800	Helix Technology Corp.	92,446
159,100	Intel Corp.	3,191,546
82,100	Linear Technology Corp.(f)	2,975,304
72,500	Maxim Integrated Products, Inc.	3,066,025
61,300	Microchip Technology, Inc.(f)	1,645,292
87,600	Micron Technology, Inc.(a)(f)	1,053,828
36,800	PMC-Sierra, Inc.(a)	324,208
105,900	Skyworks Solutions, Inc.(a)(f)	1,006,050

		13,415,971

Telecommunication Equipment 1.3%
29,700	Avaya, Inc.(a)(f)	414,018
6,500	CommScope, Inc.(a)	140,400
46,100	Crown Castle International Corp.(a)(f)	685,968
202,800	Motorola, Inc.	3,658,512
18,900	Plantronics, Inc.	817,236
84,000	QUALCOMM, Inc.	3,279,360

		8,995,494

Telecommunication Services 1.8%
4,100	ALLTEL Corp.	225,131
50,200	Aspect Communications Corp.(a)	498,486
123,000	BellSouth Corp.	3,335,760
23,500	CenturyTel, Inc.(f)	804,640
81,800	Nextel Partners, Inc., Class A(a)(f)	1,356,244
39,212	SBC Communications, Inc.	1,017,551
107,352	Verizon Communications, Inc.	4,227,522
48,600	Western Wireless Corp., Class A(a)	1,249,506

		12,714,840

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	21

Portfolio of Investments

as of September 30, 2004 Cont’d.

Shares	Description	Value (Note 1)

Tobacco 0.5%
50,100	Altria Group, Inc.	$2,356,704
16,000	Reynolds American, Inc.	1,088,640

		3,445,344

Transportation/Trucking/Shipping 0.8%
3,800	CNF, Inc.	155,762
5,600	EGL, Inc.(a)(f)	169,456
900	FedEx Corp.	77,121
37,500	J.B. Hunt Transport Services, Inc.(f)	1,392,750
17,550	Knight Transportation, Inc.(a)	375,921
47,600	Norfolk Southern Corp.	1,415,624
8,800	Pacer International, Inc.(a)	144,320
40,700	Swift Transportation Co., Inc.(a)	684,574
17,600	United Parcel Service, Inc., Class B	1,336,192

		5,751,720

Water Utilities
4,200	Aqua America, Inc.	92,862

	Total common stocks (cost $448,989,024)	497,028,974

CONTINGENT VALUE OBLIGATION

Electrical Utilities
4,400	Progress Energy, Inc.(a)(h) (cost $2,398)	0

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

CORPORATE BONDS 8.4%

Aerospace/Defense 0.3%
Baa3	$260	Goodrich Corp., Notes, 7.625%, 12/15/12	$305,400
Baa2	110	Lockheed Martin Corp., Bonds, 8.50%, 12/1/29	145,459
Baa2	175	Notes, 8.20%, 12/1/09	208,244
Baa3	500	Northrop Grumman Corp., Notes, 7.125%, 2/15/11	574,731
Baa3	60	Raytheon Co., Notes, 4.50%, 11/15/07	61,954
Baa3	140	5.50%, 11/15/12	146,633
Baa3	270	6.55%, 3/15/10	299,958
A2	90	United Technologies Corp., Debs., 8.875%, 11/15/19	124,984
A2	165	Notes, 6.35%, 3/1/11	183,135

			2,050,498

Agricultural Products & Services 0.1%
Baa3	185	Bunge Ltd. Finance Corp., Notes, 5.875%, 5/15/13(f)	194,948
A2	375	Cargill, Inc., Notes, 3.625%, 3/4/09	370,846

			565,794

Airlines 0.1%
Baa3	382	Continental Airlines, Inc., 8.048%, 11/1/20(f)	372,166
Ba2	189	Pass-thru Certs. Ser. RJ04, Class B, 9.558%, 9/1/19	187,819
Baa1	130	Southwest Airlines Co., Notes, 5.25%, 10/1/14	129,294

			689,279

Auto & Truck 0.2%
A3	215	Auburn Hills Trust, Debs., 12.375%, 5/1/20	330,429

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	23

Portfolio of Investments

as of September 30, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

A3	$90	DaimlerChrysler North America Holding Corp., Notes, 6.50%, 11/15/13(f)	$97,651
Baa1	460	Ford Motor Co., Notes, 7.45%, 7/16/31	451,044
Baa1	320	General Motors Corp., Debs., 8.375%, 7/15/33	339,767
Baa1	120	Notes, 7.20%, 1/15/11(f)	127,088
Ba1	90	Hyundai Motor Manufacturing LLC, Gtd. Notes, 5.30%, 12/19/08	92,377
Baa3	250	Lear Corp., Sr. Notes, 8.11%, 5/15/09	288,649

			1,727,005

Banking 0.6%
A1	400	Bank One Corp., Sub. Notes, 7.875%, 8/1/10	472,130
Baa2	575	Chohung Bank (South Korea), Sub. Notes, 6.784%, 1/7/05(g)	580,750
Aa2	83	Citigroup, Inc., Sub. Notes, 5.00%, 9/15/14	82,734
Aa2	400	5.625%, 8/27/12	427,538
Aa2	125	6.00%, 10/31/33	126,721
Aa2	250	6.625%, 6/15/32	273,826
Aa3	35	HBOS PLC (United Kingdom), Sub. Notes, 6.00%, 11/1/33	35,871
Aa3	195	J.P. Morgan Chase & Co., Notes, 4.50%, 11/15/10	197,582
Aa3	270	Sr. Notes, 5.25%, 5/30/07	283,732
A1	220	Sub. Notes, 5.125%, 9/15/14	221,179
A3	240	Korea Development Bank (Korea), Notes, 4.75%, 7/20/09	245,557
Baa1	160	Mizuho Finance Group (Cayman Islands), Bank Gtd. Notes, 5.79%, 4/15/14	165,077

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

A1	$140	Santander Central Hispano Issuances (Cayman Islands), 7.625%, 9/14/10	$164,370
A3	170	The Export-Import Bank of Korea, Notes, 4.125%, 2/10/09	169,959
Aa3	450	Wachovia Bank NA, Sub. Notes, 7.80%, 8/18/10	530,052
A1	5	Wachovia Corp., Sub. Notes, 5.25%, 8/1/14	5,111

			3,982,189

Beverages 0.1%
A1	305	Anheuser-Busch Cos., Inc., Sr. Notes, 6.00%, 4/15/11	335,202
Baa1	130	Miller Brewing Co., Notes, 5.50%, 8/15/13	135,544

			470,746

Building & Construction 0.2%
Ba2	160	American Standard, Inc., Gtd. Notes, 7.625%, 2/15/10	181,200
Baa1	100	CRH America, Inc., 6.40%, 10/15/33	107,051
Baa1	200	Notes, 5.30%, 10/15/13	205,924
Ba1	250	D.R. Horton, Inc., Sr. Notes, 5.625%, 9/15/14	248,750
Baa1	225	Hanson Overseas BV, Sr. Notes (United Kingdom), 6.75%, 9/15/05	233,397
Ba1	90	The Ryland Group, Inc., Sr. Notes, 5.375%, 6/1/08	93,600

			1,069,922

Cable 0.2%
Baa3	30	Comcast Corp., Notes, 7.05%, 3/15/33	32,911
Baa3	1,000	Continental Cablevision, Inc., Sr. Notes, 8.30%, 5/15/06	1,077,704

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	25

Portfolio of Investments

as of September 30, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Ba2	$85	Rogers Cable, Inc. (Canada), Sec’d. Notes, 5.50%, 3/15/14	$78,200

			1,188,815

Chemicals 0.2%
Baa2	140	Eastman Chemical Co., Notes, 3.25%, 6/15/08	136,951
Baa2	85	7.00%, 4/15/12(f)	96,671
Baa3	295	ICI Wilmington, Inc., Gtd. Notes, 5.625%, 12/1/13	303,153
A3	60	The Dow Chemical Co., Debs., 5.97%, 1/15/09	64,455
A3	80	Notes, 5.75%, 11/15/09	85,851
A3	140	6.00%, 10/1/12	151,231
A3	135	6.125%, 2/1/11	147,325
Baa3	75	The Lubrizol Corp., Debs., 6.50%, 10/1/34	73,164
Baa3	170	Sr. Notes, 4.625%, 10/1/09	170,032
Baa3	175	5.50%, 10/1/14	173,803

			1,402,636

Commercial Services
Baa1	165	Equifax, Inc., Notes, 4.95%, 11/1/07	172,372

Computer Software & Services
Ba1	115	Computer Associates International, Inc., Sr. Notes, 6.375%, 4/15/05	117,588
A3	60	Computer Sciences Corp., Notes, 6.75%, 6/15/06	63,715
Baa2	140	SunGard Data Systems, Inc., Notes, 3.75%, 1/15/09	137,819

			319,122

Computer Systems/Peripherals
A3	50	Hewlett-Packard Co., Notes, 7.15%, 6/15/05	51,640

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

A1	$185	International Business Machines Corp., Debs., 5.875%, 11/29/32	$191,614

			243,254

Containers 0.2%
Baa2	1,000	Pactiv Corp., Notes, 7.20%, 12/15/05	1,049,790
Baa3	75	Sealed Air Corp., 8.75%, 7/1/08	87,051

			1,136,841

Data Processing/Management 0.1%
A1	375	First Data Corp., Notes, 4.85%, 10/1/14	376,740

Diversified Consumer Products
Aa3	210	Procter & Gamble Co., Bonds, 5.80%, 8/15/34	219,485
Aa3	120	Notes, 4.95%, 8/15/14	122,921

			342,406

Diversified Manufacturing 0.1%
Baa3	220	Bombardier, Inc., Notes, 6.75%, 5/1/12	200,743
A2	215	Honeywell International, Inc., 6.125%, 11/1/11	236,763
Baa3	250	Tyco International Group SA (Luxembourg), Gtd. Notes, 6.00%, 11/15/13	269,810

			707,316

Diversified Operations 0.1%
Baa1	260	Cendant Corp., Notes, 6.875%, 8/15/06	277,121
Baa1	210	Sr. Notes, 7.375%, 1/15/13	242,985
A3	165	Hutchison Whampoa International Ltd. (Cayman Islands), Gtd. Notes, 5.45%, 11/24/10	168,609

			688,715

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	27

Portfolio of Investments

as of September 30, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Electrical Utilities 0.5%
A1	$110	Boston Edison Co., Debs., 4.875%, 4/15/14	$111,725
Baa2	160	CenterPoint Energy Houston Electric LLC, Notes, 5.70%, 3/15/13	169,679
Baa2	120	6.95%, 3/15/33	137,247
A1	85	Consolidated Edison Co. of NY, Debs., 5.70%, 2/1/34	85,707
Baa3	65	Consumers Energy Co., First Mtge. Bonds, 5.375%, 4/15/13	66,906
Baa1	190	Dominion Resources, Inc., Sr. Notes, 5.125%, 12/15/09	196,768
Baa2	125	Energy East Corp., Notes, 6.75%, 9/15/33	134,348
Baa3	155	FirstEnergy Corp., Notes, 7.375%, 11/15/31	174,079
Aa3	120	Florida Power & Light Co., First Mtge. Bonds, 5.95%, 10/1/33	125,791
Baa3	150	NiSource Finance Corp., Notes, 7.625%, 11/15/05	157,619
Baa1	45	Oncor Electric Delivery Co., Debs., 7.25%, 1/15/33	52,946
Baa2	120	Debs., 7.00%, 9/1/22	135,165
Baa2	380	Pacific Gas & Electric Co., First Mtge. Bonds, 6.05%, 3/1/34	386,765
A3	60	PacifiCorp, First Mtge. Bonds, 5.45%, 9/15/13	63,169
Baa2	110	Pepco Holdings, Inc., Notes, 5.50%, 8/15/07	115,174
Baa1	400	PPL Electric Utilities Corp., Sr. Bonds, 6.25%, 8/15/09	438,084
Baa2	280	Progress Energy, Inc., Sr. Notes, 6.75%, 3/1/06	294,043
Baa1	130	Sempra Energy, Notes, 4.75%, 5/15/09	134,229

See Notes to Financial Statements.

28	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

A3	$100	Southern California Edison Co., 1st. Mtge., 4.65%, 4/1/15	$97,815
A3	50	5.75%, 4/1/35	50,208
A3	275	8.00%, 2/15/07	304,395
Ba1	110	Westar Energy, Inc., 1st. Mtge., 6.00%, 7/1/14	118,223
Baa1	120	Xcel Energy, Inc., Sr. Notes, 3.40%, 7/1/08	118,214
Baa1	35	7.00%, 12/1/10	39,582

			3,707,881

Electronic Components
Baa3	150	Jabil Circuit, Inc., Sr. Notes, 5.875%, 7/15/10(f)	156,920

Financial Services 0.8%
Aa2	420	Bank of America Corp., Sr. Notes, 5.375%, 6/15/14	436,162
A3	190	Boeing Capital Corp., Sr. Notes, 6.10%, 3/1/11	208,099
Baa2	295	Capital One Bank, Sr. Notes, 6.875%, 2/1/06	310,181
Baa3	255	Sub. Notes, 6.50%, 6/13/13	278,849
A2	195	CIT Group, Inc., Sr. Notes, 5.50%, 11/30/07	206,883
Ba1	60	Equus Cayman Finance Ltd., Notes (Cayman Islands), 5.50%, 9/12/08	61,987
Baa1	170	Erac USA Finance Co., Notes, 6.70%, 6/1/34	179,692
A3	130	Ford Motor Credit Co., Notes, 7.00%, 10/1/13(f)	137,447
Aaa	330	General Electric Capital Corp., Notes, 6.125%, 2/22/11	363,887
Aaa	500	6.75%, 3/15/32	575,453
Aaa	35	Notes, M.T.N., 4.75%, 9/15/14	34,790
Aaa	160	5.875%, 2/15/12	173,684

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	29

Portfolio of Investments

as of September 30, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

A3	$760	General Motors Acceptance Corp., Notes, 6.125%, 1/22/08	$799,985
A1	130	Household Finance Corp., Notes, 4.75%, 5/15/09	134,175
A1	15	6.375%, 11/27/12	16,621
A1	85	6.75%, 5/15/11	95,672
A1	280	7.00%, 5/15/12	320,443
A1	120	International Lease Finance Corp., Notes, 3.50%, 4/1/09	117,458
A3	385	John Deere Capital Corp., Notes, 7.00%, 3/15/12	445,113
A2	140	National Rural Utilities Cooperative Finance Corp., Notes, M.T.N., 7.25%, 3/1/12	162,017
Aa2	475	Wells Fargo & Co., Sub. Notes, 5.125%, 9/15/16	476,934

			5,535,532

Foods 0.4%
A1	60	Archer-Daniels-Midland Co., Debs., 8.125%, 6/1/12	74,077
Baa2	160	Cadbury Schweppes US Finance, Notes, 3.875%, 10/1/08	160,322
Baa2	170	5.125%, 10/1/13	172,630
Baa1	130	ConAgra Foods, Inc., Notes, 7.875%, 9/15/10	153,243
Baa2	375	Kellogg Co., Notes, 6.60%, 4/1/11	422,256
A3	510	Kraft Foods, Inc., Notes, 4.625%, 11/1/06	524,491
A3	50	5.25%, 6/1/07	52,327
A3	495	5.625%, 11/1/11	522,846
Baa3	75	Tyson Foods, Inc., Notes, 7.25%, 10/1/06	80,431
Baa3	165	8.25%, 10/1/11	195,548
Baa3	80	Notes, M.T.N., 6.625%, 10/17/05	82,570
A1	175	Unilever Capital Corp., 5.90%, 11/15/32	181,340

			2,622,081

See Notes to Financial Statements.

30	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Health Care Services 0.1%
Baa3	$20	Cardinal Health, Inc., Notes, 6.75%, 2/15/11	$21,527
Ba1	305	HCA, Inc., Sr. Notes, 7.875%, 2/1/11	344,929

			366,456

Hotels 0.1%
Baa3	55	Harrah’s Operating Co., Inc., Sr. Notes, 7.125%, 6/1/07	59,676
Baa3	150	Gtd. Notes, 5.50%, 7/1/10	154,991
Baa3	150	Hilton Hotels Corp., Notes, 7.625%, 12/1/12(f)	174,375
Ba3	225	Host Marriott LP, Sr. Notes, 7.00%, 8/15/12	236,813
Ba3	350	La Quinta Inns, Inc., Sr. Notes, 7.40%, 9/15/05	360,937

			986,792

Insurance 0.1%
A1	200	Allstate Corp., Sr. Notes, 7.20%, 12/1/09	229,810
Baa2	130	Aon Corp., Notes, 8.65%, 5/15/05	134,201
A3	35	Axa (France), Sub. Notes, 8.60%, 12/15/30	45,305
A2	70	MetLife, Inc., Sr. Notes, 6.125%, 12/1/11	76,499
A2	25	6.375%, 6/15/34	26,321
Ba2	50	Royal & Sun Alliance Insurance Group PLC (United Kingdom), 8.95%, 10/15/29(f)	62,203
A3	105	The Hartford Financial Services Group, Inc., Sr. Notes, 4.75%, 3/1/14	102,970
Baa2	90	W.R. Berkley Corp., Sr. Notes, 6.15%, 8/15/19	91,147

			768,456

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	31

Portfolio of Investments

as of September 30, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Investment Banking 0.4%
Aa3	$325	Goldman Sachs Group, L.P., Notes, 5.00%, 10/1/14	$321,476
A1	200	Goldman Sachs Group, Inc., Gtd. Notes, 6.345%, 2/15/34	200,630
A1	335	Lehman Brothers Holdings, Inc., Notes, 6.625%, 1/18/12	374,699
Aa3	195	Merrill Lynch & Co., Inc., Notes, 5.45%, 7/15/14	201,707
Aa3	1,200	Morgan Stanley, Notes, 6.10%, 4/15/06	1,256,882
A1	140	Sub. Notes, 4.75%, 4/1/14	135,531
Aa2	500	PaineWebber Group, Inc., Notes, 7.625%, 12/1/09	582,360

			3,073,285

Leisure & Tourism 0.1%
A3	440	Carnival Corp. (Panama), Gtd. Notes, 3.75%, 11/15/07	442,080
A3	50	Carnival PLC (United Kingdom), Notes, 7.30%, 6/1/07	54,525

			496,605

Machinery & Equipment 0.1%
A2	400	Caterpillar, Inc., 7.25%, 9/15/09	459,331

Media & Entertainment 0.3%
Baa3	115	AMFM, Inc., Notes, 8.00%, 11/1/08	130,413
Baa3	130	British Sky Broadcasting Group PLC (United Kingdom), Gtd. Notes, 7.30%, 10/15/06	139,921
Baa3	185	Clear Channel Communications, Inc., Sr. Notes, 4.40%, 5/15/11	178,616
Baa3	90	7.65%, 9/15/10	102,701

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Baa1	$50	Disney (Walt) Co., Notes, 5.375%, 6/1/07	$52,278
Baa1	280	Notes, Sr. B, 5.875%, 12/15/17	292,085
Baa1	205	Sr. Notes, 6.75%, 3/30/06	216,064
Baa1	160	Historic TW, Inc., Debs., 7.25%, 10/15/17	180,706
Baa3	125	News America, Inc., 7.625%, 11/30/28	146,090
Baa1	220	Time Warner, Inc., Gtd. Notes, 7.70%, 5/1/32	255,815
A3	180	Viacom, Inc., 7.875%, 7/30/30	219,896

			1,914,585

Metals
Baa1	180	Alcan, Inc. (Canada), Notes, 6.125%, 12/15/33	186,871
Baa1	80	Notes, 5.20%, 1/15/14	82,126

			268,997

Oil & Gas Equipment & Services 0.3%
Baa2	700	BJ Services Co., 7.00%, 2/1/06	725,913
Baa1	65	Cooper Cameron Corp., Sr. Notes, 2.65%, 4/15/07	63,682
Baa3	140	Duke Capital LLC, Sr. Notes, 4.331%, 11/16/06	142,526
Baa3	45	6.25%, 2/15/13	48,419
Baa3	45	8.00%, 10/1/19	53,815
Baa3	150	Enterprise Products Operating LP, Gtd. Notes, Sr. B, 6.375%, 2/1/13	160,933
Baa3	150	Sr. Notes, 4.00%, 10/15/07	150,828
Baa3	125	5.60%, 10/15/14	125,950
Baa2	30	Halliburton Co., Notes, 5.50%, 10/15/10	31,428

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	33

Portfolio of Investments

as of September 30, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

Baa3	$215		Plains All American Pipeline LP, Sr. Notes, 5.625%, 12/15/13	$222,387
Baa2	25		Transocean, Inc. (Cayman Islands), Notes, 7.50%, 4/15/31	29,683
Baa3	65		Valero Energy Corp., Notes, 6.875%, 4/15/12	73,188

				1,828,752

Oil & Gas Exploration & Production 0.7%
Baa1	40		Anadarko Finance Co., 7.50%, 5/1/31	48,904
Ba3	428	(i)	Chesapeake Energy Corp., Gtd. Notes, 8.125%, 4/1/11	469
A3	135		Conoco, Inc., Sr. Notes, 6.95%, 4/15/29	155,764
A3	500		ConocoPhillips, Notes, 8.75%, 5/25/10	615,215
Baa2	480		Devon Energy Corp., Sr. Notes, 2.75%, 8/1/06	476,750
Baa2	155		Devon Financing Corp., 6.875%, 9/30/11	174,881
Baa2	200		Duke Energy Field Services LLC, Notes, 7.50%, 8/16/05	207,821
Baa2	165		EnCana Corp. (Canada), Bonds, 6.50%, 8/15/34	176,357
Baa3	260		Kerr-McGee Corp., Gtd. Notes, 5.875%, 9/15/06	272,288
Baa3	60		6.875%, 9/15/11	67,118
Baa3	80		6.95%, 7/1/24	85,254
Baa1	155		Marathon Oil Corp., Notes, 6.125%, 3/15/12	168,474
Baa1	340		Occidental Petroleum Corp., Sr. Notes, 6.75%, 1/15/12	385,438
Baa3	500		Parker & Parsley Petroleum Co., Sr. Notes, 8.875%, 4/15/05	515,786
Baa1	350		Pemex Project Funding Master Trust, 7.875%, 2/1/09	390,250

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Baa1	$275	Gtd. Notes, 8.50%, 2/15/08	$309,031
Baa1	450	Petroleos Mexicanos (Mexico), Gtd. Notes, 9.50%, 9/15/27	549,000
Baa3	70	Pioneer Natural Resource Co., Sr. Notes, 5.875%, 7/15/16	73,050
Baa2	80	Precision Drilling Corp. (Canada), Notes, 5.625%, 6/1/14	83,731
A3	90	Suncor Energy, Inc. (Canada), 5.95%, 12/1/34	92,543
Baa2	130	Union Oil Co. of California, Gtd. Notes, 7.35%, 6/15/09	148,183
Baa1	280	Woodside Financial Ltd. (Australia), Gtd. Notes, 5.00%, 11/15/13	285,114

			5,281,421

Paper & Forest Products 0.1%
Baa2	95	International Paper Co., Notes, 5.25%, 4/1/16	93,234
Baa2	110	MeadWestvaco Corp., Gtd. Notes, 6.85%, 4/1/12	122,533
Baa2	200	Notes, 2.75%, 12/1/05	200,005
Baa2	39	Weyerhaeuser Co., Notes, 5.50%, 3/15/05	39,512
Baa2	200	6.75%, 3/15/12	224,277

			679,561

Pharmaceuticals 0.1%
A1	110	Bristol-Myers Squibb Co., Notes, 5.75%, 10/1/11	117,961
Aa2	50	Glaxosmithkline Capital, Inc., Gtd. Notes, 4.375%, 4/15/14	49,026
Baa3	150	Hospira, Inc., Notes, 5.90%, 6/15/14	157,437

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	35

Portfolio of Investments

as of September 30, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Aaa	$435	Pharmacia Corp., Debs., 6.75%, 12/15/27	$506,362
Baa1	95	Wyeth, Notes, 6.45%, 2/1/24	97,426

			928,212

Printing
Baa1	160	R.R. Donnelley & Sons Co., Notes, 4.95%, 4/1/14	158,567

Real Estate Investment Trust 0.3%
Baa3	100	Developers Diversified Reality Corp., Notes, 5.25%, 4/15/11	101,424
Baa2	350	EOP Operating L.P., Sr. Notes, 6.75%, 2/15/08	381,255
Baa1	830	ERP Operating L.P., Notes, 6.63%, 4/13/15	847,900
Baa2	380	Simon Property Group, L.P., Gtd. Notes, 6.875%, 11/15/06	402,916
Baa2	250	Notes, 7.375%, 1/20/06	263,589

			1,997,084

Retail 0.1%
A3	130	CVS Corp., Notes, 4.875%, 9/15/14	129,945
A2	220	Target Corp., Notes, 5.95%, 5/15/06	231,340
A2	140	7.50%, 8/15/10	164,641
Aa2	60	Wal-Mart Stores, Inc., Sr. Notes, 6.875%, 8/10/09	68,047
Baa3	70	Yum! Brands, Inc., Sr. Notes, 8.875%, 4/15/11	87,035

			681,008

Supermarkets 0.2%
Baa2	145	Albertson’s, Inc., Debs., 8.00%, 5/1/31	175,081
Baa2	280	Safeway, Inc., Notes, 2.50%, 11/1/05	278,938
Baa2	195	4.95%, 8/16/10	197,984

See Notes to Financial Statements.

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Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Baa2	$435	The Kroger Co., Gtd. Notes, 6.80%, 4/1/11	$487,387
Baa2	250	7.80%, 8/15/07	278,471

			1,417,861

Telecommunication Equipment 0.1%
Baa3	190	Motorola, Inc., Notes, 4.608%, 11/16/07	195,214
Baa3	145	7.625%, 11/15/10	169,683

			364,897

Telecommunication Services 1.0%
Baa2	120	AT&T Wireless Services, Inc., Notes, 8.125%, 5/1/12	144,999
Baa2	335	Sr. Notes, 7.35%, 3/1/06	355,737
Baa2	110	8.75%, 3/1/31	144,434
A1	260	BellSouth Corp., Bonds, 5.20%, 9/15/14	262,424
A1	120	6.55%, 6/15/34	126,312
A1	300	Notes, 4.20%, 9/15/09	301,725
Baa1	220	British Telecom PLC (United Kingdom), 7.00%, 5/23/07	239,250
Baa1	270	8.875%, 12/15/30	354,700
Baa2	25	CenturyTel, Inc., Sr. Notes, 7.875%, 8/15/12	29,059
Ba3	220	Citizens Communications Co., Debs., 7.60%, 6/1/06	232,375
Ba3	120	Notes, 8.50%, 5/15/06	128,700
Baa2	130	Deutsche Telekom International Finance BV (Netherlands), 8.75%, 6/15/30	168,035
Baa2	140	Gtd. Notes, 9.25%, 6/1/32	195,142
Baa1	355	Koninklijke (Royal) NV (Netherlands), 8.00%, 10/1/10	422,156
A1	80	Pacific Bell, Notes, 7.25%, 11/1/27	84,589

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	37

Portfolio of Investments

as of September 30, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

A1	$70	SBC Communications, Inc., Bonds, 6.45%, 6/15/34	$71,670
Baa3	90	Sprint Capital Corp., Gtd. Notes, 8.75%, 3/15/32	114,227
Baa3	440	Notes, 6.90%, 5/1/19	481,729
Baa2	440	Telecom Italia Capital (Luxembourg), Gtd. Notes, 4.95%, 9/30/14	434,577
Baa2	145	5.25%, 11/15/13	147,736
Baa2	430	6.00%, 9/30/34	420,005
Baa1	800	Telecomunicaciones de Puerto Rico, Inc. (Luxembourg), 6.65%, 5/15/06	841,846
Baa1	420	6.80%, 5/15/09	461,262
A3	230	Telefonica Europe BV (Netherland), Gtd. Notes, 7.75%, 9/15/10	271,028
Baa3	250	Telus Corp., Notes (Canada), 8.00%, 6/1/11	292,935
A2	85	Verizon Global Funding Corp., Notes, 7.75%, 12/1/30	101,798
Baa2	170	Verizon New York, Inc., Debs., 7.375%, 4/1/32(f)	189,151
A2	140	Vodafone Group PLC, Notes (United Kingdom), 5.375%, 1/30/15	144,764
A2	200	7.75%, 2/15/10	234,610

			7,396,975

Tobacco
Baa2	80	Altria Group, Inc., Notes, 7.00%, 7/15/05	81,973
Baa2	120	7.65%, 7/1/08	130,535

			212,508

Transportation 0.1%
Baa2	330	FedEx Corp., Notes, 2.65%, 4/1/07	324,605
Baa1	100	Norfolk Southern Corp., Notes, 7.80%, 5/15/27	122,305

See Notes to Financial Statements.

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Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Baa2	$275	Union Pacific Corp., Notes, 6.625%, 2/1/08	$299,323

			746,233

Waste Management
Baa3	220	Waste Management, Inc., 7.75%, 5/15/32	266,804

		Total corporate bonds (cost $57,446,072)	59,450,454

ASSET BACKED SECURITIES 0.7%
Baa2	230	American Express Credit Account Master Trust, Ser. 2004-4, Class C, 2.23%, 3/15/12(g)	230,000
Baa2	300	Ser. 2004-C, Class C, 2.26%, 2/15/12(g)	300,000
Baa2	397	Bank One Issuance Trust, Ser. 2003-C1, Class C1, 4.54%, 9/15/10	405,622
Aa2	260	Equity One, Inc., Ser. 2004-3, Class M1, 5.70%, 7/25/34	265,075
Aa2	286	Household Mortgage Loan Trust, Ser. 2003-HC2, Class M, 2.411%, 6/20/33(g)	286,224
Aa2	200	Ser. 2004-HC1, Class M, 2.311%, 2/20/34(g)	200,237
Aaa	2,400	MBNA Master Credit Card Trust II, 7.00%, 2/15/12	2,734,755
NR	350	Prestige Auto Receivables Trust, Ser. 2004-1, Class A2, 3.69%, 6/15/11	350,210

		Total asset backed securities (cost $4,702,803)	4,772,123

COMMERCIAL MORTGAGE BACKED SECURITIES 1.4%
AAA(d)	400	Banc of America Commercial Mortgage, Inc., Ser. 2003-2, Class A3, 4.873%, 3/11/41	408,861
Aaa	560	Ser. 2004-2, Class A4, 4.153%, 11/10/38	552,544

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	39

Portfolio of Investments

as of September 30, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Aaa	$129	Commercial Mortgage Asset Trust, Ser. 1999-C2, 7.285%, 11/17/32	$140,214
AAA(d)	2,889	Commercial Mortgage Pass-Through Certificate, Class X2, 1.116%, 3/10/39(g)	131,057
Aaa	850	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-C3, Class A4, 4.835%, 7/15/36	867,342
Aaa	1,115	GE Capital Commercial Mortgage Corp., Ser. 2004-C1, Class A3, 4.596%, 11/10/38	1,105,448
Aaa	5,170	Ser. 2004-C2, Class X2, 0.870%, 3/10/40(g)	161,359
Aaa	1,300	Greenwich Capital Commercial Funding Corp., Ser. 2003-C1, Class A4, 4.111%, 7/5/35	1,253,733
Aaa	1,360	Ser. 2003-C2, Class A3, 4.533%, 1/5/36	1,373,702
Aaa	1,675	KeyCorp, 7.727%, 5/17/32	1,941,992
AAA(d)	800	LB-UBS Commercial Mortgage Trust, Ser. 2004-C6, Class A5, 4.826%, 8/15/29(g)	811,042
Aaa	400	Merrill Lynch Mortgage Trust, Ser. 2004-Key2, Class A3, 4.615%, 8/12/39	401,500
AAA(d)	1,100	Wachovia Bank Commercial Mortgage Trust, Ser. 2003-C3, 4.867%, 2/15/35	1,118,236

		Total commercial mortgage backed securities (cost $8,787,453)	10,267,030

COLLATERALIZED MORTGAGE OBLIGATIONS 0.4%
	595	Federal National Mortgage Assoc., PAC-1, 6.50%, 5/25/08	618,111
Aaa	940	Master Alternative Loan Trust, Ser. 2004-4, Class 4A1, 5.00%, 4/25/19	943,350

See Notes to Financial Statements.

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Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Aaa	$793	Structured Adjustable Rate Mortgage Loan, Ser. 2004-1, Class 4A3, 4.17%, 2/25/34(g)	$801,059
Aaa	192	Washington Mutual, Inc., Ser. 2002-AR4, Class A7, 5.494%, 4/26/32(g)	193,083

		Total collateralized mortgage obligations (cost $3,797,700)	2,555,603

STRUCTURED NOTES 0.1%
B3	650	Dow Jones CDX High Yield Trust, Pass Thru Certs., Ser. 3-1, 7.75%, 12/29/09(f)	658,125
Ba3	200	Pass Thru Certs., Ser. 3-2, 6.375%, 12/29/09(f)	204,000

		Total structured notes (cost $845,383)	862,125

MORTGAGE BACKED SECURITIES 8.2%
		Federal Home Loan Mortgage Corp.,
	1,507	4.50%, 11/1/18 - 7/1/19	1,503,666
	3,107	5.00%, 7/1/19 - 5/1/34	3,135,533
	2,461	5.50%, 5/1/34 - 7/1/34	2,497,645
	912	6.00%, 1/1/34	942,875
	1,500	6.00%, TBA(c)	1,548,750
	1,762	7.00%, 10/1/31 - 11/1/33	1,870,256
		Federal National Mortgage Assoc.,
	491	4.00%, 5/1/19	479,030
	3,753	4.50%, 2/1/19 - 3/1/34	3,704,715
	2,500	5.00%, TBA(c)	2,512,812
	7,223	5.00%, 10/1/18 - 4/1/34	7,193,465
	3,000	5.50%, TBA(c)	3,079,375
	10,066	5.50%, 12/1/16 - 2/1/34	10,225,196
	4,038	6.00%, 9/1/17 - 2/1/34	4,193,873
	5,400	6.00%, TBA(c)	5,604,092
	1,500	6.50%, TBA(c)	1,573,125
	2,778	6.50%, 5/1/13 - 1/1/34	2,928,474
	364	7.50%, 12/1/07	374,608
	56	8.00%, 12/1/23	61,123
	41	8.50%, 2/1/28	45,264
		Government National Mortgage Assoc.,
	1,412	5.50%, 12/15/33 - 9/15/34	1,439,269

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	41

Portfolio of Investments

as of September 30, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

	$1,821	6.50%, 9/15/23 - 8/15/32	$1,931,094
	270	7.00%, 6/15/24	289,699
	71	7.50%, 4/15/29 - 5/15/31	76,396
	361	8.00%, 8/15/22 - 6/15/25	396,398

		Total U.S. government agency mortgage pass-through obligations (cost $57,033,689)	57,606,733

U.S. GOVERNMENT AGENCY OBLIGATIONS 1.7%
	1,070	Federal Home Loan Banks, 4.50%, 5/13/11	1,090,002
	3,110	Federal Home Loan Mortgage Corp., 5.75%, 1/15/12	3,393,560
	905	Federal National Mortgage Assoc., 3.25%, 8/15/08(f)	897,424
	1,305	5.25%, 8/1/12	1,356,233
	1,500	5.50%, 7/18/12	1,526,978
	3,395	6.625%, 9/15/09	3,824,841

		Total U.S. government agency obligations (cost $11,960,388)	12,089,038

U.S. GOVERNMENT SECURITIES 2.4%
	20	United States Treasury Bonds, 5.375%, 2/15/31	21,425
	950	6.00%, 2/15/26(f)	1,083,111
	1,365	8.125%, 8/15/19(b)	1,868,717
	1,875	8.875%, 2/15/19	2,708,349
	1,105	9.00%, 11/15/18(f)	1,608,250
	555	9.125%, 5/15/18(f)	811,796
	3,085	United States Treasury Notes, 2.50%, 9/30/06	3,078,367
	1,240	2.75%, 8/15/07(f)	1,236,610
	1,225	3.125%, 5/15/07(f)	1,235,336
	975	3.25%, 1/15/09	975,457
	880	4.25%, 8/15/14(f)	889,213
	180	4.375%, 5/15/07	187,179
	5	5.00%, 2/15/11	5,376
	2,840	United States Treasury Strips, Zero Coupon, 5/15/19 - 5/15/25(f)	1,041,021

		Total U.S. government securities (cost $16,520,235)	16,750,207

See Notes to Financial Statements.

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Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

MUNICIPAL BOND 0.1%
Aa3	$ 975	Illinois St., Taxable Pension, G.O., 5.10%, 6/1/33 (cost $915,455)	$923,578

FOREIGN GOVERNMENT OBLIGATIONS 0.2%
A1	95	Hydro Quebec (Canada), 7.50%, 4/1/16	118,224
A1	390	Province of Quebec (Canada), 5.75%, 2/15/09	421,581
AA(d)	160	Republic of Italy (Italy), Notes, 5.375%, 6/15/33	158,461
AA(d)	75	6.00%, 2/22/11	82,616
Baa2	100	Republic of South Africa (South Africa), Notes, 6.50%, 6/2/14	106,750
Baa2	320	United Mexican States (Mexico), Notes, 7.50%, 1/14/12	360,640

		Total foreign government obligations (cost $1,160,583)	1,248,272

		Total long-term investments (cost $612,161,183)	663,554,137

SHORT-TERM INVESTMENTS 26.5%

CORPORATE BONDS

Computer Software & Services
Ba1	75	Electronic Data Systems Corp., Notes, 6.85%, 10/15/04(f) (cost $75,890)	75,093

U.S. GOVERNMENT SECURITIES 0.4%
	3,000	United States Treasury Bills, 1.59%, 10/1/04(b) (cost $2,989,708)	2,989,993

	Shares

MUTUAL FUND 26.1%
	183,667,895	Dryden Core Investment Fund—Taxable Money Market Series(e), (cost $183,667,895; Note 3)	183,667,895

		Total short-term investments (cost $186,733,493)	186,732,981

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	43

Portfolio of Investments

as of September 30, 2004 Cont’d.

Value (Note 1)

Total Investments 120.7% (cost $798,894,676; Note 5)	$850,287,118
Liabilities in excess of other assets (20.7%)	(145,923,952)

Net Assets 100.0%	$704,363,166

(a)	Non-income producing security.
(b)	All or partial amount of security is segregated as initial margin for financial futures transactions.
(c)	Partial principal amount of $13,900,000 represents a to-be-announced (“TBA”) mortgage dollar roll, see Notes 1 and 4.
(d)	Standard & Poor’s Rating.
(e)	Represents security or portion thereof, purchased with cash collateral received for securities on loan.
(f)	Securities, or portion thereof, on loan, see Note 4.
(g)	Variable rate instrument.
(h)	Fair valued security, see Note 1.
(i)	Par Value is actual and is not rounded to (000).

G.O.—General Obligation.

LLC—Limited Liability Company.

M.T.N.—Medium Term Notes.

NR—Not Rated by Moody’s or Standard & Poor’s.

The Fund’s current Prospectus contains a description of Moody’s and Standard & Poor’s ratings.

The industry classification of portfolio holdings and other liabilities in excess of assets shown as a percentage of net assets as of September 30, 2004 were as follows:

Mutual Fund	26.1%
Financial	17.3%
Consumer, Non-cyclical	15.8%
Mortgage Securities	10.0%
Consumer, Cyclical	9.2%
Industrial	9.0%
Communications	8.9%
Technology	7.6%
Energy	6.3%
Government	4.9%
Basic Materials	3.0%
Utilities	2.3%
Asset Backed Securities	0.3%

120.7%
Liabilities in excess of other assets	(20.7)%

100.0%

See Notes to Financial Statements.

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Financial Statements

SEPTEMBER 30, 2004	ANNUAL REPORT

Dryden Active Allocation Fund

Statement of Assets and Liabilities

as of September 30, 2004

Assets
Investments, at value including securities on loan of $123,217,035 (cost $798,894,676)	$850,287,118
Cash	23,093
Receivable for investments sold	19,339,494
Dividends and interest receivable	2,081,094
Receivable for Series shares sold	152,839
Due from broker-variation margin	35,594
Prepaid expenses	34,297

Total assets	871,953,529

Liabilities
Payable to broker for collateral for securities on loan (Note 4)	130,500,599
Payable for investments purchased	35,271,567
Payable for Series shares reacquired	948,706
Management fee payable	375,379
Accrued expenses and other liabilities	314,821
Distribution fee payable	177,465
Deferred directors’ fees	1,826

Total liabilities	167,590,363

Net Assets	$704,363,166

Net assets were comprised of:
Common stock, at par	$54,850
Paid-in capital in excess of par	676,032,825

676,087,675
Undistributed net investment income	4,953,481
Accumulated net realized loss on investments	(27,991,814)
Net unrealized appreciation on investments and financial futures contracts	51,313,824

Net assets September 30, 2004	$704,363,166

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($425,613,893 ÷ 33,163,537 shares of common stock issued and outstanding)	$12.83
Maximum sales charge (5.5% of offering price)	0.75

Maximum offering price to public	$13.58

Class B
Net asset value, offering price and redemption price per share
($94,666,879 ÷ 7,409,780 shares of common stock issued and outstanding)	$12.78

Class C
Net asset value and redemption price per share
($14,357,117 ÷ 1,123,701 shares of common stock issued and outstanding)	$12.78

Class Z
Net asset value, offering price and redemption price per share
($169,725,277 ÷ 13,153,036 shares of common stock issued and outstanding)	$12.90

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	47

Statement of Operations

Year Ended September 30, 2004

Net Investment Income
Income
Dividends (net of foreign withholding taxes of $4,754)	$8,974,937
Interest	6,512,861
Income from securities loaned, net	187,414

Total income	15,675,212

Expenses
Management fee	4,671,829
Distribution fee—Class A	1,072,614
Distribution fee—Class B	1,048,469
Distribution fee—Class C	133,806
Transfer agent’s fees and expenses	865,000
Custodian’s fees and expenses	312,000
Audit fee	22,000
Directors’ fees	18,000
Miscellaneous	19,147

Total operating expenses	8,162,865

Net investment income	7,512,347

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	54,140,569
Financial futures contracts	(302,566)

53,838,003

Net change in unrealized appreciation (depreciation) on:
Investments	24,131,024
Financial futures contracts	(454,368)

23,676,656

Net gain on investments	77,514,659

Net Increase In Net Assets Resulting From Operations	$85,027,006

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended September 30,
	2004	2003
Increase In Net Assets
Operations
Net investment income	$7,512,347	$7,126,870
Net realized gain (loss) on investments	53,838,003	(30,896,582)
Net change in unrealized appreciation on investments	23,676,656	158,591,271

Net increase in net assets resulting from operations	85,027,006	134,821,559

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(3,096,771)	(7,752,275)
Class B	—	(1,573,307)
Class C	—	(158,354)
Class Z	(1,626,404)	(3,950,936)

	(4,723,175)	(13,434,872)

Series share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	68,591,089	68,601,247
Net asset value of shares issued in reinvestment of dividends	4,510,771	12,872,855
Cost of shares reacquired	(143,641,696)	(179,176,977)

Net decrease in net assets from Series share transactions	(70,539,836)	(97,702,875)

Total increase	9,763,995	23,683,812

Net Assets
Beginning of year	694,599,171	670,915,359

End of year(a)	$704,363,166	$694,599,171

(a) Includes undistributed net investment income of:	$4,953,481	$2,919,507

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	49

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on August 10, 1995 and consists of six series: Dryden Active Allocation Fund (the “Series”), Jennison Growth Fund, Jennison Equity Opportunity Fund, Jennison Dryden Growth Allocation Fund, Jennison Dryden Moderate Allocation Fund and Jennison Dryden Conservative Allocation Fund. These financial statements relate to Dryden Active Allocation Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on November 7, 1996.

The Series’ investment objective is to seek income and long-term growth of capital by investing in a portfolio of equity, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series, in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded via Nasdaq are valued at the official closing price as provided by Nasdaq. Securities traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at their last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series’ normal

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pricing time, are valued at fair value in accordance with the Board of Director’s approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market-value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Dollar Rolls: The Series may enter into mortgage dollar rolls in which the Series sells mortgage-backed securities for delivery in the current month and simultaneously

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	51

Notes to Financial Statements

Cont’d

contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Series forgoes principal and interest paid on the securities. The Series’ policy is to record the components of dollar rolls as purchase and sale transactions. The Series had dollar rolls outstanding as of September 30, 2004, which are included in Receivable for Investments Sold and Payable for Investments Purchased in the Statement of Assets and Liabilities. The Series maintains a segregated account of U.S. government securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to dollar rolls.

The Series is subject to the risk that the market value of the securities the Series is obligated to repurchase under the agreement may decline below the repurchase price.

Securities Lending: The Series may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

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Net Investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Series. In connection therewith, PIM is obligated to keep certain books and records of the Series. PI pays for the services of PIM, the compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .65 of 1% of the Series’ daily average net assets up to $1 billion and .60 of 1% of the average net assets of the Series in excess of $1 billion.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	53

Notes to Financial Statements

Cont’d

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares.

PIMS has advised the Series that it received approximately $144,400 and $2,000 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended September 30, 2004. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2004, it received approximately $129,100 and $1,300 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. For the period from October 1, 2003 through April 30, 2004, the SCA provided for a commitment of $800 million and allowed the Funds to increase the commitment to $1 billion, if necessary. Effective May 3, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is October 29, 2004. Effective October 29, 2004, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit

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agreement is $500 million. The Funds pay a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration date of the revised credit agreement will be October 28, 2005. The Fund did not borrow any amounts pursuant to the SCA during the year ended September 30, 2004.

Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended September 30, 2004, the Series incurred fees of approximately $693,400 for the services of PMFS. As of September 30, 2004, approximately $54,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Series incurred approximately $59,600 in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC (“Wachovia”), an affiliate of PI, was approximately $38,300 for the year ended September 30, 2004. As of September 30, 2004, approximately $3,300 of such fees were due to Wachovia. These amounts are included in the transfer agent’s fees and expenses in the Statement of Operations.

PIM is the securities lending agent for the Series. For the year ended September 30, 2004, PIM has been compensated by the Series approximately $62,500 for these services.

The Series invests in the Taxable Money Market Series (the “portfolio”), a portfolio of the Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended September 30, 2004, the Series earned income of $986,890 and $187,414 from the portfolio by investing its excess cash and collateral received from securities lending, respectively.

Note 4. Portfolio Securities

Purchases and sales of investment securities other than short-term investments, for the year ended September 30, 2004 were $1,133,666,365 and $1,193,088,083 respectively.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	55

Notes to Financial Statements

Cont’d

During the year ended September 30, 2004, the Series entered into financial futures contracts. Details of outstanding contracts at September 30, 2004 were as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at September 30, 2004	Unrealized Appreciation/ (Depreciation)
70	Long Positions: S&P 500 Index	Dec 04	$19,574,625	$19,510,750	$(63,875)
127	U.S. Treasury 5yr Note	Dec 04	14,008,695	14,065,250	56,555
21	U.S. Treasury 5yr Note	Dec 04	2,333,111	2,325,750	(7,361)
8	U.S. Treasury 2yr Note	Dec 04	1,690,564	1,689,875	(689)
12	S&P Midcap 400 Index	Dec 04	3,521,700	3,564,600	42,900
(52)	Short Positions: U.S. Treasury 10yr Note	Dec 04	(5,813,928)	(5,856,500)	(42,572)
(27)	U.S. Treasury Bond	Dec 04	(2,966,330)	(3,029,906)	(63,576)

					$(78,618)

The amount of dollar rolls outstanding at September 30, 2004 was $14,318,154 (principal $13,900,000), which was 2.0% of total assets.

As of September 30, 2004, the Series had securities on loan with an aggregate market value of $123,217,035. The Series received $130,500,599 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Series’s securities lending procedures.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments. For the year ended September 30, 2004, the adjustments were to decrease net investment income and accumulated net realized loss on investment by $755,198 due to differences between financial reporting and tax accounting. Net investment income, net realized losses and net assets were not affected by this change.

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For the years ended September 30, 2004 and September 30, 2003, the tax character of the distributions paid, as reflected in the Statement of Changes in Net Assets of $4,723,175 and $13,434,872 respectively, was ordinary income.

As of September 30, 2004, the accumulated undistributed earnings on a tax basis was $4,953,481 of ordinary income.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2004 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$805,095,438	$67,387,558	$22,195,878	$45,191,680

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

For federal income tax purposes, the Series had a capital loss carryforward as of September 30, 2004 of approximately $21,869,700 which expires in 2011. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. In addition, the Fund utilized approximately $44,812,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended September 30, 2004.

Note 6. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. Prior to March 15, 2004, Class A shares were sold with a front-end sales charge of 5%. Effective on March 15, 2004, all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to February 2, 2004 Class C shares were sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class C shares purchased on or after February 2, 2004 are not subject to an initial sales charge and the contingent deferred sales charge (CDSC) for Class C shares will be 12 months from the date of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	57

Notes to Financial Statements

Cont’d

There are 3.25 billion shares of $.001 par value common stock of the Fund authorized which are divided into three series, two of which offer four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 250 million authorized shares and the Series also may offer Class I shares, of which 250 million shares are authorized, but none are currently issued and outstanding. As of September 30, 2004 Prudential owned 319,651 Class A shares of the Series.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2004:
Shares sold	1,842,296	$22,918,287
Shares issued in reinvestment of dividends	239,027	2,887,451
Shares reacquired	(6,275,147)	(78,035,868)

Net increase (decrease) in shares outstanding before conversion	(4,193,824)	(52,230,130)
Shares issued upon conversion from Class B	1,567,118	19,678,283

Net increase (decrease) in shares outstanding	(2,626,706)	$(32,551,847)

Year ended September 30, 2003:
Shares sold	2,182,055	$22,675,921
Shares issued in reinvestment of dividends	703,668	7,240,748
Shares reacquired	(7,758,347)	(80,565,008)

Net increase (decrease) in shares outstanding before conversion	(4,872,624)	(50,648,339)
Shares issued upon conversion from Class B	2,195,502	23,524,652

Net increase (decrease) in shares outstanding	(2,677,122)	$(27,123,687)

Class B
Year ended September 30, 2004:
Shares sold	1,212,841	$15,087,912
Shares reacquired	(1,365,625)	(17,000,309)

Net increase (decrease) in shares outstanding before conversion	(152,784)	(1,912,397)
Shares reacquired upon conversion into Class A	(1,568,432)	(19,678,283)

Net increase (decrease) in shares outstanding	(1,721,216)	$(21,590,680)

Year ended September 30, 2003:
Shares sold	1,337,730	$14,015,715
Shares issued in reinvestment of dividends	148,356	1,529,548
Shares reacquired	(3,148,182)	(32,134,772)

Net increase (decrease) in shares outstanding before conversion	(1,662,096)	(16,589,509)
Shares reacquired upon conversion into Class A	(2,197,732)	(23,524,652)

Net increase (decrease) in shares outstanding	(3,859,828)	$(40,114,161)

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Class C	Shares	Amount
Year ended September 30, 2004:
Shares sold	353,512	$4,422,914
Shares reacquired	(337,616)	(4,214,060)

Net increase (decrease) in shares outstanding	15,896	$208,854

Year ended September 30, 2003:
Shares sold	452,041	$4,668,350
Shares issued in reinvestment of dividends	15,058	155,251
Shares reacquired	(537,865)	(5,540,896)

Net increase (decrease) in shares outstanding	(70,766)	$(717,295)

Class Z
Year ended September 30, 2004:
Shares sold	2,089,845	$26,161,976
Shares issued in reinvestment of dividends	133,938	1,623,320
Shares reacquired	(3,555,192)	(44,391,459)

Net increase (decrease) in shares outstanding	(1,331,409)	$(16,606,163)

Year ended September 30, 2003:
Shares sold	2,582,934	$27,241,261
Shares issued in reinvestment of dividends	382,491	3,947,308
Shares reacquired	(5,676,937)	(60,936,301)

Net increase (decrease) in shares outstanding	(2,711,512)	$(29,747,732)

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	59

Financial Highlights

Class A
Year Ended September 30, 2004(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.47

Income (Loss) from investment operations
Net investment income	.14
Net realized and unrealized gain (loss) on investment transactions	1.31

Total from investment operations	1.45

Less Distributions
Dividends from net investment income	(.09)
Distributions from net realized gains	—

Total distributions	(.09)

Net asset value, end of year	$12.83

Total Investment Return(a):	12.68%
Ratios/Supplemental Data:
Net assets, end of year (000)	$425,614
Average net assets (000)	$429,046
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.07%
Expenses, excluding distribution and service (12b-1) fees	.82%
Net investment income	1.13%
For Class A, B, C, and Z shares:
Portfolio turnover rate	170%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Effective October 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. There was no per share or ratio effect because of this change for the year ended September 30, 2002. Per share amounts and ratios for the years ended prior to September 30, 2002 have not been restated to reflect this change in presentation.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.
(d)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class A
Year Ended September 30,
2003(d)	2002(b)	2001	2000

$9.60	$11.08	$13.76	$13.25

.12	.18	.44	.38
1.96	(1.37)	(2.31)	1.10

2.08	(1.19)	(1.87)	1.48

(.21)	(.29)	(.38)	(.28)
—	—	(.43)	(.69)

(.21)	(.29)	(.81)	(.97)

$11.47	$9.60	$11.08	$13.76

21.91%	(11.18)%	(14.40)%	11.56%

$410,597	$369,410	$474,409	$16,444
$385,242	$461,051	$456,359	$13,248

1.11%	1.11%	1.21%	1.30%
.86%	.86%	.96%	1.05%
1.12%	1.51%	2.21%	2.76%

212%	215%	134%	243%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	61

Financial Highlights

Cont’d

Class B
Year Ended September 30, 2004(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.42

Income (Loss) from investment operations
Net investment income	.05
Net realized and unrealized gain (loss) on investment transactions	1.31

Total from investment operations	1.36

Less Distributions
Dividends from net investment income	—
Distributions from net realized gains	—

Total distributions	—

Net asset value, end of year	$12.78

Total Investment Return(a):	11.91%
Ratios/Supplemental Data:
Net assets, end of year (000)	$94,667
Average net assets (000)	$104,847
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.82%
Expenses, excluding distribution and service (12b-1) fees	.82%
Net investment income	.38%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Effective October 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. There was no per share or ratio effect because of this change for the year ended September 30, 2002. Per share amounts and ratios for the years ended prior to September 30, 2002 have not been restated to reflect this change in presentation.
(c)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class B
Year Ended September 30,
2003(c)	2002(b)	2001	2000

$9.56	$11.00	$13.68	$13.17

.04	.10	.40	.27
1.95	(1.36)	(2.35)	1.11

1.99	(1.26)	(1.95)	1.38

(.13)	(.18)	(.30)	(.18)
—	—	(.43)	(.69)

(.13)	(.18)	(.73)	(.87)

$11.42	$9.56	$11.00	$13.68

20.96%	(11.73)%	(14.99)%	10.78%

$104,308	$124,201	$181,313	$18,648
$113,112	$169,928	$225,621	$13,794

1.86%	1.86%	1.96%	2.05%
.86%	.86%	.96%	1.05%
.38%	.77%	1.55%	2.01%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	63

Financial Highlights

Cont’d

Class C
Year Ended September 30, 2004(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.42

Income (Loss) from investment operations
Net investment income	.05
Net realized and unrealized gain (loss) on investment transactions	1.31

Total from investment operations	1.36

Less Distributions
Dividends from net investment income	—
Distributions from net realized gains	—

Total distributions	—

Net asset value, end of year	$12.78

Total Investment Return(a):	11.91%
Ratios/Supplemental Data:
Net assets, end of year (000)	$14,357
Average net assets (000)	$13,380
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.82%
Expenses, excluding distribution and service (12b-1) fees	.82%
Net investment income	.38%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Effective October 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. There was no per share or ratio effect because of this change for the year ended September 30, 2002. Per share amounts and ratios for the years ended prior to September 30, 2002 have not been restated to reflect this change in presentation.
(c)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class C
Year Ended September 30,
2003(c)	2002(b)	2001	2000

$9.56	$11.00	$13.68	$13.17

.04	.08	.32	.27
1.95	(1.34)	(2.27)	1.11

1.99	(1.26)	(1.95)	1.38

(.13)	(.18)	(.30)	(.18)
—	—	(.43)	(.69)

(.13)	(.18)	(.73)	(.87)

$11.42	$9.56	$11.00	$13.68

20.96%	(11.73)%	(14.99)%	10.78%

$12,655	$11,268	$16,423	$2,893
$12,132	$15,577	$14,019	$1,741

1.86%	1.86%	1.96%	2.05%
.86%	.86%	.96%	1.05%
.37%	.76%	1.43%	2.02%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	65

Financial Highlights

Cont’d

Class Z
Year Ended September 30, 2004(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.53

Income (Loss) from investment operations
Net investment income	.17
Net realized and unrealized gain (loss) on investment transactions	1.32

Total from investment operations	1.49

Less Distributions
Dividends from net investment income	(.12)
Distributions from net realized gains	—

Total distributions	(.12)

Net asset value, end of year	$12.90

Total Investment Return(a):	12.96%
Ratios/Supplemental Data:
Net assets, end of year (000)	$169,725
Average net assets (000)	$171,470
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.82%
Expenses, excluding distribution and service (12b-1) fees	.82%
Net investment income	1.38%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Effective October 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. There was no per share or ratio effect because of this change for the year ended September 30, 2002. Per share amounts and ratios for the years ended prior to September 30, 2002 have not been restated to reflect this change in presentation.
(c)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class Z
Year Ended September 30,
2003(c)	2002(b)	2001	2000

$9.66	$11.14	$13.79	$13.27

.14	.21	.35	.40
1.97	(1.37)	(2.17)	1.12

2.11	(1.16)	(1.82)	1.52

(.24)	(.32)	(.40)	(.31)
—	—	(.43)	(.69)

(.24)	(.32)	(.83)	(1.00)

$11.53	$9.66	$11.14	$13.79

22.11%	(10.86)%	(13.96)%	11.87%

$167,039	$166,036	$207,850	$146,516
$172,708	$206,376	$230,926	$137,089

.86%	.86%	.96%	1.05%
.86%	.86%	.96%	1.05%
1.36%	1.76%	2.51%	2.99%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	67

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The Prudential Investment Portfolios, Inc.—Dryden Active Allocation Fund

We have audited the accompanying statement of assets and liabilities of The Prudential Investment Portfolios, Inc.—Dryden Active Allocation Fund (one of the portfolios constituting The Prudential Investment Portfolios, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2003 and the financial highlights for the periods presented prior to September 30, 2004, were audited by other auditors, whose report dated, November 25, 2003, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 19, 2004

68	Visit our website at www.jennisondryden.com

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Series’ fiscal year end September 30, 2004, as to the federal tax status of dividends and distributions paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended September 30, 2004, dividends paid from net investment income were $.09 per share for Class A shares, and $.12 per share for Class Z shares, which are taxable as ordinary income.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders. Please be advised that 5.45% of the dividends paid from ordinary income in the fiscal year ended September 30, 2004 qualify for each of these states’ tax exclusion.

We also wish to advise you that 100% of the dividends paid from ordinary income in the fiscal year ended September 30, 2004 qualified for the corporate dividends received deduction available to corporate taxpayers.

The Fund intends to designate 100% of ordinary income dividends as qualified for the reduced tax rate under the Jobs and Growth Tax Relief Reconciliation Act of 2003, allowable.

In January 2005, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2004.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	69

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

David E.A. Carson (70), Director since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Director since 2003(3) Oversees 100 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Director since 1996(3) Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61), Director since 1995(3) Oversees 94 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

Robin B. Smith (65), Director since 1995(3) Oversees 99 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

70	Visit our website at www.jennisondryden.com

Stephen D. Stoneburn (61), Director since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (65), Director since 1996(3) Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Directors(1)

Judy A. Rice (56), President since 2003 and Director since 2000(3) Oversees 101 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (57), Vice President and Director since 1996(3) Oversees 175 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

William V. Healey (51), Chief Legal Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	71

Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc., Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Deborah A. Docs (46), Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Lee D. Augsburger (45), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Grace C. Torres (45), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadvisers (Prudential Investment Management, Inc. or “PIM” and Quantitative Management Associates LLC or “QMA”) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

72	Visit our website at www.jennisondryden.com

Additional information about the Fund’s Directors is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Additional Information

(Unaudited)

Commencing after September 30, 2004, the Fund will file a complete portfolio of holdings on the Fund’s first and third quarter-end on Form N-Q with the Securities and Exchange Commission (the “Commission”). Form N-Q will be available on the Commission’s website at http://www.sec.gov or by visiting the Commission’s Public Reference Room. For information on the Commission’s Public Reference Room visit the Commission’s website.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	73

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/04
	One Year	Five Years	Ten Years	Since Inception
Class A	6.48%	1.94%	N/A	5.53%
Class B	6.91	2.21	N/A	5.54
Class C	10.91	2.39	N/A	5.54
Class Z	12.96	3.43	8.15%	7.92

Average Annual Total Returns (Without Sales Charges) as of 9/30/04
	One Year	Five Years	Ten Years	Since Inception
Class A	12.68%	3.10%	N/A	6.29%
Class B	11.91	2.39	N/A	5.54
Class C	11.91	2.39	N/A	5.54
Class Z	12.96	3.43	8.15%	7.92

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A, B, and C, 11/7/96; and Class Z, 1/4/93.

Visit our website at www.jennisondryden.com

The graph compares a $10,000 investment in the Dryden Active Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index), the Lehman Brothers U.S. Aggregate Bond Index, and the Customized Blend Index by portraying the initial account values at the commencement of operations for Class A shares (November 7, 1996) and the account values at the end of the current fiscal year (September 30, 2004) as measured on a quarterly basis. The S&P 500 Index, Lehman Brothers U.S. Aggregate Bond Index, and the Customized Blend Index data is measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed. The Customized Blend Index is made up of the S&P 500 Index (57.5%), the Lehman Brothers U.S. Aggregate Bond Index (40.0%), and the T-Bill 3-Month Blend (2.5%). The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of balanced/allocation stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Fund charged a maximum front-end sales charge of 5.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of up to 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Until February 2, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of up to 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of up to 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment adviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Fund’s website at http://www.prudential.com and on the Commission’s website at http://www.sec.gov.

DIRECTORS
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead

OFFICERS

Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief Legal Officer • Lori E. Bostrom, Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

Dryden Active Allocation Fund
Share Class	A	B	C	Z
NASDAQ	PIBAX	PBFBX	PABCX	PABFX
CUSIP	74437E883	74437E875	74437E867	74437E859

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

Prudential Fixed Income is a business unit of Prudential Investment Management, Inc. (PIM). Quantitative Management Associates LLC, Jennison Associates LLC, and PIM are registered investment advisers and Prudential Financial companies.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders of the Fund can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden Active Allocation Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that Director at Dryden Active Allocation Fund, PO Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Directors are not screened before being delivered to the addressee.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Active Allocation Fund
Share Class	A	B	C	Z
NASDAQ	PIBAX	PBFBX	PABCX	PABFX
CUSIP	74437E883	74437E875	74437E867	74437E859

MF185E    IFS-A098331    Ed. 11/2004

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-802-2991, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended September 30, 2004, KPMG LLP, the Registrant’s principal accountant, billed the Registrant $105,600 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. KPMG did not serve as the Registrant’s principal accountant during fiscal year ended September 30, 2003, so no information for that fiscal year is provided.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the last fiscal year 2004 was $33,500. KPMG did not serve as the Registrant’s principal accountant during fiscal year 2003, so no information for that fiscal year is provided.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 9 – Submission of Matters to a Vote of Security Holders:

On September 1, 2004, the Board of Directors adopted the following nominations and communications policy:

Nominating and Governance Committee. The Nominating and Governance Committee of the Board of Directors is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act.

The Nominating and Governance Committee Charter is available on the Funds’ website at www.jennisondryden.com.

Selection of Director Nominees. The Nominating and Governance Committee is responsible for considering nominees for directors at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case at The Prudential Investment Portfolios Inc., P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Shareholder Communications with Directors

Shareholders of the Funds can communicate directly with the Board of Directors by writing to the Chair of the Board, The Prudential Investment Portfolios Inc., P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that director at The Prudential Investment Portfolios Inc., P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual directors are not screened before being delivered to the addressee.

Item 10 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11 – Exhibits

(a)	Code of Ethics – Attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Prudential Investment Portfolios, Inc.

By (Signature and Title)*	/s/ WILLIAM V. HEALEY
William V. Healey
Chief Legal Officer

Date November 15, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

Date November 15, 2004

By (Signature and Title)*	/s/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date November 15, 2004

*	Print the name and title of each signing officer under his or her signature.